                                                                                                                                Registration No. 2-73969
                                                                                                                                File No. 811-3255

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                 [ X ]

Pre-Effective Amendment No.                                                                                                                  [     ]

Post-Effective Amendment No. 44                                                                                                            [ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

ACT OF 1940                                                                                                                                           [ X ]

Amendment No. 43                                                                                                                                    [ X ]

PANORAMA SERIES FUND, INC.

(Exact Name of Registrant as Specified in Charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of Principal Executive Offices)     (Zip Code)

(303) 768-3200

(Registrant’s Telephone Number, including Area Code)

Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, 225 Liberty Street

New York, New York 10281-1008

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[     ]     Immediately upon filing pursuant to paragraph (b)
[ X ]     On April 30, 2010 pursuant to paragraph (b)
[    ]     60 days after filing pursuant to paragraph (a)(1)
[     ]     On ____________ pursuant to paragraph (a)(1)
[    ]     75 days after filing pursuant to paragraph (a)(2)
[    ]     On _____________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[    ]     This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

Growth Portfolio A series of Panorama Series Fund, Inc.
Share Classes:
Non-Service Shares

Prospectus dated April 30, 2010
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Growth Portfolio is a mutual fund that seeks high total return. It invests mainly in common stocks of domestic large-cap companies.

Shares of the Fund are sold only as an underlying investment for variable life insurance policies, variable annuity contracts and other insurance company separate accounts. A prospectus for the insurance product you have selected accompanies this prospectus. It explains how to select shares of the Fund as an investment under the insurance product.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. Please read this prospectus (and your insurance product prospectus) carefully before you invest and keep them for future reference about your account.

Inside Front Cover

To Summary Prospectus

THE FUND SUMMARY

Investment Objective. The Fund seeks high total return.

Fees and Expenses of the Fund. The table below describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. The accompanying prospectus of the participating insurance company provides information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. The fees and expenses of those products are not charged by the Fund and are not reflected in this table. Expenses would be higher if those fees were included.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.63%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.81%
Fee Waiver and Expense Reimbursement*	(0.02%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.79%

*Since May 1, 2009, the Manager has voluntarily agreed to limit the Fund's total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80%.  This voluntary expense limitation may not be amended or withdrawn until one year after the date of this prospectus.

Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows, whether or not you redeemed your shares:

	1 Year	3 Years	5 Years	10 Years
Growth Portfolio	$81	$258	$449	$1,004

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 118% of the average value of its portfolio.

Principal Investment Strategies.  The Fund mainly invests in common stocks of U.S. companies. The portfolio managers use both fundamental research and quantitative models to identify investment opportunities. While the process may change over time or vary in particular cases, in general the selection process currently:

  aims to maintain broad diversification across all major economic sectors;
  uses quantitative models, including sector-specific factors, to rank securities within each economic sector;
  uses a fundamental approach to analyze issuers based on factors such as a company's financial performance, competitive strength, industry position, business practices and management; and
  considers market trends, current industry outlooks and general economic conditions.

In constructing the portfolio, the Fund seeks to limit idiosyncratic company-specific risks. The portfolio managers consider stock rankings, benchmark weightings and capitalization outlooks in determining security weightings for individual issuers.

The Fund may invest in companies of any market capitalization range. To seek to maintain liquidity, the Fund currently focuses on larger capitalization issuers, which it considers to be companies with market capitalizations equal to the range of companies in the Russell 1000 Index. The Fund may invest in debt securities for liquidity, to seek income or for hedging purposes.

The Fund can invest without limit in securities issued by companies or governments in any country, including in developing or emerging market countries.

The portfolio managers might sell a security if the stock price is approaching their price target, if the company's competitive position has deteriorated or the company's management has performed poorly, or if they have identified more attractive investment prospects.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor security selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Investing in Stock. The value of the Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience great short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

Main Risks of Small- and Mid-Sized Companies. Small- and mid-sized companies may be either established or newer companies, including companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain, they also involve greater risk of loss. They may be more sensitive to changes in earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-sized companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-sized companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. It may take a substantial period of time to realize a gain on an investment in a small- or mid-sized company, if any gain is realized at all.

Who Is the Fund Designed For?  The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies. The Fund is designed primarily for investors seeking high total return. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that focuses on stocks. The Fund is not designed for investors needing current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's Non-Service Shares performance from year to year and by showing how the Fund's average annual returns for 1, 5, and 10 years compare with those of broad measures of market performance that reflect the markets in which the Fund typically invests. Charges imposed by the insurance accounts that invest in the Fund are not included and the returns would be lower if they were. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/investors/overview/PanoramaSeriesFundIncGrowthPortfolio.

During the period shown, the highest return before taxes for a calendar quarter was 18.70% (2nd qtr 09) and the lowest return before taxes for a calendar quarter was -21.79% (4th qtr 08).

The following table shows the average annual total returns before taxes for the Fund's shares.

Average Annual Total Returns for the periods ended December 31, 2009	1 Year	5 Years	10 Years
Growth Portfolio (inception 01-21-1982)	29.19%	0.36%	(1.14%)
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	26.47%	0.42%	(0.95%)

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers. Manind ("Mani") Govil has been lead portfolio manager of the Fund and Benjamin Ram has been co-portfolio manager of the Fund since May 2009.

Purchase and Sale of Fund Shares. Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. The accompanying prospectus of the participating insurance company provides information about how to select the Fund as an investment option.

Taxes. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends and capital gains distributions will be taxable to the participating insurance company, if at all. However, those payments may affect the tax basis of certain types of distributions from those accounts. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and Other Financial Intermediaries. The Fund, the Manager, or their related companies may make payments to financial intermediaries, including to insurance companies that offer shares of the Fund as an investment option. These payments for the sale of Fund shares and related services may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES AND RISKS. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

Common Stock. Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy. Common stocks may be exchange-traded or over-the-counter securities. Over-the-counter securities may be less liquid than exchange-traded securities.

Quantitative Model. The portfolio managers use a quantitative stock scoring model that is based on a number of factors which ranks individual securities relative to those in its sector.

Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

The Fund may invest in securities of foreign issuers that are traded on U.S. or foreign exchanges. The Fund may purchase American Depository Shares ("ADS") as part of American Depository Receipt ("ADR") issuances, which are negotiable certificates issued by a U.S. bank representing a specified number of shares in a foreign stock traded on a U.S. exchange. They are subject to some of the special considerations and risks, discussed above, that apply to foreign securities traded and held abroad.

Small-Cap Investments. The Fund may invest in small-cap companies, including "unseasoned" companies that have been in operation for less than three years (including the operations of any predecessors). Small-cap companies may be developing new products or services that the Fund believes have relatively favorable prospects. They may be expanding into new and growing markets that might enable them to achieve a favorable market position. In many instances, the securities of smaller companies are traded over-the-counter or on a regional securities exchange, where the frequency and volume of trading is substantially less than is typical for securities of larger companies traded on national securities exchanges. Therefore, the securities of smaller companies may be subject to wider price fluctuations and may be less liquid.

Mid-Cap Investments. Mid-cap companies are generally companies that have completed their initial start-up cycle, and in many cases have established markets and developed seasoned management teams. The portfolio manager searches for stocks of mid-cap companies that have the financial stability approximating that of larger companies and the high growth potential associated with smaller companies. The portfolio manager will not normally invest in stocks of companies in "turnaround" situations until the company's operating characteristics have improved.

OTHER INVESTMENT STRATEGIES AND RISKS.  The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Diversification and Concentration.  The Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual securities by diversifying its investments across a broad number of different companies. The Fund will not concentrate more than 25% of its total assets in issuers in any one industry.  At times, however, the Fund may emphasize investments in some industries more than others.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act of 1940 that apply to publicly-sold mutual funds.

Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Other Equity Securities.  In addition to common stocks, the Fund can invest in other equity or "equity equivalents" securities such as preferred stocks or convertible securities. Preferred stocks generally pay a dividend and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. A convertible security is one that can be converted into or exchanged for common stock of an issuer within a particular period of time at a specified price, upon the occurrence of certain events or according to a price formula. Convertible securities offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. The Fund considers some convertible securities to be "equity equivalents" because they are convertible into common stock. The credit ratings of those convertible securities generally have less impact on the investment decision, although they are still subject to credit and interest rate risk.

     Time-Zone Arbitrage. The Fund may invest in securities of foreign issuers that are traded in U.S. or foreign markets. If the Fund invests a significant amount of its assets in securities traded in foreign markets, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Manager and the Board believe to be their fair value, may help deter those activities.

Risks of Debt Securities.

What is a Debt Security? A debt security is a security representing money borrowed by the issuer that must be repaid, specifying the amount of principal, the interest or discount rate, and the time or times at which payments are due.

Debt securities may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or to repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. Debt securities are subject to the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise and when prevailing interest rates rise, the values of already-issued debt securities generally fall and they may be less than the amount the Fund paid for them. The values of longer-term debt securities usually change more when interest rates change than the values of shorter-term debt securities. When interest rates fall, the issuers of debt securities may prepay principal more quickly than expected and the Fund may have to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

Master Limited Partnerships. The Fund may invest in publicly traded limited partnerships known as "master limited partnerships" or MLPs. MLPs issue units that are registered with the Securities and Exchange Commission and are freely tradable on a securities exchange or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP's creditors would continue after the Fund sold its investment in the MLP. MLPs are typically real estate, oil and gas and equipment leasing vehicles, but they also finance movies, research and development, and other projects.

Investments in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds, unit investment trusts and business development companies. One reason the Fund might do so is to gain exposure to segments of the markets represented by another fund, at times when the Fund might not be able to buy the particular type of securities directly. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. The Fund does not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges.

Derivative Investments. The Fund can invest in a number of different types of "derivative" instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency.  Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks.

The Fund may use derivatives to seek to increase its investment return or for hedging purposes. The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so.

Options and futures are some of the types of derivatives the Fund may use. The Fund may also use other types of derivatives that are consistent with its investment strategies or  hedging purposes.

     Hedging.  Hedging transactions are intended to reduce the risks of securities in the Fund's portfolio. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, however, the hedge might be unsuccessful or could reduce the Fund's return or create a loss.

     The Fund has percentage limits on its use of hedging instruments.

     Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. Derivative transactions may require the payment of premiums and can increase portfolio turnover. For example, if a call option sold by the Fund were exercised on an investment that had increased in value above the call price, the Fund would be required to sell the investment at the call price and would not be able to realize any additional profit.

Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way the Manager expects it to. As a result, the Fund could realize little or no income or lose principal from the investment, or a hedge might be unsuccessful. Derivatives are also subject to credit risk, since the Fund may also lose money on a derivative investment if the issuer of the security fails to pay the amount due.

For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

The Fund will not invest more than 15% of its net assets in illiquid securities.  The Manager monitors the Fund's holdings of illiquid securities on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Loans of Portfolio Securities. The Fund may loan its portfolio securities to brokers, dealers and financial institutions to seek income. The Fund has entered into a securities lending agreement with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs") for that purpose. Under the agreement, Goldman Sachs will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. The Fund's portfolio loans must comply with the collateralization and other requirements of the Fund's securities lending agreement, its securities lending procedures and applicable government regulations.

    The Fund limits loans of portfolio securities to not more than 25% of its net assets.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other funds and accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager; however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

The Fund offers its shares to separate accounts of different insurance companies, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

Investments in Oppenheimer Institutional Money Market Fund. The Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund, to provide liquidity or for defensive purposes. The Fund invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund directly. At the time of an investment, the Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. Government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

CHANGES TO THE FUND'S INVESTMENT POLICIES. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is not a fundamental policy but will not be changed by the Board without advance notice to shareholders. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Portfolio Holdings
The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER. OppenheimerFunds, Inc., the Manager, chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Directors, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960. The Manager and a subsidiary managed funds with nearly 6 million shareholder accounts as of March 31, 2010. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fee. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.625% of the first $300 million of average daily net assets of the Fund, 0.500% of the next $100 million, and 0.450% of average daily net assets over $400 million. The Fund's management fee for its last fiscal year ended December 31, 2009 was 0.63% of the Fund's average annual net assets.

Since May 1, 2009, the Manager has voluntarily agreed to limit the Fund's total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80%. This undertaking may be amended or withdrawn after one year from the date of this prospectus.  Actual total annual operating expenses for the fiscal year ended December 31, 2009 were those shown in the Annual Fund Operating Expenses table earlier in this prospectus.  The Fund's management fee and other annual operating expenses may vary in future years.

A discussion regarding the basis for the Board of Directors' approval of the Fund's investment advisory contract is available in the Fund's Annual Report to shareholders for the year ended December 31, 2009.

Portfolio Managers. The Fund's portfolio is managed by Manind ("Mani") Govil and Benjamin Ram, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Govil has been lead portfolio manager of the Fund and Mr. Ram has been co-portfolio manager of the Fund since May 2009.

     Mr. Govil, CFA, has been a Senior Vice President, the Main Street Team Leader and a portfolio manager of the Manager since May 2009. Prior to joining the Manager, Mr. Govil was a portfolio manager with RS Investment Management Co. LLC from October 2006 until March 2009. He served as the head of equity investments at The Guardian Life Insurance Company of America from August 2005 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. He served as the lead portfolio manager - large cap blend/core equity, co-head of equities and head of equity research, from 2001 to July 2005, and was lead portfolio manager - core equity, from April 1996 to July 2005, at Mercantile Capital Advisers, Inc. Mr. Govil is a portfolio manager of other portfolios in the OppenheimerFunds complex.

     Mr. Ram has been a Vice President and portfolio manager of the Manager since May 2009. Prior to joining the Manager, Mr. Ram was sector manager for financial investments and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as Portfolio Manager Mid Cap Strategies, Sector Manager Financials at The Guardian Life Insurance Company of America from January 2006 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. He was a financials analyst, from 2003 to 2005, and co-portfolio manager, from 2005 to 2006, at Mercantile Capital Advisers, Inc. Mr. Ram was a bank analyst at Legg Mason Securities from 2000 to 2003 and was a senior financial analyst at the CitiFinancial division of Citigroup, Inc. from 1997 to 2000. Mr. Ram is a portfolio manager of other portfolios in the OppenheimerFunds complex. .

     The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

MORE ABOUT YOUR INVESTMENT

How to Buy and Sell Shares

You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. Information about your investment in the Fund can only be obtained from your participating insurance company or its servicing agent. The Fund's Transfer Agent does not hold or have access to those records.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund currently offers only one class of shares. That class of shares has no class "name" designation, but is referred to in this prospectus as "Non-Service" shares.  The Fund has one additional class of shares authorized, which is not currently offered for sale.  There are no outstanding shares of that share class.

THE PRICE OF FUND SHARES. Fund shares are sold to participating insurance companies at their net asset value per share. The net asset value that applies to a purchase order is the next one calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. Fund shares are redeemed at the next net asset value calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. The Fund's Transfer Agent generally must receive the purchase or redemption order from the insurance company by 9:30 a.m. Eastern Time on the next regular business day.

The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company. The participating insurance company's prospectus may also include information regarding the time you must submit your purchase and redemption orders.

The sale and redemption price for Fund shares will change from day to day because the value of the securities in its portfolio and its expenses fluctuate. The redemption price will normally differ for different classes of shares. The redemption price of your shares may be more or less than their original cost.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern Time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the market value of the Fund's securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class is determined by dividing the net assets of the class by the number of outstanding shares of that class.

Fair Value Pricing. If market quotations are not readily available or (in the Manager's judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset value is calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster). The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's "Valuation Committee." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

The Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

Pricing Foreign Securities. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by the Fund.

The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

HOW CAN YOU BUY FUND SHARES? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

HOW CAN YOU REDEEM FUND SHARES? Only the participating insurance companies that hold Fund shares in their separate accounts can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. The Fund normally sends payment by Federal Funds wire to the insurance company's account on the next business day after the Fund receives the order (and no later than seven days after the Fund's receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

Limitations on Frequent Transactions

Frequent purchases and redemptions of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, may increase its transaction and administrative costs and may affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, and the aggregate dollar amount, the number and the frequency of trades.

If large dollar amounts are involved in frequent redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading. If the Transfer Agent is not able to detect and curtail such activity, frequent trading could occur in the Fund.

Policies on Disruptive Activity

The Transfer Agent and the Distributor, on behalf of the Fund, have entered into agreements with participating insurance companies designed to detect and restrict excessive short-term trading activity by contract or policy owners or their financial advisers in their accounts. The Transfer Agent generally does not consider periodic asset allocation or re-balancing that affects a portion of the Fund shares held in the account of a policy or contract owner to be "excessive trading." However, the Transfer Agent has advised participating insurance companies that it generally considers certain other types of trading activity to be "excessive," such as making a "transfer" out of the Fund within 30 days after buying Fund shares (by the sale of the recently purchased Fund shares and the purchase of shares of another fund) or making more than six "round-trip transfers" between funds during one year. The agreements require participating insurance companies to provide transaction information to the Fund and to execute Fund instructions to restrict trading in Fund shares.

A participating insurance company may also have its own policies and procedures and may impose its own restrictions or limitations to discourage short-term and/or excessive trading by its policy or contract owners. Those policies and procedures may be different from the Fund's in certain respects. You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company's policies. Under certain circumstances, policy or contract owners may be required to transmit purchase or redemption orders only by first class U.S. mail.

Monitoring the Policies. The Fund's policies and procedures for detecting and deterring frequent or excessive trading are administered by the Fund's Transfer Agent. However, the Transfer Agent presently does not have the ability to directly monitor trading activity in the accounts of policy or contract owners within the participating insurance companies' accounts. The Transfer Agent's ability to monitor and deter excessive short-term trading in such insurance company accounts ultimately depends on the capability and diligence of each participating insurance company, under their agreements with the Transfer Agent, the Distributor and the Fund, in monitoring and controlling the trading activity of the policy or contract owners in the insurance company's accounts.

The Transfer Agent will attempt to monitor the net effect on the Fund's assets from the purchase and redemption activity in the accounts of participating insurance companies and will seek to identify patterns that may suggest excessive trading by the contract or policy owners who invest in the insurance company's accounts. If the Transfer Agent believes it has observed evidence of possible excessive trading activity, it will ask the participating insurance companies or other registered owners to provide information about the transaction activity of the contract or policy holders in their respective accounts, and to take appropriate action. In that case, the insurance company must confirm to the Transfer Agent that appropriate action has been taken to curtail the excessive trading activity.

The Transfer Agent will, subject to the limitations described in this section, limit or terminate the trading activity of any person, group or account that it believes would be excessive or disruptive. However, the Transfer Agent may not be able to detect or curtail all such trading activity in the Fund. The Transfer Agent will evaluate trading activity on a case by case basis and the limitations placed on trading may vary between accounts.

Right to Refuse Purchase Orders. The Fund's Distributor or Transfer Agent may, in their discretion, refuse any purchase order and are not obligated to provide notice before rejecting an order.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Distribution and Service Plan. The Fund has not adopted a Distribution and Service Plan for the Non-Service shares offered in this prospectus.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments for distribution and/or shareholder servicing activities to brokers, dealers and other financial intermediaries, including the insurance companies that offer the Fund as an investment option, or to service providers. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to those entities. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include securities brokers, dealers, financial advisers, insurance companies that offer variable annuity or variable life insurance products and other intermediaries.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers.

These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary.

Firms that may receive servicing fees include insurance companies that offer variable annuity or variable life insurance products and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders. The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay dividends annually from any net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Receiving Dividends and Distributions. Any dividends and capital gains distributions will be automatically reinvested in additional Fund shares for the account of the participating insurance company, unless the insurance company elects to have dividends or distributions paid in cash.

TAXES. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying variable contract prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends from net investment income and distributions of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company. Those payments may affect the tax basis of certain types of distributions from those accounts, however.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserves the right not to so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm for the most recent fiscal year end.  The financial highlights for the prior years were audited by another independent registered public accounting firm.  KPMG's report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS

Year Ended December 31,	2009	2008	2007	2006	2005
Per Share Operating Data
Net asset value, beginning of period	$1.40	$2.31	$2.23	$1.97	$1.88
Income (loss) from investment operations:
Net investment income[1]	.01	.03	.03	.02	.02
Net realized and unrealized gain (loss)	.38	(.91)	.08	.27	.10
Total from investment operations	.39	(.88)	.11	.29	.12
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.03)	(.03)	(.03)	(.03)	(.03)
Net asset value, end of period	$1.76	$1.40	$2.31	$2.23	$1.97

Total Return, at Net Asset Value[2]	29.19%	(38.42)%	4.85%	14.67%	6.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$80,082	$ 71,657	$136,127	$153,481	$159,867
Average net assets (in thousands)	$72,186	$105,308	$148,472	$154,927	$165,300
Ratios to average net assets:[3]
Net investment income	1.33%	1.34%	1.23%	1.16%	1.24%
Total expenses	0.81%[4]	0.71%[4]	0.69%[4]	0.68%[4]	0.68%
Expenses after payments, waivers, and/or reimbursements and reduction to custodian expenses	0.79%	0.71%	0.69%	0.68%	0.68%
Portfolio turnover rate	118%	115%	101%	88%	81%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
3. Annualized for periods less than one full year.
4. Total expenses including indirect expenses from affiliated fund were as follows:
             Year Ended December 31, 20090.81%
             Year Ended December 31, 20080.71%
             Year Ended December 31, 20070.69%
             Year Ended December 31, 20060.68%

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (it is legally part of this prospectus).
ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Annual and Semi-Annual Reports provide additional information about the Fund's investments and performance. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1-800-988-8287
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You can read or download the Fund's Statement of Additional Information, Annual and Semi-Annual Reports on the OppenheimerFunds website at: www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Company's SEC File No.: 811-3255 SP0608.001.0410

Oppenheimer
International Growth Fund/VA A series of Panorama Series Fund, Inc.
Share Classes:
Service Shares
Non-Service Shares

Prospectus dated April 30, 2010
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer International Growth Fund/VA is a mutual fund that seeks long-term capital appreciation. It mainly invests in common stocks and other equity securities of foreign companies.

Shares of the Fund are sold only as an underlying investment for variable life insurance policies, variable annuity contracts and other insurance company separate accounts. A prospectus for the insurance product you have selected accompanies this prospectus. It explains how to select shares of the Fund as an investment under that insurance product and which share class or classes you are eligible to purchase.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. Please read this prospectus (and your insurance product prospectus) carefully before you invest and keep them for future reference about your account.

Inside Front Cover

To Summary Prospectus

THE FUND SUMMARY

Investment Objective. The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund. The table below describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. The accompanying prospectus of the participating insurance company provides information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. The fees and expenses of those products are not charged by the Fund and are not reflected in this table. Expenses would be higher if those fees were included.

Shareholder Fees (fees paid directly from your investment)
	Non-Service Shares	Service Shares
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Non-Service Shares	Service Shares
Management Fees	0.97%	0.97%
Distribution and/or Service (12b-1) Fees	n/a	0.25%
Other Expenses	0.11%	0.12%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.09%	1.35%
Fee Waiver and Expense Reimbursement*	(0.08%)	(0.08%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.01%	1.27%

*Since May 1, 2009, the Manager has voluntarily agreed to limit the Fund's total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service Shares and 1.25% for Service Shares. The Manager will also waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund.  This voluntary expense limitation and indirect management fee waiver and reimbursement may not be amended or withdrawn until one year after the date of this prospectus.

Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows, whether or not you redeemed your shares:

	1 Year	3 Years	5 Years	10 Years
Non-Service Shares	$104	$340	$596	$1,329
Service Shares	$130	$423	$737	$1,628

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of issuers that are domiciled or that have their primary operations in at least three different countries outside of the United States and may invest 100% of its assets in foreign companies. The Fund mainly invests "growth companies," which are companies whose earnings and stock prices are expected to increase at a faster rate than the overall market.

The Fund may invest up to 25% of its total assets in emerging markets. It considers an issuer to be located in an emerging market if it is organized under the law of an emerging country; its principal securities trading market is in an emerging market; or at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit is derived from assets or activities located in emerging markets (directly or indirectly). From time to time, the Fund may place greater emphasis on investing in one or more particular industries, countries, or regions, such as Asia, Europe or Latin America.

The Fund's portfolio manager looks primarily for high growth potential using a "bottom up" investment approach on a company-by-company basis. That approach looks at the investment performance of individual stocks before considering the impact of general or industry specific economic trends. It includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry.

The portfolio manager currently focuses on the following factors: companies that enjoy a strong competitive position and high demand for their products or services; companies with accelerating earnings growth and cash flow; and diversity among countries, companies and industries to seek to reduce the risks of foreign investing, such as currency fluctuations and market volatility. The consideration of those factors may vary in particular cases and may change over time.

The portfolio manager also considers the effects of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, restructuring and aging. The portfolio manager does not invest any fixed amount of the Fund's assets according to these criteria, which may change over time.

The Fund does not limit its investments to issuers within a specific market capitalization range and at times may invest in both smaller, less-well-known companies and larger, more established companies that the portfolio manager believes have favorable prospects for capital growth relative to the market. The Fund currently invests a substantial portion of its assets in stocks of small- to mid-sized companies. The price of those stocks may be more volatile than the price of stocks issued by larger companies.

The Fund primarily invests in common stock but may also buy preferred stocks, securities convertible into common stocks and other securities having equity features. The Fund typically does not invest in debt securities to a significant degree but can invest up to 20% of its total assets in debt securities when the portfolio manager believes that it is appropriate to do so in order to seek the Fund's objective. The Fund can invest up to 15% of its total assets in debt securities that are below investment grade, commonly referred to as "junk bonds."

The Fund can also use derivative instruments, such as options, futures, forwards and swaps, to seek higher investment returns or to try to manage investment risks.

The portfolio manager monitors individual issuers for changes in these factors, which may trigger a decision to sell a security.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor security selection, which could cause the Fund to underperform other funds with similar objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Investing in Stock. The value of the Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience great short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.

At times, the Fund may emphasize investments in a particular industry or economic or market sector. To the extent that the Fund increases its emphasis on investments in a particular industry or sector, the value of its investments may fluctuate more in response to events affecting that industry or sector, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

     Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in companies in developing or emerging market countries may be considered speculative.

Main Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Main Risks of Small- and Mid-Sized Companies. Small- and mid-sized companies may be either established or newer companies, including companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain, they also involve greater risk of loss. They may be more sensitive to changes in earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-sized companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-sized companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. It may take a substantial period of time to realize a gain on an investment in a small- or mid-sized company, if any gain is realized at all.

Who Is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies. The Fund is designed primarily for investors seeking capital appreciation over the long term, primarily from foreign equity investments. Those investors should be willing to assume the greater risks of share price fluctuations that are typical for a fund focusing on growth stocks and the risks of investing in both developed and emerging foreign countries. The Fund is not designed for investors needing income. Because of its focus on long-term capital appreciation, the Fund may be appropriate for some portion of an investment plan for investors with a high risk tolerance. The Fund is not designed for investors needing current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's Non-Service Shares performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Charges imposed by the insurance accounts that invest in the Fund are not included and the returns would be lower if they were. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/investors/overview/InternationalGrowthFundVA

During the period shown, the highest return before taxes for a calendar quarter was 34.38% (2 qtr 03) and the lowest return before taxes for a calendar quarter was -29.00% (3 qtr 02).

The following table shows the average annual total returns before taxes for each class of the Fund's shares.

Average Annual Total Returns for the periods ended December 31, 2009	1 Year	5 Years	10 Years (or life of class, if less)
Non-Service Shares	39.24%	6.06%	1.53%
Service Shares (inception 03-19-2001)	39.06%	5.85%	4.84%
Morgan Stanley Capital International EAFE Index	31.78%	3.54%	1.17%
(reflects no deduction for fees, expenses or taxes)			4.88%*

* From 3-31-01

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Manager.  George R. Evans has been portfolio manager and Vice President of the Fund since October 1999.

Purchase and Sale of Fund Shares. Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. The accompanying prospectus of the participating insurance company provides information about how to select the Fund as an investment option.

Taxes. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends and capital gains distributions will be taxable to the participating insurance company, if at all. However, those payments may affect the tax basis of certain types of distributions from those accounts. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and Other Financial Intermediaries. The Fund, the Manager, or their related companies may make payments to financial intermediaries, including to insurance companies that offer shares of the Fund as an investment option. These payments for the sale of Fund shares and related services may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES AND RISKS. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

Investing in Foreign Securities. The Fund may buy stocks and other equity securities of companies that are domiciled or that have their primary operations in a foreign country or countries. The Fund considers securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets, and securities of foreign issuers that are represented in the United States securities markets by American Depository Receipts ("ADRs") or similar depository arrangements, to be "foreign securities" for purposes of its investment allocations. The Fund may also buy debt securities, primarily convertible debt securities, issued by foreign companies. It may buy debt securities issued by foreign governments or their agencies, but debt securities are not expected to be a main investment strategy of the Fund.

  Foreign Market Risk. If there are fewer investors in a particular foreign market, securities traded in that market may be less liquid and more volatile than U.S. securities. Foreign markets may also be subject to delays in the settlement of transactions and difficulties in pricing securities. If the Fund is delayed in settling a purchase or sale transaction, it may not receive any return on the invested assets or it may lose money if the value of the security declines. It may also be more expensive for the Fund to buy or sell securities in certain foreign markets than in the United States, which may increase the Fund's expense ratio.
  Foreign Economy Risk. Foreign economies may be more vulnerable to political or economic changes than the U.S. economy. They may be more concentrated in particular industries or may rely on particular resources or trading partners to a greater extent. Certain foreign economies may be adversely affected by shortages of investment capital or by high rates of inflation. Changes in economic or monetary policy in the U.S. or abroad may also have a greater impact on the economies of certain foreign countries.
  Foreign Governmental and Regulatory Risks. Foreign companies are not subject to the same accounting and disclosure requirements as U.S. companies. As a result there may be less accurate information available regarding a foreign company's operations and financial condition. Foreign companies may be subject to capital controls, nationalization, or confiscatory taxes. Some countries also have restrictions that limit foreign ownership and may impose penalties for increases in the value of the Fund's investment. The value of the Fund's foreign investments may be affected if it experiences difficulties in enforcing legal judgments in foreign courts.
  Foreign Currency Risk. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls.
  Foreign Custody Risk. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt.

These risks may be greater for investments in emerging or developing markets countries.

Investing in Growth Companies. Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. Growth companies can be new companies or established companies that may be entering a growth cycle in their business. Their anticipated growth may come from developing new products or services or from expanding into new or growing markets. Growth companies may be applying new technologies, new or improved distribution methods or new business models that could enable them to capture an important or dominant market position. They may have a special area of expertise or the ability to take advantage of changes in demographic or other factors in a more profitable way. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets.  Although newer growth companies may not pay any dividends for some time, their stocks may be valued because of their potential for price increases. Current examples include companies in the fields of telecommunications, computer software, and new consumer products.

     Growth stocks may be less liquid and more volatile than other stock investments. They may lose value if the company's business plans do not produce the expected results, or if growth investing falls out of favor with investors. Growth stocks may also be more volatile because of investor speculation.

Common Stock and Other Equity Investments. Equity securities include common stock, preferred stock, rights, warrants and certain debt securities that are convertible into common stock. Equity investments may be exchange-traded or over-the-counter securities. Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy.

Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividends on preferred stock may be cumulative (they remain a liability of the company until paid) or non-cumulative. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. When interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall.

A convertible security is one that can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Convertible securities may provide more income than common stock but they generally provide less income than comparable non-convertible debt securities. Convertible securities are subject to credit and interest rate risk. The credit ratings of convertible securities generally have less impact on the value of the securities than they do for non-convertible debt securities, however.

Investing in Small, Unseasoned Companies. The Fund may invest in the securities of small, unseasoned companies that have been in operation for less than three years. In addition to the risks of other small-sized issuers, the price of the securities of these companies may be particularly volatile, especially in the short term, and may have very limited liquidity. Securities of smaller, newer companies are also subject to greater risks of default than those of larger, more established issuers.

OTHER INVESTMENT STRATEGIES AND RISKS.  The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act of 1940 that apply to publicly-sold mutual funds.

Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Industry and Sector Focus.  At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. To some extent that risk may be limited by the Fund's policy of not concentrating 25% or more of its total assets in investments in any one industry.

Investing in Special Situations. At times, the Fund may seek to benefit from what the portfolio manager considers to be "special situations," such as mergers, reorganizations, restructurings or other unusual events, that are expected to affect a particular issuer. There is a risk that the expected change or event might not occur, which could cause the price of the security to fall, perhaps sharply. In that case, the investment might not produce the expected gains or might cause a loss. This is an aggressive investment technique that may be considered speculative.

Cyclical Opportunities. At times, the Fund might seek to take advantage of short-term market movements or changes in the business cycle by investing in companies or industries that are sensitive to those changes. For example, when the economy is expanding, companies in consumer durables and the technology sector might benefit. There is a risk that if a cyclical event does not have the anticipated effect, or when the issuer or industry is out of phase in the business cycle, the value of the Fund's investment could fall.

Time-Zone Arbitrage. The Fund may invest in securities of foreign issuers that are traded in U.S. or foreign markets. If the Fund invests a significant amount of its assets in securities traded in foreign markets, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Manager and the Board believe to be their fair value, may help deter those activities.

Main Risks of Debt Securities. Debt securities may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. When interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

  Special Risks of Lower-Grade Securities. Lower-grade debt securities, whether rated or unrated, have greater risks than investment-grade securities. They may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for lower-grade securities may be less liquid and therefore they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

Investing in Domestic Securities. The Fund can invest in common and preferred stocks and debt securities of U.S. companies. It can also hold U.S. corporate and government debt securities for defensive and liquidity purposes. Under normal market conditions, the Fund does not expect to invest more than 10% of its assets in securities of U.S. issuers.

Passive Foreign Investment Companies. Because some foreign countries limit or prohibit all direct foreign investment in companies domiciled there, government authorized or organized funds may be the primary or only way to invest in those countries. Subject to the limits under the Investment Company Act of 1940, the Fund may invest in foreign mutual funds to gain exposure to the securities of companies in countries that limit or prohibit direct foreign investment. Foreign mutual funds are generally deemed to be passive foreign investment companies ("PFICs"), since nearly all of the income of a mutual fund is passive income. Some of the other foreign corporations that the Fund may invest in may also be considered PFICs.

Under U.S. tax laws, PFICs are those foreign corporations which generate primarily "passive" income. Passive income is defined as any income that is considered foreign personal holding company income under the Internal Revenue Code. For federal tax purposes, a foreign corporation is deemed to be a PFIC if 75% or more of its gross income during a fiscal year is passive income or if 50% or more of its assets are assets that produce, or are held to produce, passive income.

Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. The Fund makes every effort to ensure compliance with federal tax reporting of these investments, however the Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes.

Repurchase Agreements. The Fund may also enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it back to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the seller fails to pay the repurchase price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. If the default on the part of the seller is due to its bankruptcy, the Fund's ability to liquidate the collateral may be delayed or limited.

Derivative Investments. The Fund can invest in a number of different types of "derivative" instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency.  Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks.

The Fund may use derivatives to seek to increase its investment return or for hedging purposes. The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so.

Options and futures are some of the types of derivatives the Fund may use. The Fund may also use other types of derivatives that are consistent with its investment strategies or  hedging purposes.

     The Fund has percentage limits on its use of hedging instruments.

Hedging. Hedging transactions are intended to reduce the risks of securities in the Fund's portfolio. At times, however, a hedging instrument's value might not be correlated with the investment it is intended to hedge, and the hedge might be unsuccessful. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce its return or create a loss.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. Derivative transactions may require the payment of premiums and can increase portfolio turnover. For example, if a call option sold by the Fund was exercised on an investment that had increased in value above the call price, the Fund would be required to sell the investment at the call price and would not be able to realize any additional profit. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. As a result, the Fund could realize little or no income or lose principal from the investment, or a hedge might be unsuccessful.  Derivatives are also subject to credit risk, since the Fund may lose money if the issuer of the derivative fails to pay the amount due.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

The Fund will not invest more than 15% of its net assets in illiquid securities.  The Manager monitors the Fund's holdings of illiquid securities on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Loans of Portfolio Securities. The Fund may loan its portfolio securities to brokers, dealers and financial institutions to seek income. The Fund has entered into a securities lending agreement with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs") for that purpose. Under the agreement, Goldman Sachs will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. The Fund's portfolio loans must comply with the collateralization and other requirements of the Fund's securities lending agreement, its securities lending procedures and applicable government regulations.

The Fund limits loans of portfolio securities to not more than 25% of its net assets.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other funds and accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager; however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

The Fund offers its shares to separate accounts of different insurance companies, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

Investments in Oppenheimer Institutional Money Market Fund. The Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund, to provide liquidity or for defensive purposes. The Fund invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund directly. At the time of an investment, the Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. Government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover.  A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

CHANGES TO THE FUND'S INVESTMENT POLICIES. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is not a fundamental policy but will not be changed by the Board without advance notice to shareholders. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Portfolio Holdings
The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER. OppenheimerFunds, Inc., the Manager, chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Directors, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960. The Manager and a subsidiary managed funds with nearly 6 million shareholder accounts as of March 31, 2010. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees.  Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 1.00% of the first $250 million of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $250 million. The Fund's management fee for the fiscal year ended December 31, 2009 was 0.97% of average annual net assets.

Since May 1, 2009, the Manager has voluntarily agreed to limit the Fund's total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service Shares and 1.25% for Service Shares. The Manager will also waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund. Each undertaking may be amended or withdrawn after one year from the date of this prospectus.  Actual total annual operating expenses for the fiscal year ended December 31, 2009 were those shown in the Annual Fund Operating Expenses table earlier in this prospectus.  The Fund's management fee and other annual operating expenses may vary in future years.

A discussion regarding the basis for the Boards' approval of the Fund's investment advisory contract is available in the Fund's Annual Report to shareholders for the year ended December 31, 2009.

Portfolio Manager. The Fund's portfolio is managed by George R. Evans, who is primarily responsible for the day-to-day management of the Fund's investments. Mr. Evans has been a Vice President and portfolio manager of the Fund since October 1999.

       Mr. Evans has been Senior Vice President and Director of International Equities of the Manager since July 2004 and Vice President of the Manager since October 1993. He was Vice President of HarbourView Asset Management Corporation from July 1994 through November 2001 and is an officer of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts he manages and his ownership of Fund shares.

MORE ABOUT YOUR INVESTMENT

How to Buy and Sell Shares

You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. Information about your investment in the Fund can only be obtained from your participating insurance company or its servicing agent. The Fund's Transfer Agent does not hold or have access to those records.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund currently offers two different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. The Service Shares are subject to a distribution and service plan. The expenses of that plan are described below. The Non-Service Shares are not subject to a service and distribution plan.

THE PRICE OF FUND SHARES. Fund shares are sold to participating insurance companies at their net asset value per share. The net asset value that applies to a purchase order is the next one calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. Fund shares are redeemed at the next net asset value calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. The Fund's Transfer Agent generally must receive the purchase or redemption order from the insurance company by 9:30 a.m. Eastern Time on the next regular business day.

The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company. The participating insurance company's prospectus may also include information regarding the time you must submit your purchase and redemption orders.

The sale and redemption price for Fund shares will change from day to day because the value of the securities in its portfolio and its expenses fluctuate. The redemption price will normally differ for different classes of shares. The redemption price of your shares may be more or less than their original cost.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern Time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the market value of the Fund's securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class is determined by dividing the net assets of the class by the number of outstanding shares of that class.

Fair Value Pricing. If market quotations are not readily available or (in the Manager's judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset value is calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster). The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's "Valuation Committee." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

The Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

Pricing Foreign Securities. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by the Fund.

The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

HOW CAN YOU BUY FUND SHARES? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option. That prospectus will indicate which share class you may be eligible to purchase.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

HOW CAN YOU REDEEM FUND SHARES? Only the participating insurance companies that hold Fund shares in their separate accounts can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. The Fund normally sends payment by Federal Funds wire to the insurance company's account on the next business day after the Fund receives the order (and no later than seven days after the Fund's receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

Limitations on Frequent Transactions

Frequent purchases and redemptions of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, may increase its transaction and administrative costs and may affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, and the aggregate dollar amount, the number and the frequency of trades.

If large dollar amounts are involved in frequent redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading. If the Transfer Agent is not able to detect and curtail such activity, frequent trading could occur in the Fund.

Policies on Disruptive Activity

The Transfer Agent and the Distributor, on behalf of the Fund, have entered into agreements with participating insurance companies designed to detect and restrict excessive short-term trading activity by contract or policy owners or their financial advisers in their accounts. The Transfer Agent generally does not consider periodic asset allocation or re-balancing that affects a portion of the Fund shares held in the account of a policy or contract owner to be "excessive trading." However, the Transfer Agent has advised participating insurance companies that it generally considers certain other types of trading activity to be "excessive," such as making a "transfer" out of the Fund within 30 days after buying Fund shares (by the sale of the recently purchased Fund shares and the purchase of shares of another fund) or making more than six "round-trip transfers" between funds during one year. The agreements require participating insurance companies to provide transaction information to the Fund and to execute Fund instructions to restrict trading in Fund shares.

A participating insurance company may also have its own policies and procedures and may impose its own restrictions or limitations to discourage short-term and/or excessive trading by its policy or contract owners. Those policies and procedures may be different from the Fund's in certain respects. You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company's policies. Under certain circumstances, policy or contract owners may be required to transmit purchase or redemption orders only by first class U.S. mail.

Monitoring the Policies. The Fund's policies and procedures for detecting and deterring frequent or excessive trading are administered by the Fund's Transfer Agent. However, the Transfer Agent presently does not have the ability to directly monitor trading activity in the accounts of policy or contract owners within the participating insurance companies' accounts. The Transfer Agent's ability to monitor and deter excessive short-term trading in such insurance company accounts ultimately depends on the capability and diligence of each participating insurance company, under their agreements with the Transfer Agent, the Distributor and the Fund, in monitoring and controlling the trading activity of the policy or contract owners in the insurance company's accounts.

The Transfer Agent will attempt to monitor the net effect on the Fund's assets from the purchase and redemption activity in the accounts of participating insurance companies and will seek to identify patterns that may suggest excessive trading by the contract or policy owners who invest in the insurance company's accounts. If the Transfer Agent believes it has observed evidence of possible excessive trading activity, it will ask the participating insurance companies or other registered owners to provide information about the transaction activity of the contract or policy holders in their respective accounts, and to take appropriate action. In that case, the insurance company must confirm to the Transfer Agent that appropriate action has been taken to curtail the excessive trading activity.

The Transfer Agent will, subject to the limitations described in this section, limit or terminate the trading activity of any person, group or account that it believes would be excessive or disruptive. However, the Transfer Agent may not be able to detect or curtail all such trading activity in the Fund. The Transfer Agent will evaluate trading activity on a case by case basis and the limitations placed on trading may vary between accounts.

Right to Refuse Purchase Orders. The Fund's Distributor or Transfer Agent may, in their discretion, refuse any purchase order and are not obligated to provide notice before rejecting an order.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan for Service Shares to pay the Distributor for distribution related services, personal services and account maintenance for those shares. Under the Plan, the Fund pays the Distributor quarterly at an annual rate of up to 0.25% of the daily net assets of the Fund's Service Shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time they will increase the operating expenses of the Service Shares and may cost you more than other types of fees or sales charges. As a result, the Service Shares may have lower performance compared to the Fund's shares that are not subject to a service fee.

     Use of Plan Fees: The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product for providing personal services and account maintenance for variable contract owners that hold Service Shares.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments for distribution and/or shareholder servicing activities to brokers, dealers and other financial intermediaries, including the insurance companies that offer the Fund as an investment option, or to service providers. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to those entities. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include securities brokers, dealers, financial advisers, insurance companies that offer variable annuity or variable life insurance products and other intermediaries.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include insurance companies that offer variable annuity or variable life insurance products and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders. The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay dividends annually from any net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. Because of the higher expenses on Service Shares, the dividends and capital gains distributions paid on those shares will generally be lower than for other Fund shares.

Receiving Dividends and Distributions. Any dividends and capital gains distributions will be automatically reinvested in additional Fund shares for the account of the participating insurance company, unless the insurance company elects to have dividends or distributions paid in cash.

TAXES. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying variable contract prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends from net investment income and distributions of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company. Those payments may affect the tax basis of certain types of distributions from those accounts, however.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserves the right not to so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm for the most recent fiscal year end.  The financial highlights for the prior years were audited by another independent registered public accounting firm.  KPMG's report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS

Non-Service Shares Year Ended December 31,	2009	2008	2007	2006	2005
Per Share Operating Data
Net asset value, beginning of period	$1.21	$2.13	$1.91	$1.47	$1.30
Income (loss) from investment operations:
Net investment income[1]	.02	.03	.02	.01	.01
Net realized and unrealized gain (loss)	.44	(.93)	.22	.44	.17
Total from investment operations	.46	(.90)	.24	.45	.18
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.02)	(.02)	(.01)	(.01)
Net asset value, end of period	$1.65	$1.21	$2.13	$1.91	$1.47

Total Return, at Net Asset Value[2]	39.24%	(42.64)%	12.61%	30.78%	14.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$369,575	$297,686	$374,302	$308,111	$203,172
Average net assets (in thousands)	$328,763	$341,275	$348,714	$247,327	$115,108
Ratios to average net assets:[3]
Net investment income	1.35%	1.71%	0.95%	0.73%	0.78%
Total expenses	1.08%[4]	1.01%[4]	1.01%[4]	1.04%[4]	1.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.01%	1.04%	1.09%
Portfolio turnover rate	34%	22%	19%	9%	28%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Total expenses including indirect expenses from affiliated fund were as follows:
             Year Ended December 31, 20091.09%
             Year Ended December 31, 20081.02%
             Year Ended December 31, 20071.01%
             Year Ended December 31, 20061.04%

Service Shares Year Ended December 31,	2009	2008	2007	2006	2005
Per Share Operating Data
Net asset value, beginning of period	$1.25	$2.21	$1.97	$1.53	$1.34
Income (loss) from investment operations:
Net investment income[1]	.01	.03	.02	.01	.01
Net realized and unrealized gain (loss)	.47	(.98)	.23	.44	.19
Total from investment operations	.48	(.95)	.25	.45	.20
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.01)	(.01)	(.01)	(.01)
Net asset value, end of period	$1.71	$1.25	$2.21	$1.97	$1.53

Total Return, at Net Asset Value[2]	39.06%	(43.07)%	13.00%	29.25%	14.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,376	$21,600	$32,736	$25,710	$15,977
Average net assets (in thousands)	$30,629	$26,235	$31,137	$20,061	$13,609
Ratios to average net assets:[3]
Net investment income	0.94%	1.43%	0.71%	0.42%	0.50%
Total expenses	1.34%[4]	1.28%[4]	1.29%[4]	1.34%[4]	1.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.26%	1.27%	1.29%	1.34%	1.40%
Portfolio turnover rate	34%	22%	19%	9%	28%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Total expenses including indirect expenses from affiliated fund were as follows:
             Year Ended December 31, 20091.35%
             Year Ended December 31, 20081.29%
             Year Ended December 31, 20071.29%
             Year Ended December 31, 20061.34%

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (it is legally part of this prospectus).
ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Annual and Semi-Annual Reports provide additional information about the Fund's investments and performance. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1-800-988-8287
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You can read or download the Fund's Statement of Additional Information, Annual and Semi-Annual Reports on the OppenheimerFunds website at: www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Company's SEC File No.: 811-3255 SP0616.001.0410

Total Return Portfolio A series of Panorama Series Fund, Inc.
Share Classes:
Non-Service Shares

Prospectus dated April 30, 2010
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Total Return Portfolio is a mutual fund that seeks to maximize total investment return (including capital appreciation and income).  The Fund mainly allocates its assets among stocks, corporate bonds, U.S. Government securities and money market instruments, according to changing market conditions.

Shares of the Fund are sold only as an underlying investment for variable life insurance policies, variable annuity contracts and other insurance company separate accounts. A prospectus for the insurance product you have selected accompanies this prospectus. It explains how to select shares of the Fund as an investment under that insurance product.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. Please read this prospectus (and your insurance product prospectus) carefully before you invest and keep them for future reference about your account.

Inside Front Cover

To Summary Prospectus

THE FUND SUMMARY

Investment Objective. The Fund seeks to maximize total investment return (including capital appreciation and income).

Fees and Expenses of the Fund. The table below describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. The accompanying prospectus of the participating insurance company provides information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. The fees and expenses of those products are not charged by the Fund and are not reflected in this table. Expenses would be higher if those fees were included.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.63%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.79%
Fee Waiver and Expense Reimbursement*	(0.02%)
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.77%

*Since May 1, 2009, the Manager has voluntarily agreed to limit the Fund's total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80%. This voluntary expense limitation may not be amended or withdrawn until one year after the date of this prospectus.

Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows, whether or not you redeemed your shares:

	1 Year	3 Years	5 Years	10 Years
Total Return Portfolio	$79	$251	$438	$980

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 144% of the average value of its portfolio.

Principal Investment Strategies.  The Fund mainly invests in common stocks, corporate bonds, U.S. Government securities, and short-term notes. Normally, at least 25% of the Fund's total assets will be invested in fixed income securities. Otherwise, the Fund is not required to allocate its investments in any fixed proportion and the relative weighting of those asset classes in the Fund's holdings will change over time. The portfolio managers use quantitative tools to analyze market dynamics and economic trends to help determine the allocation of the Fund's investments over different asset classes. The Fund might invest in some or all of the following asset classes.

  Stocks. The Fund can invest in domestic and foreign common stocks and other equity securities, including preferred stocks, warrants and convertible securities. The Fund can buy securities of companies of any market capitalization. Currently, the Fund invests primarily in the securities of domestic large-capitalization companies.
  Debt Securities. The Fund can invest in domestic and foreign corporate debt obligations and debt securities issued or guaranteed by the U.S. Government, its agencies and federally-chartered corporate entities referred to as "instrumentalities." The Fund can buy mortgage-related securities and collateralized mortgage obligations ("CMOs") issued or guaranteed by the U.S. Government or by private issuers and asset-backed securities. The Fund can invest up to 20% of its total assets in bonds rated below investment grade (commonly referred to as "junk bonds"), and can invest up to 10% of its total assets in unrated debt securities.
  Money Market Instruments. The Fund can hold money market instruments, such as short-term U.S. government securities, commercial paper and bank instruments as investment purposes for cash management, or for defensive purposes.

While the process may change over time or vary in particular cases, in general the selection process for equity securities includes the following strategies:

  Identifying stocks within the S&P 500 Index that the portfolio managers consider temporarily undervalued using proprietary quantitative valuation techniques applied to data derived from fundamental research.
  Identifying stocks within the selected universe that may provide growth opportunities.
  Diversifying the Fund's equity investments by allocating them among the industries in the S&P 500 Index.

In selecting fixed-income securities, the portfolio managers' overall strategy is to build a broadly diversified portfolio of corporate and government bonds by focusing on business cycle analysis and the relative values between the corporate and government sectors.
While the process may change over time or vary in particular cases, the portfolio managers generally seek the following characteristics in selecting debt securities:

  Debt securities in market sectors that offer attractive relative value;
  Investment-grade securities that offer more income than U.S. Treasury obligations;
  High income potential from other types of corporate and government securities;
  Broad portfolio diversification to seek to reduce the volatility of the Fund's share prices.

Capital appreciation on fixed income investments would generally include appreciation caused by decreases in interest rates, improving credit fundamentals for a particular sector or security, and management of pre-payment risks associated with mortgage-related securities.

The Fund can buy securities of companies and governments in any country, including countries with developed or emerging markets. The Fund can invest 10% of its total assets in foreign securities, and under certain conditions may invest up to 25% of its assets in those securities.

The Fund also uses certain types of derivative instruments for investment purposes or hedging including: options, futures, forward contracts, swaps including credit default swaps, mortgage-related securities including CMOs and "stripped" securities. The prices of derivative securities may be more volatile than the prices of other types of securities.

The Fund may sell securities that the portfolio managers believe are no longer favorable with regard to the above factors.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor security selection, which could cause the Fund to underperform other funds with similar objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Investing in Stock. The value of the Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience great short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.

Main Risks of Debt Securities. Debt securities may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. When interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

      Fixed-Income Market Risks. Developments relating to subprime mortgages have adversely affected fixed-income securities markets in the United States, Europe and elsewhere. The values of many types of debt securities have been reduced, including debt securities that are not related to mortgage loans. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing on attractive terms or at all. These developments also have had a negative effect on the broader economy. There is a risk that a lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

        Special Risks of Lower-Grade Securities. Lower-grade debt securities, whether rated or unrated, have greater risks than investment-grade securities. They may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for lower-grade securities may be less liquid and therefore they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

Main Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The Fund may also lose money on a derivative investment if the issuer fails to pay the amount due. Certain derivative investments may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

Who Is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies. The Fund is designed primarily for investors seeking long-term total return from a flexible portfolio investing in different asset classes, including stocks, bonds and money market instruments. Because the Fund invests a portion of its assets in stocks, investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that can have substantial stock investments. The Fund is not designed for investors needing assured current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's Non-Service Shares performance from year to year and by showing how the Fund's average annual returns for 1, 5, and 10 years compare with those of broad measures of market performance that reflect the markets in which the Fund typically invests. Charges imposed by the insurance accounts that invest in the Fund are not included and the returns would be lower if they were. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/investors/overview/PanoramaSeriesFundIncTotalReturnPortfolio.

During the period shown, the highest return before taxes for a calendar quarter was 15.39% (3qtr09) and the lowest return before taxes for a calendar quarter was -24.79% (4qtr08).

The following table shows the average annual total returns before taxes for each class of the Fund's shares.

The BofA Merrill Lynch Corporate and Government Master Index tracks the performance of investment grade government and corporate public debt issued in the U.S. domestic bond market, excluding collateralized products such as mortgage pass-through and asset-backed securities.

Average Annual Total Returns for the periods ended December 31, 2009	1 Year	5 Years	10 Years
Total Return Portfolio (inception 09-30-1982)	19.78%	(1.86%)	(0.65%)

S&P 500 Index (reflects no deductions for fees, expenses or taxes)	26.47%	0.42%	(0.95%)
BofA Merrill Lynch Corporate and Gov't Master Index (reflects no deductions for fees, expenses or taxes)	4.84%	4.67%	6.30%

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers. David Schmidt has been a Vice President and equity portfolio manager of the Fund since July 2003. Krishna Memani and Peter A. Strzalkowski have been Vice Presidents and the fixed-income portfolio managers of the Fund since April 2009.

Purchase and Sale of Fund Shares. Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. The accompanying prospectus of the participating insurance company provides information about how to select the Fund as an investment option.

Taxes. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends and capital gains distributions will be taxable to the participating insurance company, if at all. However, those payments may affect the tax basis of certain types of distributions from those accounts. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and Other Financial Intermediaries. The Fund, the Manager, or their related companies may make payments to financial intermediaries, including to insurance companies that offer shares of the Fund as an investment option. These payments for the sale of Fund shares and related services may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES AND RISKS. The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

Quantitative Models. The portfolio managers use quantitative stock selection models that are based upon many factors that measure individual securities relative to each other.

Common Stock. Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy. Common stocks may be exchange-traded or over-the-counter securities. Over-the-counter securities may be less liquid than exchange-traded securities.

Debt Securities. The Fund may invest in debt securities, including securities issued or guaranteed by the U.S. Government, or its agencies and instrumentalities, or foreign sovereigns, and foreign and domestic corporate debt securities.

Debt securities may be subject to the following risks:

  Interest Rate Risk. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Fund's investments in new securities may be at lower yields and may reduce the Fund's income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change.

       "Zero-coupon" or "stripped" securities may be particularly sensitive to interest rate changes.  Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks.

  Prepayment Risk. Certain fixed-income securities are subject to the risk of unanticipated prepayment. That is the risk that when interest rates fall, borrowers will repay the loans that underlie these securities more quickly than expected, causing the issuer of the security to repay the principal prior to the security's expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.
  Extension Risk. If interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.
  Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. U.S. Government securities generally have low credit risks, while securities issued by private issuers or certain foreign governments generally have greater credit risks. If an issuer fails to pay interest, the Fund's income might be reduced, and if an issuer fails to repay principal, the value of the security might fall and the Fund could lose the amount of its investment in the security. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

     Credit Quality. The Fund may invest in securities that are rated or unrated. Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. In selecting securities for the Fund's portfolio and evaluating their income potential and credit risk, the Fund does not rely solely on ratings by rating organizations but evaluates business and economic factors affecting issuers as well.

"Investment grade" refers to securities that are rated in one of the top four rating categories by nationally-recognized statistical rating organizations such as Moody's Investors Service or Standard & Poor's Ratings Services or that have similar ratings from other nationally-recognized statistical rating organizations. The Fund may also consider unrated securities to be "investment grade" if they are judged to be of comparable quality to securities rated investment-grade by those organizations. Lower-grade securities are those that are rated below "Baa" by Moody's, that are rated below "BBB" by Standard & Poor's, that have similar ratings from other rating organizations or that are unrated securities judged to be of similar quality. Below investment grade securities may be considered speculative. The ratings definitions of the principal ratings organizations are included in Appendix A to the Statement of Additional Information.

The Fund does not invest more than 10% of its total assets in unrated debt securities. The Fund's debt investments may be rated as low as "B." The Fund can invest as much as 20% of its total assets in debt securities and preferred stocks rated below investment-grade, however, it currently does not intend to invest more than 5% of its total assets in these investments. The Fund is not required to sell a security that falls below that rating after the Fund buys it, however the Manager will monitor the Fund's holdings to determine whether to sell these securities.

U.S. Government Securities. The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Some of those securities are directly issued by the U.S. Treasury and are backed by the full faith and credit of the U.S. Government. "Full faith and credit" means that the taxing power of the U.S. Government is pledged to the payment of interest and repayment of principal on a security.

Some securities issued by U.S. Government agencies, such as Government National Mortgage Corporation pass-through mortgage obligations ("Ginnie Maes"), are also backed by the full faith and credit of the U.S. Government. Others are supported by the right of the agency to borrow an amount from the U.S. Government (for example, "Fannie Mae" bonds issued by Federal National Mortgage Corporation and "Freddie Mac" obligations issued by Federal Home Loan Mortgage Corporation). Others are supported only by the credit of the agency (for example obligations issued by the Federal Home Loan Banks). On September 7, 2008, the Federal Housing Finance Agency, a new independent regulatory agency, placed the Federal National Mortgage Corporation and Federal Home Loan Mortgage Corporation into conservatorship and certain government agencies have announced commitments to purchase mortgage-backed securities and other obligations from those companies, some of which commitments extend through the first quarter of 2010. The U.S. Department of Treasury also entered into a secured lending credit facility with those companies and a Preferred Stock Purchase Agreement. Under those agreements, the Treasury will ensure that each company maintains a positive net worth.

     U.S. Treasury Securities. Treasury securities are backed by the full faith and credit of the United States for payment of interest and repayment of principal and have little credit risk. Some of the securities that are issued directly by the U.S. Treasury are: Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from one to ten years when issued), Treasury bonds (having maturities of more than ten years when issued) and Treasury Inflation-Protection Securities ("TIPS"). While U.S. Treasury securities have little credit risk, prior to their maturity they are subject to price fluctuations from changes in interest rates.

     Mortgage-Related Government Securities. Mortgage-related government securities include interests in pools of residential or commercial mortgages, in the form of "pass-through" mortgage securities. They may be issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Mortgage-related U.S. Government securities may be issued in different series, each having different interest rates and maturities.

Mortgage-related securities that are U.S. Government securities have collateral to secure payment of interest and principal. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. Government agency. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages and are subject to prepayment and extension risks.

Private-Issuer Securities. The Fund can also invest in securities issued by private issuers, such as banks, savings and loans, and other entities, including mortgage-related securities. Securities issued by private issuers are subject to greater credit risks than U.S. Government securities.

Private-Issuer Mortgage-Backed Securities. Primarily these include multi-class debt or pass-through certificates secured by mortgage loans on residential or commercial properties. They may be issued by banks, savings and loans, mortgage bankers and other non- governmental issuers. Private issuer mortgage-backed securities are not U.S. Government securities, and are subject to greater credit risks than U.S. Government mortgage-related securities, although in some cases they may be supported by insurance or guarantees. The prices and yields of private issuer mortgage-related securities are also subject to interest-rate, prepayment and extension risks. The market for private-issuer mortgage-backed securities may be volatile at times and may be less liquid than the markets for other types of securities.

Real Estate Mortgage Investment Conduits ("REMICs"). REMICs are pools of mortgage loans in which the interest and principal payments from mortgages are structured into separately traded securities. REMICs meet certain qualifications under the Internal Revenue Code that allow them to be exempt from taxation at the entity level, although the income from a REMIC is taxable to investors. REMICs may invest only in "qualified mortgages" and "permitted investments." Qualified mortgage include single family or multifamily mortgages, commercial mortgages, second mortgages, mortgage participations, and federal agency pass-through securities. Permitted investments include cash flow investments, qualified reserve assets, and foreclosure property. If a REMIC looses its exempt tax status, it is permanently lost.

REMICs issue pass-through certificates, multiclass bonds or other securities to investors. The different classes of interests in a REMIC may have different maturities and different risks. REMIC interests are structured in classes of "regular interests" and a single "residual interest" class. REMICs may have any number of classes of regular interests with different servicing priorities and varying maturity dates. The different classes are assigned a coupon (fixed, floating, or zero interest rate) and include other terms regarding payments to the investors.

REMICs are subject to the market risks of mortgage related securities. In addition, the allowable activities for REMICs are generally limited to holding a fixed pool of mortgages and distributing payments currently to investors and transactions that are considered to be prohibited activities are subject to a penalty tax of 100%. REMICs have no minimum equity requirements and REMICs may sell all of their assets without retaining any to meet collateralization requirements.

Asset-Backed Securities. The Fund may invest in asset-backed securities, which are fractional interests in pools of loans, other assets or receivables. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, other assets or receivables that make up the pool. The trust or other issuer passes the income from the underlying pool to the investor. Neither the Fund nor the Manager selects the loans or other assets that are included in the pools or the collateral backing those pools. Asset-backed securities are subject to interest rate risk and credit risk. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool. Certain asset-backed securities are subject to prepayment and extension risks.

Forward Rolls.  The Fund can enter into "forward roll" transactions (also referred to as "mortgage dollar rolls") with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund will bear the risk that the market value of the securities might decline below the price at which the Fund is obligated to repurchase them or that the counterparty might default in its obligations.

Money Market Instruments. The Fund may also invest in "money market instruments." Money market instruments are short-term, high-quality, dollar-denominated debt instruments issued by the U.S. Government, domestic and foreign corporations and financial institutions, and other entities that meet the quality, maturity, diversification and other standards that apply to money market funds under the Investment Company Act of 1940. Money market instruments include bank obligations, repurchase agreements, commercial paper, and other corporate and governmental debt obligations. They may have fixed, variable or floating interest rates. Money market instruments generally do not generate capital appreciation if they are held to maturity.

Zero-Coupon and Stripped Securities. Some of the debt securities the Fund may invest in are "zero-coupon" or "stripped" securities. Zero-coupon securities pay no interest prior to their maturity date or another specified date in the future but are issued at a discount from their face value. Stripped securities are the separate income or principal components of a debt security, such as Treasury securities whose coupons have been stripped by a Federal Reserve Bank. One component might receive all the interest and the other all the principal payments.

Interest rate changes generally cause greater price fluctuations in zero-coupon securities or the "principal-only" components of stripped securities than in interest-paying securities of the same or similar maturities. The Fund may be required to pay a dividend of the imputed income on a zero-coupon or principal-only security at a time when it has not actually received the income. The "interest-only" components of stripped securities are also especially sensitive to changes in prevailing interest rates. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings quickly at an acceptable price.

Derivative Investments. The Fund can invest in a number of different types of "derivative" instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks.

The Fund may use derivatives to seek to increase its investment return or for hedging purposes. The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so.

Options, futures, forward contracts, swaps including credit default swaps, zero-coupon and stripped securities, asset-backed securities and certain mortgage-related securities are some of the types of derivatives the Fund can use. The Fund may also use other types of derivatives that are consistent with its investment strategies or for hedging purposes.

     Credit Default Swaps. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer's failure to make timely payments of interest or principal, bankruptcy or restructuring. The terms of the instrument are generally negotiated by the Fund and the swap counterparty. A credit default swap may be embedded within a structured note or other derivative instrument.

Generally, if the Fund buys credit protection using a credit default swap, the Fund will make fixed payments to the counterparty and if a credit event occurs, the Fund will deliver the defaulted bonds underlying the swap to the swap counterparty and the counterparty will pay the Fund par for the bonds. If the Fund sells credit protection using a credit default swap, generally the Fund will receive fixed payments from the counterparty and if a credit event occurs, the Fund will pay the swap counterparty par for the defaulted bonds underlying the swap and the swap counterparty will deliver the bonds to the Fund. Alternatively, a credit default swap may be cash settled and the buyer of protection would receive the difference between the par value and the market value of the defaulted bonds from the seller of protection. If the credit default swap is on a basket of securities, the notional value of the swap is reduced by the par amount of the defaulted bonds, and the fixed payments are then made on the reduced notional value.

Credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations the Fund may lose money. Credit default swaps are also subject to the risk that the Fund will not properly assess the cost of the underlying investment. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

Hedging. Hedging transactions are intended to reduce the risks of securities in the Fund's portfolio. At times, however, a hedging instrument's value might not be correlated with the investment it is intended to hedge, and the hedge might be unsuccessful. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce its return or create a loss.

     The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so.

OTHER INVESTMENT STRATEGIES AND RISKS.  The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Diversification and Concentration. The Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual issuers by diversifying its investments across a broad number of different companies. The Fund will not concentrate more than 25% of its total assets in issuers in any one industry. At times, however, the Fund may emphasize investments in some industries more than others.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act of 1940 that apply to publicly-sold mutual funds.

Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Other Equity Securities.  In addition to common stocks, the Fund can invest in other equity or "equity equivalents" securities such as preferred stocks or convertible securities. Preferred stocks generally pay a dividend and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. A convertible security is one that can be converted into or exchanged for common stock of an issuer within a particular period of time at a specified price, upon the occurrence of certain events or according to a price formula. Convertible securities offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. The Fund considers some convertible securities to be "equity equivalents" because they are convertible into common stock. The credit ratings of those convertible securities generally have less impact on the investment decision, although they are still subject to credit and interest rate risk.

The Fund's investments in convertible securities may include securities rated as low as "B" by Moody's or Standard Poor's or that have comparable ratings by other national rating organizations or, if unrated, an equivalent rating assigned by the Manager. Securities rated below "Baa" by Moody's or "BBB" by Standard Poor's are below "investment grade" and are subject to greater risk of default by the issuer than investment grade securities.

When-Issued and Delayed-Delivery Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. When-issued and delayed-delivery securities are purchased at a price that is fixed at the time of the transaction, with payment and delivery of the security made at a later date. During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund from the investment.

The securities are subject to changes in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the Fund paid. The Fund may lose money if the value of the security declines below the purchase price.

Risks of Small- and Mid-Sized Companies. Small- and mid-sized companies may be either established or newer companies, including "unseasoned" companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also may involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-sized companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-sized companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of small, unseasoned companies may be particularly volatile, especially in the short term, and may have very limited liquidity. It may take a substantial period of time to realize a gain on an investment in a small- or mid-sized company, if any gain is realized at all.

Foreign Investing. The Fund can buy equity or debt securities of companies and debt securities of governments in any country, developed or underdeveloped. As a non-fundamental policy, the Fund cannot invest more than 10% of its total assets in foreign securities. As an exception to that restriction, the Fund can invest up to 25% of its total assets in foreign equity or debt securities that are:

  issued, assumed or guaranteed by foreign governments or their political subdivisions or instrumentalities, assumed or guaranteed by domestic issuers (including Eurodollar securities), or issued, assumed or guaranteed by foreign issuers that have a class of securities listed for trading on the New York Stock Exchange (the "NYSE").

Risks of Foreign Investing. While foreign securities may offer special investment opportunities, they are also subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements as U.S. companies are subject to, which may make it difficult to evaluate a foreign company's operations or financial condition. A change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and of any income or distributions the Fund may receive on those securities. Additionally, the value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, higher transaction and other costs, delays in settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, or other political and economic factors.

     Special Risks of Developing and Emerging Markets.  Developing or emerging market countries generally have less developed securities markets or exchanges. Securities of companies in developing or emerging market countries may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of companies in countries with more mature markets. Settlements of trades may be subject to greater delays so that the proceeds of a sale of a security may not be received on a timely basis. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Developing or emerging market countries may have less developed legal and accounting systems, and investments in those countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Their governments may also be more unstable than the governments of more developed countries. The value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets. Investments in companies in developing or emerging market countries may be considered speculative.

     Time-Zone Arbitrage. The Fund may invest in securities of foreign issuers that are traded in U.S. or foreign markets. If the Fund invests a significant amount of its assets in securities traded in foreign markets, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Manager and the Board believe to be their fair value, may help deter those activities.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

The Fund will not invest more than 15% of its net assets in illiquid securities.  The Manager monitors the Fund's holdings of illiquid securities on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Loans of Portfolio Securities. The Fund may loan its portfolio securities to brokers, dealers and financial institutions to seek income. The Fund has entered into a securities lending agreement with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs") for that purpose. Under the agreement, Goldman Sachs will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. The Fund's portfolio loans must comply with the collateralization and other requirements of the Fund's securities lending agreement, its securities lending procedures and applicable government regulations.

    The Fund limits loans of portfolio securities to not more than 25% of its net assets.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other funds and accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager; however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

The Fund offers its shares to separate accounts of different insurance companies, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

Investments in Oppenheimer Institutional Money Market Fund. The Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund, to provide liquidity or for defensive purposes. The Fund invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer family of funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund directly. At the time of an investment, the Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. Government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading to try to achieve its investment objective and may, at times, have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

CHANGES TO THE FUND'S INVESTMENT POLICIES. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is not a fundamental policy but will not be changed by the Board without advance notice to shareholders. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

Portfolio Holdings
The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER. OppenheimerFunds, Inc., the Manager, chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Directors, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960. The Manager and a subsidiary managed funds with nearly 6 million shareholder accounts as of March 31, 2010. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.625% of the first $600 million of average daily net assets of the Fund, and 0.450% of average daily net assets in excess of $600 million. The Fund's management fee for its fiscal year ended December 31, 2009, was 0.63% of the Fund's average annual net assets.

From April 1, 2009 through March 31, 2010, the Manager voluntarily waived its advisory fee by 0.09% of the Fund's average annual net assets. That voluntary waiver was applied after all other waivers and/or reimbursements.
Since May 1, 2009, the Manager has voluntarily agreed to limit the Fund's total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80%. This undertaking may be amended or withdrawn after one year from the date of this prospectus.

After all waivers and reimbursements, actual total annual fund operating expenses for the fiscal year ended December 31, 2009 were 0.70%.  The Fund's management fee and other annual operating expenses may vary in future years.
A discussion regarding the basis for the Board of Directors' approval of the Fund's investment advisory contract is available in the Fund's Annual Report to shareholders for the year ended December 31, 2009.

Portfolio Managers. The equity component of the Fund's investments is managed by David Schmidt and the fixed-income component of the Fund's investments is managed by Krishna Memani and Peter Strzalkowski. Mr. Schmidt has been a portfolio manager and Vice President of the Fund since July 2003, Mr. Memani and Mr. Strzalkowski have been portfolio managers and Vice Presidents of the Fund since April 2009.

Mr. Schmidt has been the Chief Investment Officer of Trinity Investment Management Corporation since July 2003 and the Director of Product Development since December 1999. He was the Deputy Chief Investment Officer of Trinity Investment Management Corporation from June 2002 to June 2003 and an analyst from August 1994 to December 1999. Trinity Investment Management Corporation is a wholly-owned subsidiary of the Manager's immediate parent, Oppenheimer Acquisition Corp.

Mr. Memani has been a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was the Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006. He was a Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. Mr. Memani is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Mr. Strzalkowski, CFA, has been a Vice President of the Manager since August 2007 and a member of the Manager's Investment Grade Fixed Income Team since April 2009. Mr. Strzalkowski was a Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, from July 2006 through August 2007. He was a Senior Portfolio Manager at Highland Capital Management, L.P. from June 2005 through July 2006 and a Senior Fixed Income Portfolio Manager at Microsoft Corp. from June 2003 through June 2005. He was a Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group, from April 2000 through June 2003 and a Vice President and Fixed Income Portfolio Manager at Centura Banks from November 1998 through April 2000. Mr. Strzalkowski is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

MORE ABOUT YOUR INVESTMENT

How to Buy and Sell Shares

You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. Information about your investment in the Fund can only be obtained from your participating insurance company or its servicing agent. The Fund's Transfer Agent does not hold or have access to those records.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund currently offers only one class of shares. That class of shares has no class "name" designation, but is referred to in this prospectus as "Non-Service" shares.  The Fund has one additional class of shares authorized, which is not currently offered for sale.  There are no outstanding shares of that share class.

THE PRICE OF FUND SHARES. Fund shares are sold to participating insurance companies at their net asset value per share. The net asset value that applies to a purchase order is the next one calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. Fund shares are redeemed at the next net asset value calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. The Fund's Transfer Agent generally must receive the purchase or redemption order from the insurance company by 9:30 a.m. Eastern Time on the next regular business day.

The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company. The participating insurance company's prospectus may also include information regarding the time you must submit your purchase and redemption orders.

The sale and redemption price for Fund shares will change from day to day because the value of the securities in its portfolio and its expenses fluctuate. The redemption price will normally differ for different classes of shares. The redemption price of your shares may be more or less than their original cost.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern Time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the market value of the Fund's securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class is determined by dividing the net assets of the class by the number of outstanding shares of that class.

Fair Value Pricing. If market quotations are not readily available or (in the Manager's judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset value is calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster). The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's "Valuation Committee." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

The Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

Pricing Foreign Securities. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by the Fund.

The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

HOW CAN YOU BUY FUND SHARES? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

HOW CAN YOU REDEEM FUND SHARES? Only the participating insurance companies that hold Fund shares in their separate accounts can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. The Fund normally sends payment by Federal Funds wire to the insurance company's account on the next business day after the Fund receives the order (and no later than seven days after the Fund's receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

Limitations on Frequent Transactions

Frequent purchases and redemptions of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, may increase its transaction and administrative costs and may affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, and the aggregate dollar amount, the number and the frequency of trades.

If large dollar amounts are involved in frequent redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading. If the Transfer Agent is not able to detect and curtail such activity, frequent trading could occur in the Fund.

Policies on Disruptive Activity

The Transfer Agent and the Distributor, on behalf of the Fund, have entered into agreements with participating insurance companies designed to detect and restrict excessive short-term trading activity by contract or policy owners or their financial advisers in their accounts. The Transfer Agent generally does not consider periodic asset allocation or re-balancing that affects a portion of the Fund shares held in the account of a policy or contract owner to be "excessive trading." However, the Transfer Agent has advised participating insurance companies that it generally considers certain other types of trading activity to be "excessive," such as making a "transfer" out of the Fund within 30 days after buying Fund shares (by the sale of the recently purchased Fund shares and the purchase of shares of another fund) or making more than six "round-trip transfers" between funds during one year. The agreements require participating insurance companies to provide transaction information to the Fund and to execute Fund instructions to restrict trading in Fund shares.

A participating insurance company may also have its own policies and procedures and may impose its own restrictions or limitations to discourage short-term and/or excessive trading by its policy or contract owners. Those policies and procedures may be different from the Fund's in certain respects. You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company's policies. Under certain circumstances, policy or contract owners may be required to transmit purchase or redemption orders only by first class U.S. mail.

Monitoring the Policies. The Fund's policies and procedures for detecting and deterring frequent or excessive trading are administered by the Fund's Transfer Agent. However, the Transfer Agent presently does not have the ability to directly monitor trading activity in the accounts of policy or contract owners within the participating insurance companies' accounts. The Transfer Agent's ability to monitor and deter excessive short-term trading in such insurance company accounts ultimately depends on the capability and diligence of each participating insurance company, under their agreements with the Transfer Agent, the Distributor and the Fund, in monitoring and controlling the trading activity of the policy or contract owners in the insurance company's accounts.

The Transfer Agent will attempt to monitor the net effect on the Fund's assets from the purchase and redemption activity in the accounts of participating insurance companies and will seek to identify patterns that may suggest excessive trading by the contract or policy owners who invest in the insurance company's accounts. If the Transfer Agent believes it has observed evidence of possible excessive trading activity, it will ask the participating insurance companies or other registered owners to provide information about the transaction activity of the contract or policy holders in their respective accounts, and to take appropriate action. In that case, the insurance company must confirm to the Transfer Agent that appropriate action has been taken to curtail the excessive trading activity.

The Transfer Agent will, subject to the limitations described in this section, limit or terminate the trading activity of any person, group or account that it believes would be excessive or disruptive. However, the Transfer Agent may not be able to detect or curtail all such trading activity in the Fund. The Transfer Agent will evaluate trading activity on a case by case basis and the limitations placed on trading may vary between accounts.

Right to Refuse Purchase Orders. The Fund's Distributor or Transfer Agent may, in their discretion, refuse any purchase order and are not obligated to provide notice before rejecting an order.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Distribution and Service Plan. The Fund has not adopted a Distribution and Service Plan for the Non-Service shares offered in this prospectus.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments for distribution and/or shareholder servicing activities to brokers, dealers and other financial intermediaries, including the insurance companies that offer the Fund as an investment option, or to service providers. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to those entities. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include securities brokers, dealers, financial advisers, insurance companies that offer variable annuity or variable life insurance products and other intermediaries.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include insurance companies that offer variable annuity or variable life insurance products and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders. The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay dividends annually from any net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Receiving Dividends and Distributions. Any dividends and capital gains distributions will be automatically reinvested in additional Fund shares for the account of the participating insurance company, unless the insurance company elects to have dividends or distributions paid in cash.

TAXES. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying variable contract prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends from net investment income and distributions of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company. Those payments may affect the tax basis of certain types of distributions from those accounts, however.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserves the right not to so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm for the most recent fiscal year end.  The financial highlights for the prior years were audited by another independent registered public accounting firm.  KPMG's report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS

Year Ended December 31,	2009	2008	2007	2006	2005
Per Share Operating Data
Net asset value, beginning of period	$0.91	$1.53	$1.49	$1.37	$1.34
Income (loss) from investment operations:
Net investment income[1]	.03	.05	.04	.04	.03
Net realized and unrealized gain (loss)	.15	(.63)	.04	.12	.03
Total from investment operations	.18	(.58)	.08	.16	.06
Dividends and/or distributions to shareholders:
Dividends from net investment income	--	(.04)	(.04)	(.04)	(.03)
Net asset value, end of period	$1.09	$0.91	$1.53	$1.49	$1.37

Total Return, at Net Asset Value[2]	19.78%	(38.65)%	5.82%	11.70%	4.78%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$112	$110	$216	$240	$261
Average net assets (in millions)	$103	$170	$231	$247	$277
Ratios to average net assets:[3]
Net investment income	3.67%	3.82%	2.84%	2.74%	2.34%
Total expenses	0.79%[4]	0.68%[4]	0.68%[4]	0.66%[4]	0.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.70%	0.68%	0.68%	0.66%	0.68%
Portfolio turnover rate[5]	144%	121%	107%	151%	149%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
3. Annualized for periods less than one full year.
4. Total expenses including indirect expenses from affiliated fund were as follows:
             Year Ended December 31, 20090.79%
             Year Ended December 31, 20080.68%
             Year Ended December 31, 20070.68%
             Year Ended December 31, 20060.66%
5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:
Purchase TransactionsSale Transactions
             Year Ended December 31, 2009$220,453,679$226,017,815
             Year Ended December 31, 2008$257,388,353$252,164,734
             Year Ended December 31, 2007$184,746,936$185,640,788
             Year Ended December 31, 2006$299,867,320$323,936,795
             Year Ended December 31, 2005$557,799,525$563,615,189

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (it is legally part of this prospectus).
ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Annual and Semi-Annual Reports provide additional information about the Fund's investments and performance. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1-800-988-8287
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You can read or download the Fund's Statement of Additional Information, Annual and Semi-Annual Reports on the OppenheimerFunds website at: www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Company's SEC File No.: 811-3255 SP0609.001.0410

Panorama Series Fund, Inc.
Share Classes:
Service Shares
Non-Service Shares

April 30, 2010

Statement of Additional Information

Panorama Series Fund, Inc. is an investment company with three series, referred to as "Funds" in this document. Each Fund is a separate mutual fund having its own investment objective, portfolio investments, strategies and risks. The Funds are:

Growth Portfolio
Oppenheimer International Growth Fund/VA
Total Return Portfolio

This Statement of Additional Information is not a Prospectus. This document contains additional information about the Funds, and supplements information in the Prospectuses of the Funds dated April 30, 2010. This document should be read together with the Prospectuses. You can obtain a Prospectus by writing to the Funds' Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown below.

6803 South Tucson Way, Centennial, Colorado 80112-3924 1.800.988.8287

Inside Front Cover

To Summary Prospectus

Additional Information About the Funds' Investment Policies and Risks

The investment objective, the principal investment policies and the main risks of the Funds are described in their Prospectuses. This SAI contains supplemental information about those policies and risks and the types of securities that the Funds' investment adviser, OppenheimerFunds, Inc. (the "Manager"), can select for the Funds. Additional information is also provided about the strategies that the Funds may use to try to achieve their objectives.

The composition of the Funds' portfolios and the techniques and strategies that the Funds use in selecting portfolio securities will vary over time. The Funds are not required to use all of the investment techniques and strategies described below in seeking their objectives. They may use some of the investment techniques and strategies only at some times or they may not use them at all.

Any references to the term "Fund" throughout this SAI refers to each of the Funds unless otherwise indicated.

The Funds' Main Investment Policies

Investment Policies. The composition of the investment portfolio of each Fund and the techniques and strategies that the Manager uses in selecting investment securities will vary over time. The Funds are not required to use all of the investment techniques and strategies described below at all times in seeking their goal. They may use some of the investment techniques and strategies at some times or not at all.

In the discussion of the investment strategies of the Funds below, the Funds are categorized according to the types of investments they primarily make. Total Return Portfolio, Growth Portfolio and Oppenheimer International Growth Fund/VA invest mainly or substantially in common stocks and other equity securities. However, when a Fund is referred to in general, the discussion below of particular investments and strategies indicates which Funds can use that investment or technique as part of their investment program. Please refer to the Prospectus of a particular Fund for an explanation of its principal investment policies and risks.

Equity Securities. The Funds invest in equity securities, which include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock. Certain equity securities may be selected for some of the Funds not only for their appreciation possibilities but because they may provide dividend income.

The capitalization ranges of the issuers of equity securities that the Funds invest in are discussed in the Prospectuses. Some of the Funds may emphasize securities of issuers in one or more capitalization ranges, such as mid-cap and large-cap issuers. "Capitalization" refers to the market capitalization of a company, which, in general terms, is the value of a company determined by the total market value of its issued and outstanding common stock. There are no fixed dollar amounts for particular capitalization ranges, and the ranges currently used by the Funds may change over time as investors change their views as to what, for example, a "small-cap" company is in relation to "mid-cap" and "large-cap" as the stock market changes. Different Funds may also have different definitions of what constitutes a small-, mid- or large-cap issuer.

Small-cap growth companies may offer greater opportunities for capital appreciation than securities of larger, more established companies. However, these securities also involve greater risks than securities of larger companies. Securities of small capitalization issuers may be subject to greater price volatility in general than securities of large-cap and mid-cap companies. Therefore, to the degree that a Fund has investments in smaller capitalization companies at times of market volatility, that Fund's share price may fluctuate more. Those investments may be limited to the extent the Manager believes that such investments would be inconsistent with the Fund's investment objective.

Growth Companies (All Funds). The Funds can invest in securities of "growth" companies. Growth companies are those companies that the Manager believes are entering into a growth cycle in their business, with the expectation that their stock will increase in value. They may be established companies as well as newer companies in the development stage. Growth companies may have a variety of characteristics that in the view of the portfolio manager of a Fund defines them as "growth" issuers.

Growth companies may include companies that are generating or applying new technologies, new or improved distribution techniques or new services. They may own or develop natural resources. They may be companies that can benefit from changing consumer demands or lifestyles, or companies that have projected earnings in excess of the average for their sector or industry. In each case, they have prospects that the portfolio manager believes are favorable for the long term.

Preferred Stocks (All Funds). Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid on the issuer's common stock. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemptions prior to maturity, which also have a negative impact on prices when interest rates decline. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation.

Convertible Securities (All Funds). While some convertible securities are a form of debt security, in some cases their conversion feature (allowing conversion into the issuer's common stock) may cause a portfolio manager to regard them as "equity equivalents." In those cases, the rating assigned to the security has less impact on the portfolio manager's investment decision with respect to convertible securities than in the case of non-convertible fixed income securities. Convertible debt securities are subject to the credit risks and interest rate risks described below in "Debt Securities."

The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security. In that case, it will likely sell at a premium over its conversion value and its price will tend to fluctuate directly with the price of the underlying security.

To determine whether convertible securities should be regarded as "equity equivalents," the portfolio managers typically examine the following factors:
(1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and
(3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

Rights and Warrants (All Funds). Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Foreign Securities (All Funds).  Each Fund can invest in foreign securities, consistent with any limitations a Fund may have on foreign investing set forth in its Prospectus or this SAI.  These may include debt and equity securities issued by companies or governmental issuers in developed countries or emerging market countries.  Growth Portfolio and Total Return Portfolio have non-fundamental policies, described in "Investment Restrictions," below, that limit the percentage of their assets that can be invested in foreign securities.

The Funds can invest in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks.  These investments are subject to some of the risks of foreign securities and do not offer the protection of Federal Deposit Insurance Corporation insurance.

Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers.  They include the opportunity to invest in foreign issuers that appear to offer growth or income potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock or bond markets that do not move in a manner parallel to U.S. markets.  In buying foreign securities, a Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to use currency for speculative purposes or to hold it as an investment.  Notwithstanding the foregoing, International Growth Fund/VA may invest up to 10% of its net assets in the euro for investment purposes.

With respect to each of the Funds except Oppenheimer International Growth Fund/VA, securities of foreign issuers that are represented by American Depository Receipts (ADRs), or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purposes of a Fund's investment allocations.  That is because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

Because the Funds can purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income a Fund has available for distribution.  Because a portion of the Fund's investment income may be received in foreign currencies, the Funds will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore will absorb the cost of currency fluctuations.  After the Funds have distributed income, subsequent foreign currency losses may result in the Funds having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

Risks of Foreign Investing.  Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:

  reduction of income by foreign taxes;
  fluctuation in value of foreign investments due to changes in currency rates, currency devaluation or currency control regulations (for example, currency blockage);
  transaction charges for currency exchange;
  lack of public information about foreign issuers;
  lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
  less volume on foreign exchanges than on U.S. exchanges;
  greater volatility and less liquidity on foreign markets than in the U.S.;
  less governmental regulation of foreign issuers, securities exchanges and brokers than in the U.S.;
  greater difficulties in commencing lawsuits;
  higher brokerage commission rates than in the U.S.;
  increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
  possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and
  unfavorable differences between the U.S. economy and foreign economies;
  the expense of currency exchange transactions;
  foreign government restrictions on investments by U.S. and other non-local entities;
  unfavorable differences between the U.S. economy and some foreign economies; and
  less regulation of foreign banks and securities depositories.

             In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

Passive Foreign Investment Companies. Under U.S. tax laws, passive foreign investment companies ("PFICs") are those foreign corporations which generate primarily "passive" income. Passive income is defined as any income that is considered foreign personal holding company income under the Internal Revenue Code. For federal tax purposes, a foreign corporation is deemed to be a PFIC if 75% or more of its gross income during a fiscal year is passive income or if 50% or more of its assets are assets that produce, or are held to produce, passive income.

Subject to the limits under the Investment Company Act of 1940 (the "Investment Company Act"), the Funds may invest in foreign mutual funds to gain exposure to the securities of companies in countries that limit or prohibit all direct foreign investment. Foreign mutual funds are generally deemed to be PFICs, since nearly all of the income of a mutual fund is passive income. Some of the other foreign corporations that the Funds may invest in may also be considered PFICs.

Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. The Funds make every effort to ensure compliance with federal tax reporting of these investments, however the Funds may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes.

Special Risks of Developing and Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The portfolio managers will consider these factors when evaluating securities in these markets, and the Funds currently do not expect to invest a substantial portion of their assets in emerging markets.

Debt Securities. The Funds can invest in debt securities to seek their objectives. Foreign debt securities are subject to the risks of foreign securities described above. In general, debt securities are also subject to two additional types of risk: credit risk and interest rate risk.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

The Funds can buy rated and unrated debt securities. In making investments in debt securities, the portfolio managers may rely to some extent on the ratings of rating organizations or it may use their own research to evaluate a security's credit-worthiness. If a Fund buys unrated debt securities, to consider them part of the Fund's holdings of investment-grade securities, they must be judged by the Manager to be of a quality comparable to securities rated as investment grade by a rating organization.

U.S. government securities, although unrated, are generally considered to be equivalent to securities in the highest rating categories. Investment-grade securities are securities that are rated at least "Baa" by Moody's Investors Service, Inc. ("Moody's") or at least "BBB" by Standard & Poor's Ratings Service ("Standard & Poor's") or that have comparable ratings by another nationally-recognized rating organization. The Funds can also buy non-investment-grade debt securities (commonly referred to as "junk bonds").

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued debt securities, and a decline in general interest rates will tend to increase their value. In addition, debt securities having longer maturities tend to offer higher yields, but are subject to potentially greater fluctuations in value from changes in interest rates than obligations having shorter maturities.

Fluctuations in the market value of debt securities after a Fund buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those fluctuations.

Lower-Grade Securities (All Funds). Because lower-grade securities tend to offer higher yields than investment-grade securities, a Fund might invest in lower-grade securities to seek higher income.

"Lower-grade" debt securities are those rated below "investment grade," which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by Standard & Poor's or similar ratings by other rating organizations. If they are unrated, and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are considered part of the Fund's holdings of lower-grade securities.

Some of the special credit risks of lower-grade securities are discussed below. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment-grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risks of foreign investing discussed above.

To the extent they can be converted into stock, convertible securities may be less subject to some of the risks of volatility than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's are investment grade and are not regarded as junk bonds, those securities may be subject to special risks and have some speculative characteristics. Definitions of the debt security ratings categories of Moody's, Standard & Poor's, and Fitch, Inc. are included in Appendix A to this SAI.

Mortgage-Related Securities (Total Return Portfolio). Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.

Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government, discussed below under "U.S. Government Securities," have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks.

As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. Some mortgage-related securities pay interest at rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages. Therefore, it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. Therefore, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of the Fund's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium the Funds paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Funds may fail to recoup its initial investment on the security.

During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in responses to changes in interest rates. If the prepayments on the Fund's mortgage-related securities were to decrease broadly, the sensitivity of the Fund's share price to interest rate changes would increase.

As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

Collateralized Mortgage Obligations. Collateralized mortgage obligations or "CMOs," are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by:

(1) pass-through certificates issued or guaranteed by Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac),
(2) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs,
(3) unsecuritized conventional mortgages,
(4) other mortgage-related securities, or
(5) any combination of the securities mentioned above.

Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO will be reduced. Additionally, the Funds might have to reinvest the prepayment proceeds in other securities paying interest at lower rates, which could reduce the Fund's income.

When interest rates rise rapidly, if prepayments occur more slowly than expected, a short- or medium-term CMO can in effect become a long-term security, subject to greater fluctuations in value. These are the prepayment risks described above and can make the prices of CMOs very volatile when interest rates change. The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt securities. That volatility will affect the Fund's share prices.

Mortgage-Related U.S. Government Securities. These include interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations and other "pass-through" mortgage securities. CMOs that are U.S. government securities have collateral to secure payment of interest and principal. They may be issued in different series with different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency.

Commercial (Privately-Issued) Mortgage Related Securities. Some mortgage-related securities are issued by private entities. Generally these are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. They are subject to the credit risk of the issuer. These securities typically are structured to provide protection to investors in senior classes from possible losses on the underlying loans. They do so by having holders of subordinated classes take the first loss if there are defaults on the underlying loans. They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

"Stripped" Mortgage-Related Securities. These are mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. They are a form of derivative investment.

Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." Strips can be created for pass through certificates or CMOs.

The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Funds might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

U.S. Government Securities (All Funds). These are securities issued or guaranteed by the U.S. Treasury or other U.S. government agencies or federally-chartered corporate entities referred to as "instrumentalities." The obligations of U.S. government agencies or instrumentalities in which the Company can invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment.

U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of from one to ten years when issued), and Treasury bonds (which have maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Other U.S. Treasury obligations the Funds can buy include U. S. Treasury securities that have been "stripped" by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS").

Obligations of U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association ("Fannie Mae") obligations, Federal Home Loan Mortgage Corporation ("Freddie Mac") obligations and Federal Home Loan Bank Obligations.

Money Market Instruments (All Funds). The following is a brief description of the types of the money market securities the Funds can invest in. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. government, corporations, banks or other entities. They may have fixed, variable or floating interest rates.

U.S. Government Securities. These include obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, described above.

Bank Obligations. "Banks" include commercial banks, savings banks and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation. The Funds can buy time deposits, certificates of deposit and bankers' acceptances. They must be:
obligations issued or guaranteed by a domestic bank (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion, or obligations of a foreign bank with total assets of at least U.S. $1 billion.

Commercial Paper. The Funds can invest in commercial paper if it is rated within the top three rating categories of Standard & Poor's and Moody's or other rating organizations. If the paper is not rated, it may be purchased if the Manager determines that it is comparable to rated commercial paper in the top three rating categories of national rating organizations.

The Funds can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Funds.

Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts at varying rates of interest under direct arrangements between a Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, a Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

The Funds have no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the portfolio manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Funds in illiquid securities.

Investment in Other Investment Companies. The Funds can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act that apply to those types of investments. For example, the Funds can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Funds might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when the Funds may not be able to buy those portfolio securities directly.

Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act. The Funds do not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, the Funds would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. The Funds do not anticipate investing a substantial amount of its net assets in shares of other investment companies.

Forward Rolls (Total Return Portfolio). In a "forward roll" transaction with respect to mortgage-related securities, a Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold.

The Fund will only enter into "covered" rolls. To assure its future payment of the purchase price, the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

These transactions have risks. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells might decline below the price at which the Fund is obligated to repurchase securities.

Asset-Backed Securities (Total Return Portfolio). Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose corporations. They are similar to mortgage-backed securities, described above, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation interest in the pools. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due.

The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, a Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described above.

Zero-Coupon Securities (All Funds). The Funds can buy zero-coupon and delayed-interest securities, and "stripped" securities. Stripped securities are debt securities whose interest coupons are separated from the security and sold separately. They can include, among others, foreign debt securities and U.S. Treasury notes or bonds that have been stripped of their interest coupons, U.S. Treasury bills issued without interest coupons, and certificates representing interests in stripped securities.

Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

A Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Funds might have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

"When-Issued" and "Delayed-Delivery" Transactions (All Funds). The Funds can invest in securities on a "when-issued" basis and can purchase or sell securities on a "delayed-delivery" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

When these transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the portfolio manager of a Fund before settlement will affect the value of such securities and may cause a loss to the Funds. During the period between purchase and settlement, no payment is made by the Funds to the issuer and no interest accrues to the Funds from the investment until it receives the security at settlement.

A Fund might engage in when-issued transactions to secure what the portfolio manager considers to be an advantageous price and yield at the time the obligation is entered into. When a Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Funds to lose the opportunity to obtain the security at a price and yield the portfolio manager considers to be advantageous.

When a Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although a Fund enters into delayed-delivery or when-issued purchase transactions to acquire securities, it may dispose of a commitment prior to settlement. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

At the time a Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until it pays for the investment. Each Fund anticipates that a Fund's commitment to purchase forward commitments will not exceed 33% of that Fund's total assets under normal market conditions.

When-issued and delayed-delivery transactions can be used by the Funds as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Funds might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Funds might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

Repurchase Agreements (All Funds). A Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of shares, or pending the investment of the proceeds from sales of shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes.

In a repurchase transaction, a Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.

The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to a Fund's limits on holding illiquid investments. A Fund will not enter into a repurchase agreement that causes more than 15% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Funds' repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Funds may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the "SEC"), the Funds, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Illiquid and Restricted Securities (All Funds). Under the policies and procedures established by the Board of Directors, the Manager determines the liquidity of certain of a Fund's investments. To enable a Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Funds may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Funds with the issuer at the time the Funds buy the securities. When the Funds must arrange registration because it wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Funds could sell it. The Funds would bear the risks of any downward price fluctuation during that period.

The Funds may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions may make it more difficult to value them, and might limit a Fund's ability to dispose of the securities and might lower the amount the Funds could realize upon the sale.

No Fund may invest more than 15% of its net assets in illiquid or restricted securities. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holdings of that security may be considered to be illiquid. Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

Municipal Securities (All Funds). These are debt obligations issued by the governments of states and their agencies, instrumentalities and authorities, as well as their political subdivisions (cities towns and counties, for example), that are used to finance a variety of public and private purposes. Those purposes include financing state or local governments and financing specific public projects and facilities. The Funds can invest in them because the portfolio managers believe they offer attractive yields relative to the yields and risks of other debt securities, rather than to seek tax-exempt interest income for distribution to shareholders.

Floating Rate and Variable Rate Obligations (All Funds). The interest rate on a floating rate note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard. The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The portfolio manager of a Fund may determine that an unrated floating rate or variable rate obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The tender may be at par value plus accrued interest, according to the terms of the obligations. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

Step-coupon bonds have a coupon interest rate that changes periodically during the life of the security on predetermined dates that are set when the security is issued.

"Structured" Notes (Total Return Portfolio). "Structured" notes are specially-designed derivative debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be "structured" by the purchaser (the Fund) and the borrower issuing the note.

The principal and/or interest payments depend on the performance of one or more other securities or indices, and the values of these notes will therefore fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks and therefore the Fund could receive more or less than it originally invested when the notes mature, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. Their values may be very volatile and they may have a limited trading market, making it difficult for the Fund to sell its investment at an acceptable price.

Inverse Floaters (Total Return Portfolio). "Inverse floaters" are debt obligations on which the interest rates typically fall as market rates increase and increase as market rates fall. Changes in market interest rates or the floating rate of the security inversely affect the residual interest rate of an inverse floater. As a result, the price of an inverse floater will be considerably more volatile than that of a fixed-rate obligation when interest rates change.

To provide investment leverage, an issuer might decide to issue two variable rate obligations instead of a single long-term, fixed-rate bond. The interest rate on one obligation reflects short-term interest rates. The interest rate on the other instrument, the inverse floater, reflects the approximate rate the issuer would have paid on a fixed-rate bond, multiplied by a factor of two, minus the rate paid on the short-term instrument. The two portions may be recombined to create a fixed-rate bond. The Fund might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

Inverse floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax-exempt interest rates. As long as the yield curve remains relatively steep and short term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. The Fund might invest in inverse floaters to seek higher yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock" option.

Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. "Embedded" caps might be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

Inverse floaters are a form of derivative investment. Certain derivatives, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund if the portfolio manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

Loans of Portfolio Securities. (All Funds). The Funds may lend their portfolio securities pursuant to a Securities Lending Agency Agreement (the "Securities Lending Agreement") with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs"), subject to the restrictions stated in the Prospectus. The Funds will lend portfolio securities to attempt to increase its income. Goldman Sachs has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for certain expenses relating to securities lending. Under the Securities Lending Agreement, the Funds' securities lending procedures and applicable regulatory requirements (which are subject to change), the Funds must receive collateral from the borrower consisting of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). On each business day, the amount of collateral that the Funds have received must at least equal the value of the loaned securities. If the Funds receive cash collateral from the borrower, the Funds may invest that cash in certain high quality, short-term investments, including money market funds advised by the Manager, specified in its securities lending procedures. The Funds will be responsible for the risks associated with the investment of cash collateral, including the risk that the Funds may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.

The terms of the Funds' portfolio loans must comply with all applicable regulations and with the Funds' Securities Lending Procedures adopted by the Board. The terms of the loans must permit the Funds to recall loaned securities on five business days' notice and the Funds will seek to recall loaned securities in time to vote on any matters that the Manager determines would have a material effect on the Funds' investment. The Securities Lending Agreement may be terminated by either Goldman Sachs or the Funds on 30 days' written notice.

Borrowing and Leverage. The Funds may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption from the Act that applies to the Funds, as such statute, rules or regulations may be amended or interpreted from time to time. Currently, under the Investment Company Act, a mutual fund may borrow only from banks (for other than emergency purposes) and only to the extent that the value of the Funds' assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing, except that it may also borrow up to 5% of its total assets for temporary or emergency purposes from any lender. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

When the Funds borrow, it segregates or identifies securities on its books equal to 300% of the amount borrowed to cover its obligation to repay the loan. If the value of the Fund's assets fail to meet this 300% asset coverage requirement, it will reduce its borrowings within three days to meet the requirement. To do so, the Funds might have to sell a portion of its investments at a disadvantageous time.

When the Funds invest borrowed money in portfolio securities, it is using a speculative investment technique known as "leverage." If the Funds do borrow, its expenses may be greater than comparable funds that do not borrow. The Funds will pay interest on loans, and that interest expense may raise the overall expenses of the Funds and reduce its returns. In the case of borrowing for leverage, the interest paid on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, the use of leverage may make the Fund's share prices more sensitive to interest rate changes and thus might cause the Fund's net asset value per share to fluctuate more than that of funds that do not borrow.

Hedging (All Funds). Although the Funds can use certain hedging instruments and techniques, they are not obligated to use them in seeking their objectives. A Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments each Fund can use are described below.

Put and Call Options. The Funds can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Funds can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, commodities options, and options on the other types of futures. The Funds can buy and sell exchange-traded currency options and the Oppenheimer International Growth Fund/VA may also buy and sell currency options over-the-counter.

Writing Covered Call Options. (All Funds). The Funds can write (that is, sell) covered calls. If a Fund sells a call option, it must be covered. That means the Funds must own the security subject to the call while the call is outstanding, or the call may be covered by segregating liquid assets to enable that Funds to satisfy its obligations if the call is exercised.

When a Fund writes a call on a security, it receives cash (a premium). That Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Funds share the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Funds receive. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Funds would keep the cash premium and the investment.

When a Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Funds will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Funds would keep the cash premium.

The Funds' custodian bank, or a securities depository acting for the Custodian, will act as the Funds' escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which a Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Funds enter into a closing transaction.

When the Company writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Company will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Company writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a "closing purchase transaction." The Funds will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Funds wrote is more or less than the price of the call the Funds purchase to close out the transaction. The Funds may realize a profit if the call expires unexercised, because the Funds will retain the underlying security and the premium it received when it wrote the call. If a Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

The Funds may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Funds must cover the call by segregating on its books an equivalent dollar amount of liquid assets. A Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would a Fund's receipt of an exercise notice as to that future require the Funds to deliver a futures contract. It would simply put the Funds in a short futures position, which is permitted by the Funds' hedging policies.

Writing Put Options. (All Funds) The Funds can also sell put options. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.

If a Fund writes a put, the put must be covered by identifying liquid assets on its books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

If a put a Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Funds incurred.

When writing a put option on a security, to secure its obligation to pay for the underlying security a Fund will identify on its books liquid assets with a value equal to or greater than the exercise price of the underlying securities. Each Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

As long as a Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Funds to take delivery of the underlying security and pay the exercise price. The Funds have no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Funds effect a closing purchase transaction by purchasing a put of the same series as it sold. Once the Funds have been assigned an exercise notice, they cannot effect a closing purchase transaction.

The Funds may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Funds to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Funds will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option.

Purchasing Calls and Puts. (All Funds) The Funds can purchase calls to protect against the possibility that its investment portfolio will not participate in an anticipated rise in the securities market. When a Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Funds then have the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

The Funds benefit only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Funds exercise the call. If the Funds do not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case, the Funds will have paid the premium but lost the right to purchase the underlying investment.

When the Funds purchase a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

Buying a put on securities or futures the Funds own enables the Funds to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Funds will have paid the premium but lost the right to sell the underlying investment. However, the Funds may sell the put prior to its expiration. That sale may or may not be at a profit.

The Funds can buy puts whether or not it holds the underlying investment in its Fund. Buying a put on an investment a Fund does not own (such as an index or future) permits the Funds either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

When the Funds purchase a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Funds. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

Buying and Selling Options on Foreign Currencies. All Funds can sell exchange-traded call options on foreign currencies. Oppenheimer International Growth Fund/VA can also buy exchange-traded calls on foreign currencies. Oppenheimer International Growth Fund/VA can buy call options on currencies in the OTC markets. A Fund could use these calls to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Funds want to acquire.

If a portfolio manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls on that foreign currency. If the portfolio manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Funds' position. The Funds will then have incurred option premium payments and transaction costs without a corresponding benefit.

A call written on a foreign currency is "covered" if the Funds own the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

The Funds could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Funds own or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging" strategy. In those circumstances, the Funds cover the option by identifying liquid assets on its books in an amount equal to the exercise price of the option.

Futures. The Funds have different policies and limitations on the purchase and sale of futures contracts:

  Each Fund can buy and sell future contracts on stock indices.
  Each Fund can buy and sell futures contracts on individual stocks ("single stock futures").
  Total Return Portfolio and Oppenheimer International Growth Fund/VA may buy and sell interest rate futures contracts.
  Each Fund that can invest in securities denominated in foreign currency can purchase and sell futures on foreign currencies.
  Total Return Portfolio and Oppenheimer International Growth Fund/VA can buy and sell futures contracts related to financial indices.

A broadly-based stock index is used as the basis for trading stock index futures. In some cases, these futures may be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

Similarly, a single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

No money is paid or received by the Funds on the purchase or sale of a future. Upon entering into a futures transaction, the Funds will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on that Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

At any time prior to expiration of the future, the Funds may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to that Fund. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Forward Contracts (All Funds). Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Funds can use them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Funds have bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Funds may also use "cross-hedging" where the Funds hedge against changes in currencies other than the currency in which a security it holds is denominated.

Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

The Funds may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Funds own or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

When the Funds enter into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Funds might desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Funds could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Funds against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

The Funds could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When a portfolio manager believes that foreign currency might suffer a substantial decline against the U.S. dollar, the Funds could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's investment securities denominated in that foreign currency. When a portfolio manager believes that the U.S. dollar might suffer a substantial decline against a foreign currency, the Funds could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Funds could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the portfolio manager believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which securities of the Funds are denominated. That is referred to as a "cross hedge."

The Funds will cover its short positions in these cases by identifying on its books liquid assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Funds will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Funds to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

However, to avoid excess transactions and transaction costs, the Funds may maintain a net exposure to forward contracts in excess of the value of its portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Funds may purchase a call option permitting it to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Funds may purchase a put option permitting it to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the portfolio manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Funds are obligated to deliver, the Funds might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Funds are obligated to deliver to settle the trade, the Funds might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Funds to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Funds had not entered into such contracts.

At or before the maturity of a forward contract requiring the Funds to sell a currency, the Funds might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative it might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Funds will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Funds might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Funds would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

The costs to the Funds of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Company must evaluate the credit and performance risk of the counterparty under each forward contract.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

Interest Rate Swap Transactions (Total Return Portfolio). In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. Also, the Fund will identify on its books liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

Swaption Transactions. A swaption transaction is a contract that grants the holder, in return for payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund's statement of financial condition.

Credit Derivatives (Total Return Portfolio). The Fund may buy and sell credit protection by entering into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note to protect against the risk that a security will default. The Fund may buy and sell credit protection using credit default swaps on a single security, or on a basket of securities. The Fund pays a fee to enter into the swap and receives a fixed payment during the life of the swap. The Fund would buy credit protection to decrease credit exposure to specific high yield issuers.

If the Fund buys credit protection and there is a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring), the Fund will deliver the defaulted bonds and the swap counterparty will pay the par amount of the bonds. An associated risk is adverse pricing when purchasing bonds to satisfy the delivery obligation. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

Selling credit protection increases the Fund's credit exposure to specific high yield corporate issuers. The goal would be to increase liquidity in that market sector via the swap note and its associated increase in the number of trading instruments, the number and type of market participants, and market capitalization.

If the Fund sells credit protection and there is a credit event the Fund will pay the par amount of the bonds and the swap counterparty will deliver the bonds. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

Other risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or the defaulted bonds, depending on whether the Fund bought or sold credit protection).

Risks of Hedging with Options and Futures (All Funds). The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce a Fund's return. The Funds could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

The Fund's option activities could affect its portfolio turnover rate, brokerage commissions and transaction costs. The exercise of calls written by the Funds might cause the Funds to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Funds of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause those Funds to sell the related investments for reasons that would not exist in the absence of the put.

A Fund could pay a brokerage commission each time they buy a call or put, sell a call or put, or buy or sell an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying investment.

If a covered call written by the Funds is exercised on an investment that has increased in value, those Funds will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Funds might experience losses if they could not close out a position because of an illiquid market for the future or option.

There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's investment securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Funds have used hedging instruments in a short hedge, the market might advance and the value of the securities held by the Funds might decline. If that occurred, the Funds would lose money on the hedging instruments and also experience a decline in the value of its investment securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

The risk of imperfect correlation increases as the composition of the Fund's investments diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the investments being hedged and movements in the price of the hedging instruments, the Funds might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

The Funds can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Funds do so the market might decline. If the Funds then conclude not to invest in securities because of concerns that the market might decline further or for other reasons, the Funds will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

Regulatory Aspects of Hedging Instruments. The Commodities Futures Trading Commission (the "CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Funds claim an exclusion from regulation as a commodity pool operator. The Funds have claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). The Funds may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's Prospectus or this SAI.

Transactions in options by the Funds are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Funds may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Funds (or an adviser that is an affiliate of the Fund's investment advisor). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under the Investment Company Act, when the Funds purchase a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

Tax Aspects of Certain Hedging Instruments. Futures contracts, non-equity options and certain foreign currency exchange contracts to the extent the Funds may invest in them, are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Internal Revenue Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Funds at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Funds to exempt those transactions from this marked-to-market treatment.

Certain forward contracts the Funds enter into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by that Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:
1. gains or losses attributable to fluctuations in exchange rates that occur between the time the Funds accrue interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Funds actually collect such receivables or pays such liabilities, and
2. gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of a Fund's investment income available for distribution to its shareholders.

Temporary Defensive and Interim Investments. When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Funds can invest in a variety of debt securities for defensive purposes. The Funds can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Funds can buy:

  obligations issued or guaranteed by the U. S. government or its instrumentalities or agencies, commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies) rated in the three top rating categories of a nationally recognized rating organization, short-term debt obligations of corporate issuers, rated investment grade (rated at least Baa by Moody's or at least BBB by Standard & Poor's, or a comparable rating by another rating organization), or unrated securities judged by the Manager to have a comparable quality to rated securities in those categories, certificates of deposit and bankers' acceptances of domestic and foreign banks having total assets in excess of U.S. $1 billion, and repurchase agreements.

Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Portfolio Turnover. "Portfolio turnover" describes the rate at which each Fund traded its portfolio securities during its previous fiscal year. For example, if a Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Each Fund's turnover rate will fluctuate from year to year, and the Funds can have a portfolio turnover rate of 100% or more.

Increased portfolio turnover creates higher brokerage and transaction costs for the Funds, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Funds will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Code.

Investment Restrictions

Fundamental Policies. The Fund has adopted policies and restrictions to govern its investments. Under the Investment Company Act, fundamental policies are those policies that that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities, which is defined as the vote of the holders of the lesser of:

  67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or
  more than 50% of the outstanding shares.

The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are "fundamental" only if they are identified as such. The Fund's Board of Directors can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

Other Fundamental Investment Restrictions. The following investment restrictions are fundamental policies of Total Return Portfolio, Growth Portfolio and Oppenheimer International Growth Fund/VA.

  A Fund cannot invest in "senior securities", except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Company, as such statute, rules or regulations may be amended or interpreted from time to time.
  Total Return Portfolio and Growth Portfolio cannot concentrate investments. That means these Funds cannot invest 25% or more of their total assets in companies in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.
  A Fund cannot invest in physical commodities or commodities contracts. However, a Fund can invest in hedging instruments permitted by any of its other investment policies, and can buy or sell options, futures, securities or other instruments backed by, or the investment return from which is linked to, changes in the price of physical commodities, commodity contracts or currencies.
  A Fund cannot invest in real estate or in interests in real estate. However, a Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts) if permitted by its other investment policies.
  A Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Company, as such statute, rules or regulations may be amended or interpreted from time to time.
  A Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  Total Return Portfolio, Growth Portfolio and Oppenheimer International Growth Fund/VA cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.
  A Fund cannot underwrite securities of other issuers. A permitted exception is if the Fund is deemed to be an underwriter under the 1933 Act in selling its investment securities.

Non-Fundamental Restrictions of the Funds. The Funds have an additional restriction on their investment policies that is not fundamental, which means that it can be changed by the Board of Directors, without obtaining approval from the Funds' outstanding voting securities.

  Total Return Portfolio and Growth Portfolio cannot invest in securities of foreign issuers if at the time of acquisition more than 10% of its total assets, taken at market value, would be invested in those securities. However, a Fund can invest up to 25% of its total assets in securities (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the NYSE.

Disclosure of Portfolio Holdings

While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative processes, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that a portfolio manager is trading on the Fund's behalf.

The Fund, the Manager, the Distributor and the Transfer Agent have therefore adopted policies and procedures regarding the dissemination of information about the Fund's portfolio holdings by employees, officers and directors or trustees of the Fund, the Manager, the Distributor and the Transfer Agent. These policies are designed to assure that non-public information about the Fund's portfolio securities holdings is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of the portfolio holdings disclosure policies and procedures adopted by the Fund.

Portfolio Holdings Disclosure Policies. The Fund, the Manager, the Distributor and the Transfer Agent and their affiliates and subsidiaries, employees, officers, and directors or trustees, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. After they are publicly disclosed, the Fund's portfolio holdings may be released in any appropriate manner.

  Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters, either in its annual or semi-annual report to shareholders or in its Statements of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the top 20 month-end securities holdings (based on invested assets), listed by security or by issuer, may be posted on the OppenheimerFunds' website (at www.oppenheimerfunds.com) with a 15-day delay. The Fund may post a smaller list of holdings (e.g., the top five or top 10 portfolio holdings), or may not post any holdings, if the Manager believes that would be in the best interests of the Fund and its shareholders. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be publicly disclosed with a 15-day delay.

The Fund's complete portfolio holdings positions may be released to the following categories of individuals or entities on an ongoing basis, provided that such individual or entity either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information, or (2) as a member of the Fund's Board, or as an employee, officer or director of the Manager, the Distributor, or the Transfer Agent, or of their legal counsel, is subject to fiduciary obligations (a) not to disclose such information except in compliance with the Fund's policies and procedures and (b) not to trade for his or her personal account on the basis of such information:

  Employees of the Fund's Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entities);
  The Fund's independent registered public accounting firm;
  Members of the Fund's Board and the Board's legal counsel;
  The Fund's custodian bank;
  A proxy voting service designated by the Fund and its Board;
  Rating/ranking organizations (such as Lipper, Inc. and Morningstar, Inc.);
  Portfolio pricing services retained by the Manager to provide portfolio security prices; and
  Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

Month-end lists of the Fund's complete portfolio holdings may be disclosed for legitimate business reasons, no sooner than 30 days after the relevant month end, pursuant to special requests and under limited circumstances discussed below, provided that:

  The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;
  Senior officers (a Senior Vice President, Deputy General Counsel or above) in the Manager's Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and
  Before receiving the data, the third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement, agreeing to keep confidential the information that is not publicly available regarding the Fund's holdings and agreeing not to trade directly or indirectly based on the information.

Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers or dealers with whom the Fund trades and entities that provide investment coverage or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information or analytics to the Fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1- 2 day lag to facilitate the provision of requested investment information to the Manager to facilitate a particular trade or portfolio manager's investment process for the Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's Security Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

  Brokers and dealers in connection with portfolio transactions (purchases and sales);
  Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the fund's regular pricing services);
  Dealers to obtain price quotations where the fund is not identified as the owner.

Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

  Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant;
  Response to regulatory requests for information (from the SEC, the Financial Industry Regulatory Authority ("FINRA"), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes);
  To potential sub-advisers of portfolios (pursuant to confidentiality agreements);
  To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements);
  Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial representatives.

The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the then-current policy on approved methods for communicating confidential information.

The Chief Compliance Officer (the "CCO") of the Fund and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. The CCO reports to the Fund's Board any material violation of these policies and procedures during the previous calendar quarter and makes recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

Advisor Asset Management	Fox-Pitt, Kelton, Inc.	Needham & Company
Alforma Capital Markets	Fraser Mackenzie	Neue Zurcher Bank
Altrushare	Friedman, Billings, Ramsey	Nomura Securities International, Inc.
Altus Investment Management	FTN Equity Capital Markets Corporation	Numis Securities Inc.
American Technology Research	Garp Research & Securities	Oddo Securities
Auerbach Grayson & Company	George K. Baum & Company	Omgeo LLC
Banc of America Securities	GMP Securities L.P.	Oppenheimer & Co., Inc.
Barclays Capital	Goldman Sachs & Company	Pacific Crest
Barnard Jacobs Mellet	Good Morning Securities	Paradigm Capital
BB&T Capital Markets	Goodbody Stockbrokers	Petercam/JPP Eurosecurities
Belle Haven Investments, Inc.	Handelsbanken Markets Securities	Piper Jaffray Company
Beltone Financial	Helvea Inc.	Prager Sealy & Company
Bergen Capital	Hewitt	R. Seelaus & Co., Inc.
Bloomberg	HJ Sims & Co., Inc.	Ramirez & Company
BMO Capital Markets	Howard Weil	Raymond James & Associates, Inc.
BNP Paribas	HSBC Securities	RBC Capital Markets
Brean Murray Carret & Company	Hyundai Securities America, Inc.	RBC Dain Rauscher
Brown Brothers Harriman & Company	ICICI Securities Inc.	Redburn Partners
Buckingham Research Group	Interactive Data	Renaissance Capital
Cabrera Capital	Intermonte	RiskMetrics Group
Callan Associates	Investec	Robert W. Baird & Company
Cambridge Associates	Janco Partners	Rocaton
Canaccord Adams, Inc.	Janney Montgomery Scott LLC	Rogers Casey
Caris & Company	Jefferies & Company	Roosevelt & Cross
Carnegie	Jennings Capital Inc.	Royal Bank of Scotland
Cazenove	Jesup & Lamont Securities	Russell/Mellon
Cheuvreux	JMP Securities	RV Kuhns
Citigroup	Johnson Rice & Company	Sal Oppenheim
Cleveland Research Company	JPMorgan Chase	Salman Partners
CLSA	Kaupthing Securities Inc.	Samsung Securities
Cogent	Keefe, Bruyette & Woods, Inc.	Sandler Morris Harris Group
Collins Stewart	Keijser Securities N.V.	Sandler O'Neill & Partners
Commerzbank	Kempen & Co. USA Inc.	Sanford C. Bernstein & Company, LLC
Contrarian Capital Management, LLC	Kepler Capital Markets	Santander Securities
Cormark Securities	KeyBanc Capital Markets	Scotia Capital
Cowen & Company	KPMG LLP	Seattle-Northwest Securities
Craig-Hallum Capital Group LLC	Kotak Mahindra Inc.	Sidoti & Company LLC
Credit Suisse	Lazard Capital	Siebert Brandford Shank & Company
Crews & Associates	LCG Associates	Simmons & Company
D.A. Davidson & Company	Lebenthal & Company	Societe Generale
Daewoo Securities Company, Ltd.	Leerink Swann	Standard & Poor's
Dahlman Rose & Company	Lipper	Sterne Agee
Daiwa Securities	Loop Capital Markets	Stifel, Nicolaus & Company
Davy	Macquarie Securities	Stone & Youngberg
DeMarche	MainFirst Bank AG	SunGard
DEPFA First Albany Corporation	MassMutual	Suntrust Robinson Humphrey
Desjardins Securities	Mediobanca Securities USA LLC	SWS Group, Inc.
Deutsche Bank	Merrill Lynch & Company, Inc.	Thomas Weisel Partners
Dougherty and Company LLC	Merrion Stockbrokers Ltd.	ThomsonReuters LLC
Dowling Partners	Mesirow Financial	Troika Dialog
Dresdner Kleinwort	MF Global Securities	UBS
Duncan Williams	Mirae Asset Securities	UOB Kay Hian (U.S.) Inc.
Dundee Securities	Mitsubishi Financial Securities	Vining & Sparks
DZ Financial Markets	Mizuho Securities USA	Vontobel Securities Ltd.
Edelweiss Securities Ltd.	ML Stern	Wachovia Securities Corporation
Emmet & Co., Inc.	Morgan Keegan	Watson Wyatt
Empirical Research	Morgan Stanley	Wedbush Morgan Securities
Enam Securities	Morningstar	Weeden & Company
Enskilda Securities	Motilal Oswal Securities	West LB
Evaluation Associates	MSCI Barra	WH Mell & Associates
Exane	M&T Securities	William Blair & Company
FactSet Research Systems	Multi-Bank Securities	Wilshire
FBR Capital Markets & Co.	Murphy & Durieu	Winchester Capital Partners, LLC
Fidelity Capital Markets	National Bank Financial	Ziegler Capital Markets Group
First Miami Securities	Natixis Bleichroeder Inc.

How the Fund is Managed

Organization and History

The Funds, each a series of Panorama Series Fund, Inc. (referred to as the "Company"), is an open-end, diversified management investment company. The Company was organized as a Maryland corporation in August 1981 and is referred to as the "Company" in this SAI.

Classes of Shares. The Directors are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes of shares and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Funds. Shares do not have cumulative voting rights or preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

Each Fund currently has two classes of shares authorized. All the Funds offer a class with no name designation referred to as "Non-Service shares" and the Oppenheimer International Growth Fund/VA also offers a Service share class. All classes of a particular Fund invest in the same investment portfolio. Each class of shares:

  has its own dividends and distributions,
  pays certain expenses which may be different for the different classes, may have a different net asset value,
  may have separate voting rights on matters in which interests of one class are different from interests of another class, and votes as a class on matters that affect that class alone.

Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

Shareholder Meetings. Although the Fund is not required by Maryland law to hold annual meetings, it may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. The shareholders have the right to call a meeting to remove a Director or to take certain other action described in the Articles of Incorporation or under Maryland law.

The Fund will hold a shareholder meeting when the Directors call a meeting or upon proper request from shareholders. If the Fund receives a written request to call a meeting for a specified purpose (which might include the removal of a Director), from the record holders of at least 25% of the outstanding shares eligible to be voted at a meeting, the Directors will call a shareholder meeting for that specified purpose. The Fund has undertaken that it will then either give the applicants access to the Fund's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

Board of Directors and Oversight Committees

Board of Directors and Oversight Committees. The Fund is governed by a Board of Directors, which is responsible for overseeing the Fund. The Board is led by William L. Armstrong, an independent director, who is not an "interested person" of the Fund, as that term is defined in the Investment Company Act of 1940. The Board meets periodically throughout the year to oversee the Fund's activities, including to review its performance, oversee potential conflicts that could affect the Fund, and review the actions of the Manager. With respect to its oversight of risk, the Board relies on reports and information received from various parties, including OFI, internal auditors, the Fund's Chief Compliance Officer, the Fund's outside auditors and Fund counsel. It is important to note that, despite the efforts of the Board and of the various parties that play a role in the oversight of risk, it is likely that not all risks will be identified or mitigated.

The Board has an Audit Committee, A Review Committee and a Governance Committee. Each of the Committees is comprised solely of Directors who are not "interested persons" under the Investment Company Act (the "Independent Directors").

During the Fund's fiscal year ended December 31, 2009, the Audit Committee held 5 meetings, the Review Committee held 5 meetings and the Governance Committee held 3 meetings.

The members of the Audit Committee are George C. Bowen (Chairman), Edward L. Cameron, Robert J. Malone and F. William Marshall, Jr. The Audit Committee selects the Fund's independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee, outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund independent Auditors regarding the Fund internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv) reviewing certain reports from and meet periodically with the Funds' Chief Compliance Officer; (v) maintaining a separate line of communication between the Fund independent Auditors and the Independent Directors/Trustees; (vi) reviewing the independence of the Fund independent Auditors; and (vii) approving in advance the provision of any audit or non-audit services by the Fund independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager. The Audit Committee also reviews reports concerning the valuation on certain investments.

The members of the Review Committee are Sam Freedman (Chairman), Jon S. Fossel, Richard Grabish and Beverly L. Hamilton. Among other duties, as set forth in the Review Committee's Charter, the Review Committee reviews Fund performance and expenses as well as oversees several of the Fund's principal service providers and certain policies and procedures of the Fund.

The members of the Governance Committee are Robert J. Malone (Chairman), William Armstrong, Edward L. Cameron, Beverly L. Hamilton and F. William Marshall, Jr. The Governance Committee has adopted a charter setting forth its duties and responsibilities. Among other duties, the Governance Committee reviews and oversees Fund governance and the nomination of Directors/Trustees, including Independent Directors/Trustees. The Governance Committee has adopted a process for shareholder submission of nominees for board positions. Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance Committee's consideration by mailing such information to the Governance Committee in care of the Fund. The Governance Committee has not established specific qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board's diversity. The Governance Committee may consider such persons at such time as it meets to consider possible nominees. The Governance Committee, however, reserves sole discretion to determine which candidates for Director/Trustee it will recommend to the Board and the shareholders and it may identify candidates other than those submitted by shareholders. The Governance Committee may, but need not, consider the advice and recommendation of the Manager or its affiliates in selecting nominees. The full Board elects new Directors/Trustees except for those instances when a shareholder vote is required.

Shareholders who desire to communicate with the Board should address correspondence to the Board or an individual Board member and may submit correspondence electronically at www.oppenheimerfunds.com under the caption "contact us" or by mail to the Fund at the address on the front cover of this SAI.

Below is a brief discussion of the specific experience, qualifications attributes or skills of each Board member that led the Board to conclude that he or she should serve as a Trustee of the Fund.

Each Independent Director/Trustee has served on the Board for the number of years listed below, during the course of which he or she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations. Each Director's/Trustee's outside professional experience is outlined in the table of Biographical Information, below.

Directors and Officers of the Fund

Each of the Directors is an Independent Director. All of the Directors are also Directors or Trustees of the following Oppenheimer funds (referred to as "Denver Board Funds"):

Oppenheimer Capital Income Fund	Oppenheimer Principal Protected Trust
Oppenheimer Cash Reserves	Oppenheimer Principal Protected Trust II
Oppenheimer Champion Income	Oppenheimer Principal Protected Trust III
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Strategic Income Fund
Oppenheimer Integrity Funds	Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund	Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund	Centennial Government Trust
Oppenheimer Main Street Funds, Inc.	Centennial Money Market Trust
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer Master Event-Linked Bond Fund, LLC
Oppenheimer Master Loan Fund, LLC
Oppenheimer Municipal Fund
Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Messrs. Evans, Govil, Memani, Ram, Schmidt, Strzalkowski, Edwards, Glavin, Keffer, Legg, Petersen, Vandehey, Wixted, and Zack and Mss. Bullington, Bloomberg, Ives and Ruffle, who are officers of the Funds, hold the same offices with one or more of the other Denver Board Funds.

Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.

As of April 5, 2010 the Directors and officers of the Fund, as a group, owned less than 1% of any class of shares of the Fund beneficially or of record. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund. In addition, none of the Independent Directors (nor any of their immediate family members) owns securities of either the Manager or the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Biographical Information. The Directors and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Director's beneficial share ownership in the Fund and in all of the registered investment companies that the Director oversees in the Oppenheimer family of funds ("Supervised Funds"). The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Each Independent Director has served the Fund in the following capacities from the following dates:
	Position(s)	Length of Service
William L. Armstrong	Board Chairman & Director	Since 2003 & 1999
George C. Bowen	Director	Since 2002
Edward L. Cameron	Director	Since 2002
Jon S. Fossel	Director	Since 1997
Sam Freedman	Director	Since 1996
Richard F. Grabish	Director	Since 2008
Beverly L. Hamilton	Director	Since 2002
Robert J. Malone	Director	Since 2002
F. William Marshall, Jr.	Director	Since 2002

Independent Directors
Name, Age, Position(s)	Principal Occupations(s) During the Past 5 Years; Other Trusteeship/Directorships Held	Portfolios Overseen in Fund Complex
William L. Armstrong (73), Chairman of the Board of Directors

President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Mr. Armstrong has served on the Board for 11 years, during the course of which he has become familiar with the Funds' (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

		35
George C. Bowen (73), Director

Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Mr. Bowen has served on the Board for 12 years, during the course of which he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

		35
Edward L. Cameron (71), Director	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 – June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Mr. Cameron has served on the Board for 11 years, during the course of which he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.	35
Jon S. Fossel (68), Director

Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Mr. Fossel has served on the Board for 20 years, during the course of which he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

		35
Sam Freedman (69), Director	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Mr. Freedman has served on the Board for 14 years, during the course of which he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.	35
Richard F. Grabish (61), Director

Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the Board for 8 years, during the course of which he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

		14
Beverly L. Hamilton (63), Director

Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds' Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds' Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Board for 8 years, during the course of which she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

		35
Robert J. Malone (65), Director

Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Mr. Malone has served on the Board for 8 years, during the course of which he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

		35
F. William Marshall, Jr. (67), Director

Trustee Emeritas of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Mr. Marshall has served on the Board for 10 years, during the course of which he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.*

		37*
*

Includes two open-end investment companies: MassMutual Select Funds and MML Series Investment Fund. In accordance with the instructions for SEC Form N-1A, for purposes of this section only, MassMutual Select Funds and MML Series Investment Fund are included in the "Fund Complex." The Manager does not consider MassMutual Select Funds and MML Series Investment Fund to be part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.

The addresses of the officers in the charts below are as follows: for Messrs. Evans, Govil, Memani, Ram, Schmidt, Strzalkowski, Edwards, Glavin, Keffer and Zack and Mss. Bloomberg and Ruffle, Two World Financial Center, 225 Liberty Street, New York, New York 10281, for Messrs. Legg, Petersen, Vandehey and Wixted and Mss. Bullington and Ives, 6803 S. Tucson Way, Centennial, Colorado 80112. Each officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Each of the Officers has served the Fund in the following capacities from the following dates:
	Position(s)	Length of Service
George Evans	Vice President and Portfolio Manager	Since 1999
Manind Govil	Vice President and Portfolio Manager	Since 2009
Krishna Memani	Vice President and Portfolio Manager	Since 2009
Benjamin Ram	Vice President and Portfolio Manager	Since 2009
David E. Schmidt	Vice President and Portfolio Manager	Since 2003
Peter A. Strzalkowski	Vice President and Portfolio Manager	Since 2009
William F. Glavin, Jr.	President and Principal Executive Officer	Since 2009
Thomas W. Keffer	Chief Business Officer	Since 2009
Mark S. Vandehey	Vice President and Chief Compliance Officer	Since 2004
Brian W. Wixted	Treasurer and Principal Financial & Accounting Officer	Since 1999
Brian Petersen	Assistant Treasurer	Since 2004
Stephanie Bullington	Assistant Treasurer	Since 2008
Robert G. Zack	Vice President and Secretary	Since 2001
Kathleen T. Ives	Assistant Secretary	Since 2001
Lisa I. Bloomberg	Assistant Secretary	Since 2004
Taylor V. Edwards	Assistant Secretary	Since 2008
Randy G. Legg	Assistant Secretary	Since 2008
Adrienne M. Ruffle	Assistant Secretary	Since 2008

Officers of the Fund
Name, Age, Position(s)	Principal Occupation(s) During the Last 5 Years	Portfolios Overseen in Fund Complex
George Evans (49), Vice President and Portfolio Manager	Vice President (since October 1993) and Director of International Equities (since July 2004) of the Manager. An officer of other portfolios in the OppenheimerFunds complex.	3
Krishna Memani (50), Vice President and Portfolio Manager	Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). He was the Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). He was a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). An officer of other portfolios in the OppenheimerFunds complex.	9
Manind Govil (40), Vice President and Portfolio Manager

Mr. Govil, CFA, has been a Senior Vice President, the Main Street Team Leader and a portfolio manager of the Manager since May 2009. Prior to joining the Manager, Mr. Govil was a portfolio manager with RS Investment Management Co. LLC (October 2006-March 2009). He served as the head of equity investments at The Guardian Life Insurance Company of America from August 2005 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. He served as the lead portfolio manager - large cap blend/core equity, co-head of equities and head of equity research (2001-July 2005), and was lead portfolio manager - core equity (April 1996-July 2005), at Mercantile Capital Advisers, Inc. A portfolio manager of other portfolios in the OppenheimerFunds complex.

		4
Benjamin Ram (37), Vice President and Portfolio Manager

Vice President and portfolio manager of the Manager since May 2009. Prior to joining the Manager, Mr. Ram was sector manager for financial investments and a co portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC (October 2006-May 2009). He served as Portfolio Manager Mid Cap Strategies, Sector Manager Financials at The Guardian Life Insurance Company of America (January 2006-October 2006) when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. He was a financials analyst, from 2003 to 2005, and co portfolio manager, from 2005 to 2006, at Mercantile Capital Advisers, Inc. Mr. Ram was a bank analyst at Legg Mason Securities from 2000 to 2003 and was a senior financial analyst at the CitiFinancial division of Citigroup, Inc. from 1997 to 2000.

		3
David E. Schmidt (47), Vice President and Portfolio Manager	Chief Investment Officer (since July 2003), Deputy Chief Investment Officer (June 2002-June 2003), Director of Product Development (December 1999-present) and an analyst (August 1994-December 1999) of Trinity Investment Management Corporation, a wholly-owned subsidiary of the Manager's immediate parent, Oppenheimer Acquisition Corp.	1
Peter A. Strzalkowski (44), Vice President and Portfolio Manager

Vice President of the Manager since August 2007, CFA and a member of the Manger's Investment Grade Fixed Income Team since April 2009; Vice President of the Fund since 2009. Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, from July 2006 through August 2007. He was a Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006) and a Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005). He was a Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003) and a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). He is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

		7

Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex
William F. Glavin Jr. (51) President and Principal Executive Officer

Chairman of the Manager (since 2010); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding company) (since June 2009); Executive Vice President (March 2006 - February 2009) and Chief Operating Officer (July 2007 - February 2009) of Massachusetts Mutual Life Insurance Company (OAC's parent company); Director (May 2004 - March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004 - January 2005), President (January 2005 - March 2006) and Chief Executive Officer (June 2005 - March 2006) of Babson Capital Management LLC; Director (March 2005 - March 2006), President (May 2003 - March 2006) and Chief Compliance Officer (July 2005 - March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003 - March 2006) of Babson Investment Company, Inc.; Director (May 2004 - August 2006 of Babson Capital Europe Limited; Director (May 2004 - October 2006) of Babson Capital Guernsey Limited; Director (May 2004 - March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005 - March 2007) of Baring Asset Management Limited; Director (February 2005 - June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003 - November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006 -September 2006) of C.M. Benefit Insurance Company; Director (May 2008 -June 2009) and Executive Vice President (June 2007 -July 2009) of C.M. Life Insurance Company; President (March 2006 -May 2007) of MassMutual Assignment Company; Director (January 2005 -December 2006), Deputy Chairman (March 2005 -December 2006) and President (February 2005 -March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008 -June 2009) and Executive Vice President (June 2007 - July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007 -January 2009) of MML Distributors, LLC.; and Chairman (March 2006 -December 2008) and Chief Executive Officer (May 2007 -December 2008) of MML Investors Services, Inc.

93

Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years	Portfolios Overseen in Fund Complex
Thomas W. Keffer (54) Vice President and Chief Business Officer	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997).	93
Mark S. Vandehey (59) Vice President and Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983).	93
Brian W. Wixted (50) Treasurer and Principal Financial & Accounting Officer

Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008).

		93
Brian Petersen (39) Assistant Treasurer	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002).	93
Stephanie Bullington (33) Assistant Treasurer	Vice President of the Manager (since January 2010); Assistant Vice President of the Manager (October 2005-January 2010); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield Son Limited (Butterfield) (February 2004-June 2005).	93
Robert G. Zack (61) Secretary

Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001).

		93
Kathleen T. Ives (44) Assistant Secretary

Senior Vice President (since May 2009), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Vice President of the Manager (June 1998-May 2009); Senior Counsel of the Manager (October 2003-May 2008).

		93
Lisa I. Bloomberg (42) Assistant Secretary	Senior Vice President (since February 2010) and Deputy General Counsel (since May 2008) of the Manager; Vice President (May 2004-January 2010) and Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc.	93
Taylor V. Edwards (42) Assistant Secretary	Vice President (since February 2007) and Associate Counsel (since May 2009) of the Manager; Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of the Manager; Associate at Dechert LLP (September 2000-December 2005).	93
Randy G. Legg (44) Assistant Secretary	Vice President (since June 2005) and Associate Counsel (since January 2007) of the Manager; Assistant Vice President (February 2004-June 2005) and Assistant Counsel (February 2004-January 2007) of the Manager.	93
Adrienne M. Ruffle (32) Assistant Secretary	Vice President (since February 2007) and Associate Counsel (since May 2009) of the Manager; Assistant Vice President (February 2005-January 2007) and Assistant Counsel (February 2005-April 2009) of the Manager; Associate (September 2002-February 2005) at Sidley Austin LLP.	93

Director Share Ownership. The chart below shows information about each Director's beneficial share ownership in the Fund and in all of the registered investment companies that the Director oversees in the Oppenheimer family of funds ("Supervised Funds").

As of December 31, 2009
	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range Of Shares Beneficially Owned in Supervised Funds
Independent Directors
William M. Armstrong	None	Over $100,000
George C. Bowen	None	Over $100,000
Edward L. Cameron	None	Over $100,000
Jon S. Fossel	None	Over $100,000
Sam Freedman	None	Over $100,000
Richard F. Grabish	None	Over $100,000
Beverly L. Hamilton	None	Over $100,000
Robert J. Malone	None	Over $100,000
F. William Marshall	None	Over $100,000

Remuneration of the Officers and Directors. The officers of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The total compensation from the Fund and fund complex represents compensation, including accrued retirement benefits, for serving as a Director and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2009.

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Funds[1]	Total Compensation From the Funds and Fund Complex[2]
	Fiscal Year Ended December 31, 2009	Year Ended December 31, 2009
William L. Armstrong	$5,276	$267,000
Chairman of the Board and Governance Committee Member
George C. Bowen	$4,245	$214,800
Audit Committee Chairman
Edward L. Cameron	$3,436	$174,000
Audit Committee Member
Jon S. Fossel	$3,328	$174,000
Review Committee Chairman
Sam Freedman	$4,073	$206,100
Review Committee Member
Richard Grabish[3]	$3,436	$32,410
Review Committee Member
Beverly Hamilton	$3,442[4]	$174,281
Review Committee Member and Governance Committee Member
Robert J. Malone	$3,952	$200,100
Governance Committee Chairman and Audit Committee Member
F. William Marshall, Jr.	$3,436	$280,050[5]
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation from the Fund" includes fees and deferred compensation, if any.
2. In accordance with SEC regulations, for purposes of this section only, "Fund Complex" includes the Oppenheimer funds, the MassMutual Institutional Funds, the MassMutual Select Funds and the MML Series Investment Fund, the investment adviser for which is the indirect parent company of [the Fund's Manager. The Manager also serves as the Sub-Adviser to the following: MassMutual Premier International Equity Fund, MassMutual Premier Main Street Fund, MassMutual Premier Strategic Income Fund, MassMutual Premier Capital Appreciation Fund, and MassMutual Premier Global Fund. The Manager does not consider MassMutual Institutional Funds, MassMutual Select Funds and MML Series Investment Fund to be part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.
3. Mr Grabish serves as Trustee for only the following funds: Oppenheimer Core Bond Fund, Oppenheimer Limited Term Government Fund, Panorama Series Fund, Inc., Oppenheimer Principal Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal Protected Trust III, Oppenheimer Senior Floating Rate Fund, Oppenheimer Portfolio Series Fixed Income Active Allocation Fund, Oppenheimer Master Event-Linked Bond Fund, LLC and Oppenheimer Master Loan Fund, LLC.
4. Includes $3,442 deferred by Ms. Hamilton under the "Compensation Deferral Plan" described below.
5. Includes $ 106,050 compensation paid to Mr. Marshall for serving as a Trustee for MassMutual Select Funds and MML Series Investment Fund.

Compensation Deferral Plan. The Board of Directors has adopted a Compensation Deferral Plan for Independent Directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Denver Board Funds. Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Director. The amount paid to the Director under the plan will be determined based on the amount of compensation deferred and the performance of the selected funds.

Deferral of the Directors' fees under the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Director or to pay any particular level of compensation to any Director. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Director under the plan without shareholder approval for the limited purpose of determining the value of the Director's deferred compensation account.

Major Shareholders.  As of April 5, 2010, the only persons or entities who owned of record or were known by each Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:

Growth Portfolio
Commonwealth Annuity and Life Insurance Company owned 6.92% of the outstanding shares of Growth Portfolio.

Massachusetts Mutual Life Insurance Company of Springfield, MA, owned 93.08% of the outstanding shares of Growth Portfolio for variable annuity contracts, variable life insurance policies and other investment products owned by its customers.

Oppenheimer International Growth Fund/VA
CUNA Mutual Life Insurance Company of Waverly, IA owned 32.40% of the outstanding Non-Service shares of International Growth Fund/VA.

Massachusetts Mutual Life Insurance Company of Springfield, MA, owned 35.15% of the outstanding shares of International Growth Fund/VA for variable annuity contracts, variable life insurance policies and other investment products owned by its customers.

Massachusetts Mutual Life Insurance Company of Springfield, MA, owned 29.96% of the outstanding shares of International Growth Fund/VA for variable annuity contracts, variable life insurance policies and other investment products owned by its customers.

Total Return Portfolio

Massachusetts Mutual Life Insurance Company of Springfield, MA, owned 97.21% of the outstanding shares of Total Return Portfolio for variable annuity contracts, variable life insurance policies and other investment products owned by its customers.

The Manager

The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services company.

Code of Ethics. The Funds, Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of a Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

The Code of Ethics is an exhibit to the Funds' registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.551.8090. The Code of Ethics can also be viewed as part of the Funds' registration statement on the SEC's EDGAR database at the SEC's Internet website at http://www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

The Investment Advisory Agreement. The Manager provides investment advisory and management services to each Fund under an investment advisory agreement between the Manager of each Fund. The Manager selects securities for the Funds' portfolios and handles their day-to-day business. The portfolio managers of the Funds are employed by the Manager and are the persons who are principally responsible for the day-to-day management of the Funds' portfolios. Other members of the Manager's investment teams provide the portfolio managers with counsel and support in managing the Funds' portfolios.

The agreement requires the Manager, at its expense, to provide the Funds with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds. Those responsibilities include the compilation and maintenance of records with respect to Funds' operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for the continuous public sale of shares of the Funds.

The Funds pays expenses not expressly assumed by the Manager under the advisory agreements. The advisory agreements lists examples of expenses paid by the Funds. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Funds to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Funds as a whole. The fees are allocated to each class of shares based upon the relative proportion of a Fund's net assets represented by that class. The management fees paid by the Funds to the Manager during their last three fiscal years were:

Fiscal Year ended 12/31	Management Fee Paid to OppenheimerFunds, Inc.
Total Return Portfolio
2007	$1,445,716
2008	$1,062,300
2009	$645,707
Growth Portfolio
2007	$928,248
2008	$659,276
2009	$451,020
Oppenheimer International Growth Fund/VA
2007	$3,666,865
2008	$3,559,741
2009	$3,482,172

The investment advisory agreements state that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreements, the Manager is not liable for any loss the Funds sustain in connection with matters to which the agreement relates.

The agreements permit the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If OFI shall no longer act as investment advisor to the Funds, OFI may withdraw the right of the Funds to use the name "Oppenheimer" as part of their name.

Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting Policies and Procedures, which include Proxy Voting Guidelines, under which the Fund votes proxies relating to securities held by the Fund ("portfolio proxies"). OppenheimerFunds, Inc. generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. The Fund has retained an independent, third party proxy voting agent to vote portfolio proxies in accordance with the Fund's Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following procedures, as long as OFI determines that the course of action is consistent with the best interests of the Fund and its shareholders: (1) if the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting Guidelines, the Manager will vote the portfolio proxy in accordance with the Proxy Voting Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; (2) if such proposal is not specifically addressed in the Proxy Voting Guidelines or the Proxy Voting Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent; and (3) if neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting. The Proxy Voting Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:

  The Fund evaluates director nominees on a case-by-case basis, examining the following factors, among others: composition of the board and key board committees, experience and qualifications, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.
  The Fund generally supports proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure.
  The Fund generally supports proposals asking that a majority of directors be independent. The Fund generally supports proposals asking that a board audit, compensation, and/or nominating committee be composed exclusively of independent directors.
  The Fund generally supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
  The Fund generally supports proposals to allow shareholders the ability to call special meetings.
  The Fund generally supports proposals to allow or make easier shareholder action by written consent.
  The Fund generally votes against proposals to create a new class of stock with superior voting rights.
  The Fund generally votes against proposals to classify a board.
  The Fund generally supports proposals to eliminate cumulative voting.
  The Fund generally opposes re-pricing of stock options without shareholder approval.
  The Fund generally supports proposals to require majority voting for the election of directors.
  The Fund generally supports proposals seeking additional disclosure of executive and director pay information.
  The Fund generally supports proposals seeking disclosure regarding the company's, board's or committee's use of compensation consultants.
  The Fund generally supports "pay-for-performance" proposals that align a significant portion of total compensation of senior executives to company performance.
  The Fund generally supports having shareholder votes on poison pills.
  The Fund generally supports proposals calling for companies to adopt a policy of not providing tax gross-up payments.
  In the case of social, political and environmental responsibility issues, the Fund will generally abstain where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated. The Fund generally supports proposals that would clearly have a discernible positive impact on short- or long-term share value, or that would have a presently indiscernible impact on short- or long-term share value but promotes general long-term interests of the company and its shareholders.

The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

Pending Litigation. Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds ("Defendant Funds") advised by the Manager and distributed by the Distributor (but not against the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.

In 2009, lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff"). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds' Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.

Portfolio Managers. Each Fund's portfolio is managed by the following:

Fund	Portfolio Manager(s)
Total Return Portfolio
David Schmidt
Krishna Memani
Peter A. Strzalkowski
Growth Portfolio
Manind Govil
Benjamin Ram
Oppenheimer International Growth Fund/VA
George Evans

Each of the above individuals is referred to as "Portfolio Manager" and collectively they are referred to as the "Portfolio Managers." They are the persons who are responsible for the day-to-day management of each Fund's respective investments.

Other Accounts Managed. In addition to managing the Funds' investment portfolio, Messrs. Govil, Ram, Evans, Schmidt, Memani and Strzalkowski also manage other investment portfolios or accounts on behalf of the Manager or its affiliates. The following tables provide information regarding those portfolios and accounts as of December 31, 2009. No portfolio or account has a performance-base advisory fee:

Fund Name & Portfolio Managers	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed	Total Assets in Other Accounts Managed[1,2]
Total Return Portfolio
David Schmidt	4	$1,131	5	$412	31	$614
Krishna Memani	16	$20,157	0	$0	0	$0
Peter A. Strzalkowski	15	$14,900	0	$0	0	$0
Growth Portfolio
Manind Govil	7	$11,291	1	$78[3]	1	$296
Benjamin Ram	5	$9,364	1	$78[3]	0	$0
Oppenheimer International Growth/VA
George Evans	3	$5,508	1	$41	0	$0

1. In millions.
2. Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

As indicated above, each of the Portfolio Managers also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Funds. That may occur whether the investment strategies of the other funds or accounts are the same as, or different from, the Funds' investment objectives and strategies. For example, a Portfolio Manager may need to allocate investment opportunities between a Fund and another fund or account having similar objectives or strategies, or a Portfolio Manager may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by a Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of a Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligations to treat all of its clients, including the Funds, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, the Funds' Portfolio Managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Funds, or may manage funds or accounts with investment objectives and strategies that are different from those of the Funds.

Compensation of the Portfolio Managers. The Portfolio Managers are employed and compensated by the Manager, not the Funds. Under the Manager's compensation program for its portfolio managers and portfolio analysts, Fund performance is the most important element of compensation with half of annual cash compensation based on relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers and analysts interests with the success of the funds and accounts and their shareholders. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2009, the Portfolio Managers compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Manager's holding company parent, as well as restricted shares of such common stock. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including, for the lead portfolio manager, a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods results in an extremely low, and in some cases no, performance based bonus. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of the Fund's portfolio assets, although the Funds' investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Funds and other funds and accounts managed by the Portfolio Managers. The compensation structure of the other funds and accounts currently managed by the Portfolio Managers is the same as the compensation structure of the Fund, described above.

Ownership of Fund Shares. As of December 31, 2009, the Portfolio Managers did not beneficially own any shares of the Funds, which are sold only through insurance companies to their contract owners.

Brokerage Policies of the Funds

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreements is to arrange the portfolio transactions for the Funds. The advisory agreements contain provisions relating to the employment of broker-dealers to effect the Funds' portfolio transactions. The Manager is authorized by the advisory agreements to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Funds to obtain, at reasonable expense, the "best execution" of the Funds' portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Funds as established by its Board of Trustees.

Under the investment advisory agreements, in choosing brokers to execute portfolio transactions for the Funds, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the Funds. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Funds subject to the provisions of the investment advisory agreements and other applicable rules and procedures described below.

The Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers, together with the portfolio traders' judgment as to the execution capability of the broker or dealer. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

For Equity Funds, transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, a Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions that are available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions executed in the secondary market. Otherwise, brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, a Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

For the Fixed-Income Funds, most securities purchases made by a Fund are in principal transactions at net prices. A Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, a Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price. In an option transaction, a Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates.

Other accounts advised by the Manager have investment policies similar to those of the Funds. Those other accounts may purchase or sell the same securities as a Fund at the same time as that Fund, which could affect the supply and price of the securities. If two or more accounts advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Funds' Board of Trustees has approved those procedures) that permit the Funds to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Funds, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect the Funds' portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Funds shares when allocating the Funds' portfolio transactions, and (2) the Funds, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Funds' brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Funds' shares or the shares of any of the other Oppenheimer funds.

The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Funds and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision making process may be paid in commission dollars.

Although the Manager currently does not do so, the Board of Trustees may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Funds' portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During the fiscal years ended December 31, 2007, 2008 and 2009, the Fund paid the total brokerage commissions indicated in the chart below:

Fiscal Year ended 12/31	Total Brokerage Commissions Paid by the Funds*
Growth Portfolio
2007	$166,207
2008	$85,121
2009	$91,460
Total Return Portfolio
2007	$458,887
2008	$426,878
2009	$307,800
Oppenheimer International Growth Fund/VA
2007	$175,158
2008	$241,472
2009	$206,152

* Amounts do not include spreads or commissions on principal transactions on a net trade basis.

During the fiscal year ended December 31, 2009, the Fund paid the following amounts in commissions to firms that provide brokerage and research services to the Fund with respect to the aggregate portfolio transactions indicated. All such transactions were on a "best execution" basis, as described above. The provision of research services was not necessarily a factor in the placement of all such transactions.

Fund	Commissions Paid to Firms that Provide Research	Aggregate Transactions by Firms that Provide Research
Growth Portfolio	$58,965	$83,023,710
Total Return Portfolio	$21,300	$15,044,760
Oppenheimer International Growth Fund/VA	$202,573	$228,077,921

Distribution and Service Arrangements

The Distributor (Service Shares Only). Under its General Distributor's Agreement with Oppenheimer International Growth Fund/VA, OppenheimerFunds Distributor, Inc. will only act as the principal underwriter of the Oppenheimer International Growth Fund/VA's Service shares.

Oppenheimer International Growth Fund/VA has adopted a Distribution and Service Plan (the "Plan") for its Service shares under Rule 12b-1 of the Investment Company Act, pursuant to which Oppenheimer International Growth Fund/VA will make payments to the Distributor in connection with the distribution and/or servicing of Service shares. The plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The Distributor will pay insurance company separate account sponsors and other entities that offer and/or provide services to Service shares, as described in the Prospectus. The Plan has been approved by a vote of (i) the Board of Directors of the Company, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the Manager as the then-sole initial holder of such shares.

Under the Plan, Oppenheimer International Growth Fund/VA currently uses the fees it receives to pay insurance company separate account sponsors or their affiliates (each is referred to as a "Recipient") for personal services and account maintenance services they provide for their customers who hold Service shares. The services include, among others, answering customer inquiries about the Oppenheimer International Growth Fund/VA, assisting in establishing and maintaining accounts in the Oppenheimer International Growth Fund/VA and providing other services at the request of the Oppenheimer International Growth Fund/VA.

Under the Plan, no payment will be made to any Recipient in any quarter if the aggregate net assets of an Oppenheimer International Growth Fund/VA's Service shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Company's Independent Directors. The Plan provides for a fee of 0.25% of average annual net assets and set no minimum amount.

Unless terminated as described below, the Plan continues in effect from year to year but only if the Company's Board of Directors and its Independent Directors specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. The Plan may be terminated at any time by the vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding Service shares. For purposes of voting with respect to the Plans, Account owners are considered to be shareholders of a Fund's shares.

The Plan may not be amended to increase materially the amount of payments to be made unless such amendment is approved by Account owners of the class affected by the amendment. All material amendments must be approved by the Board and a majority of the Independent Directors.

While the Plan is in effect and Service shares are outstanding, the Treasurer of the Fund shall provide separate written reports to the Company's Board of Directors at least quarterly for its review. The report shall detail the amount of all payments made under each Plan and the purpose for which the payments were made. These reports are subject to the review and approval of the Independent Directors.

The Plan states that while it is in effect, the selection and nomination of these Directors of the Funds who are not "interested persons" of the Funds are committed to the discretion of the Independent Directors. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Directors.

The Service shares class payments during the fiscal year ended December 31, 2009, for the only Fund having Service shares outstanding as of that date, was as follows:

Fund	Service Plan Payments by the Fund
Total Return Portfolio	N/A
Growth Portfolio	N/A
Oppenheimer International Growth Fund/VA	$76,572

Payments to Fund Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of distribution and service (12b-1) plan payments as described above. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the financial intermediary's clients, also as described in this SAI. In addition, the Manager and the Distributor (including their affiliates) may make payments to financial intermediaries in connection with the intermediaries' offering and sales of Fund shares and shares of other Oppenheimer funds, or their provision of marketing or promotional support, transaction processing or administrative services. Among the financial intermediaries that may receive these payments are brokers or dealers who sell or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan or qualified tuition program administrators, third party administrators, recordkeepers or other institutions that have selling, servicing or similar arrangements with the Manager or the Distributor. The payments to financial intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

Types of payments to financial intermediaries may include, without limitation, all or portions of the following, and/or the Fund, or an investor buying or selling Fund shares may pay:

  an initial front-end sales charge, all or a portion of which is payable by the Distributor to financial intermediaries (see the "About Your Account" section in the Prospectus);
  ongoing asset-based distribution and/or service fees (described in the section "About the Fund - Distribution and Service (12b-1) Plans" above);
  shareholder servicing expenses that are paid from Fund assets to reimburse the Manager or the Distributor for Fund expenses they incur for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services (including retirement plan and 529 plan administrative services fees).

In addition, the Manager or Distributor may, at their discretion, make the following types of payments from their own respective resources, which may include profits the Manager derives from investment advisory fees paid by the Fund. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law. These payments are often referred to as "revenue sharing" payments, and may include:

  compensation for marketing support, support provided in offering shares in the Fund or other Oppenheimer funds through certain trading platforms and programs, and transaction processing or other services;
  other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA.

Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, the Manager does not consider a financial intermediary's sales of shares of the Fund or other Oppenheimer funds when choosing brokers or dealers to effect portfolio transactions for the Fund or other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation:

  transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
  program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
  placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives; or
  firm support, such as business planning assistance, advertising, or educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payments may exceed the cost of providing the services. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

For the year ended December 31, 2009, the following financial intermediaries that are broker dealers offering shares of the Oppenheimer and Centennial funds, and/or their respective affiliates, received revenue sharing or similar distribution related payments from the Manager or the Distributor for marketing or program support:

A.G. Edwards and Sons, Inc.	IFC Holdings Inc.	Prime Capital Services, Inc.
Advantage Capital Corporation	Independent Financial Group, LLC	Primevest Financial Services, Inc.
Aegon USA	ING Financial Advisers, LLC	Proequities, Inc.
Aetna Life Insurance & Annuity Company	ING Financial Partners	Protective Life and Annuity Insurance Company
AIG Advisor Group, Inc.	ING Life Insurance & Annuity Co.	Protective Life Insurance Company
AIG Life Variable Annuity Company	Invest Financial Corporation	Pruco Securities, LLC
Allianz Life Insurance Company	Investacorp, Inc.	Prudential Investment Management Services, Inc.
Allstate Life Insurance Company	Investment Centers of America	Raymond James & Associates, Inc.
American General Annuity Insurance Company	Janney Montgomery Scott LLC	Raymond James Financial Services, Inc.
American Portfolios Financial Services, Inc.	Jefferson Pilot Securities Corporation	RBC Capital Markets Corporation
Ameriprise Advisor Services, Inc.	JJB Hillard W.L. Lyons, Inc.	RBC Dain Rauscher
Ameriprise Financial Services, Inc.	JP Morgan Securities, Inc.	Robert W. Baird & Co.
Ameritas Life Insurance Company	Kemper Investors Life Insurance Company	Royal Alliance Associates, Inc.
Annuity Investors Life Insurance Company	KMS Financial Services Inc.	Sagepoint Financial Advisors
AXA Advisors, LLC	Lasalle Street Securities LLC	Securities America, Inc.
AXA Equitable Life Insurance Company	Legend Equities Corporation	Securities Service Network
Banc of America Investment Services, Inc.	Lincoln Benefit National Life	Security Benefit Life Insurance Company
Bank of New York Mellon	Lincoln Financial Advisors Corporation	Sigma Financial Corp.
Cadaret Grant & Co.	Lincoln Financial Securities Corporation	Signator Investments, Inc.
Cambridge Investment Research, Inc.	Lincoln Investment Planning, Inc.	SII Investments, Inc.
CCO Investment Services Corporation	Lincoln National Life Insurance Company	Sorrento Pacific Financial LLC
Chase Investment Services Corporation	LPL Financial Corporation	State Farm VP Management Corp.
Citigroup Global Markets, Inc.	Massachusetts Mutual Life Insurance Company	State Street Global Markets, LLC
CitiStreet Advisors LLC	Massmutual Financial Group	Stifel, Nicolaus & Company, Inc.
Citizens Bank of Rhode Island	Merrill Lynch Pierce Fenner & Smith Inc.	Sun Life Assurance Company of Canada (U.S.)
C.M. Life Insurance Company	MetLife Investors Insurance Company	Sun Life Financial Distributors, Inc.
Columbus Life Insurance Company	MetLife Investors Insurance Company - Security First	Sun Life Insurance and Annuity Company (Bermuda) Ltd.
Commonwealth Financial Network	MetLife Securities, Inc.	Sun Life Insurance and Annuity Company of New York
CUNA Brokerage Services, Inc.	Minnesota Life Insurance Company	Sun Life Insurance Company
CUNA Mutual Insurance Society	MML Bay State Life Insurance Company	Sun Trust Securities, Inc.
CUSO Financial Services, LP	MML Investor Services, Inc.	Sunamerica Securities, Inc.
E*TRADE Clearing LLC	MONY Life Insurance Company of America	SunGard Institutional Brokerage Inc.
Edward D. Jones and Company, LP	Morgan Stanley & Co., Incorporated	SunTrust Bank
Essex National Securities, Inc.	Morgan Stanley Dean Witter	Suntrust Investment Services, Inc.
Federal Kemper Life Assurance Company	Morgan Stanley Smith Barney LLC	Thrivent Financial for Lutherans
Financial Network Investment Corporation	Multi-Financial Securities Corporation	Thrivent Investment Management, Inc.
Financial Services Corporation	Nathan and Lewis Securities, Inc.	Towers Square Securities, Inc.
First Clearing LLC	National Planning Corporation	Transamerica Life Insurance Co.
First Global Capital Corporation	National Planning Holdings, Inc.	UBS Financial Services, Inc.
FSC Securities Corporation	Nationwide Financial Services, Inc.	Union Central Life Insurance Company
GE Financial Assurance	New England Securities, Inc.	United Planners' Financial Services of America
GE Life and Annuity Company	New York Life Insurance and Annuity Company	Uvest Investment Services
Genworth Financial, Inc.	NFP Securities Inc.	Valic Financial Advisors, Inc.
Glenbrook Life and Annuity Company	North Ridge Securities Corp.	Vanderbilt Securities LLC
GPC Securities Inc.	Northwestern Mutual Investment Services, LLC	VSR Financial Services, Inc.
Great West Life Insurance Company	NRP Financial, Inc.	Wachovia Securities, LLC
Guardian Insurance & Annuity Company	Oppenheimer & Co. Inc.	Walnut Street Securities, Inc.
H. Beck, Inc.	Pacific Life Insurance Co.	Wells Fargo Advisors, LLC
H.D. Vest Investment Services, Inc.	Park Avenue Securities LLC	Wells Fargo Investments, LLC
Hartford Life & Annuity Insurance Company	Pershing LLC	Wescom Financial Services
Hartford Life Insurance Company	PFS Investments, Inc.	Woodbury Financial Services, Inc.
Hewitt Associates LLC	Phoenix Life Insurance Company
HSBC Securities Inc.	PlanMember Securities

For the year ended December 31, 2009, the following firms (which in some cases are broker-dealers) received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

A.G. Edwards and Sons, Inc.	First Southwest Company	Pershing LLC
Acensus, Inc.	First Trust Corp.	Plan Administrators Inc.
ACS HR Solutions LLC	Geller Group Ltd.	PlanMember Securities
ADP Broker-Dealer, Inc.	Genworth Financial, Inc.	Primevest Financial Services, Inc.
Aetna Life Insurance & Annuity Company	Great West Life Insurance Company	Principal Life Insurance
Alliance Benefit Group	H&R Block Financial Advisors, Inc.	Prudential Investment Management Services, Inc.
American Diversified Distribution, LLC	H.D. Vest Investment Services, Inc.	PSMI Group
American Funds	Hartford Life Insurance Company	Raymond James & Associates, Inc.
American United Life Insurance Co.	Hewitt Associates LLC	Reliance Trust Co.
Ameriprise Financial Services, Inc.	ICMA-RC Services LLC	Robert W. Baird & Co.
Ameritrade, Inc.	Ingham Group	RSM McGladrey, Inc.
AST Trust Company	Interactive Retirement Systems	Schwab Retirement Plan Services Company
AXA Equitable Life Insurance Company	Intuition Systems, Inc.	Scott & Stringfellow, Inc.
Benefit Administration Co.	Invest Financial Corporation	Scottrade, Inc.
Benefit Consultants Group	Janney Montgomery Scott LLC	SII Investments, Inc.
Benefit Plans Administrative Services, Inc.	JJB Hillard W. L. Lyons, Inc.	Southwest Securities, Inc.
Benetech, Inc.	John Hancock Life Insurance Company	Standard Insurance Co.
Boston Financial Data Services, Inc.	JP Morgan Securities, Inc.	Standard Retirement Services, Inc.
Charles Schwab & Co., Inc.	July Business Services	Stanley, Hunt, Dupree & Rhine
Citigroup Global Markets Inc.	Lincoln Benefit National Life	Stanton Group, Inc.
CitiStreet Advisors LLC	Lincoln Investment Planning Inc.	Sterne Agee & Leach, Inc.
City National Investments Trust	LPL Financial Corporation	Stifel Nicolaus & Company, Inc.
Clark Consulting	Marshall & Ilsley Trust Company, Inc.	Sun Trust Securities, Inc.
Columbia Management Distributors, Inc.	Massachusetts Mutual Life Insurance Company	Symetra Investment Services, Inc.
CPI Qualified Plan Consultants	Matrix Settlement & Clearance Services	T. Rowe Price
DA Davidson & Co.	Mercer HR Services	The Princeton Retirement Group
Daily Access. Com, Inc.	Merrill Lynch Pierce Fenner & Smith Inc.	The Retirement Plan Company, LLC
Davenport & Company, LLC	Mesirow Financial, Inc.	Transamerica Retirement Services
David Lerner Associates, Inc.	Mid Atlantic Capital Co.	TruSource
Digital Retirement Solutions	Milliman, Inc.	UBS Financial Services, Inc.
Diversified Advisors Investments Inc.	Morgan Stanley & Co., Incorporated	Unified Fund Services, Inc.
DR, Inc.	Morgan Stanley Dean Witter	Union Bank & Trust Company
Dyatech, LLC	Mutual of Omaha Insurance Company	US Clearing Co.
E*TRADE Clearing LLC	National City Bank	USAA Investment Management Co.
Edward D. Jones and Company, LP	National Deferred Compensation	USI Consulting Group
ExpertPlan.com	National Financial Services LLC	Valic Financial Advisors, Inc.
Ferris Baker Watts, Inc.	National Planning Holdings, Inc.	Vanguard Group
Fidelity Brokerage Services, LLC	New York Life Insurance and Annuity Company	Wachovia Securities, LLC
Fidelity Investments Institutional Operations Co.	Newport Retirement Services	Wedbush Morgan Securities
Financial Administrative Services Corporation	Northwest Plan Services Inc.	Wells Fargo Bank NA
First Clearing LLC	Oppenheimer & Co. Inc.	Wells Fargo Investments, LLC
First Global Capital Corporation	Peoples Securities, Inc.	Wilmington Trust Company

Performance of the Fund

Explanation of Performance Terminology. The Funds use a variety of terms to illustrate their investment performance. Those terms include "average annual total return" and "cumulative total return" for all Funds. An explanation of how yields and total returns are calculated is set forth below. The charts below show the performance of the Funds as of the most recent fiscal year end. You can obtain current performance information by calling the Transfer Agent at 1.800.988.8287 or by visiting the Oppenheimerfunds Internet website at www.oppenheimerfunds.com.

The illustrations of performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by a Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

The Funds are not sold directly to members of the public but are available only as the underlying investments for variable annuities, variable life insurance policies and other investment products through separate investment accounts of different insurance companies that may impose charges and fees. A Fund's investment results, when shown alone, do not deduct those charges and fees. If those fees and charges were included, the Fund's performance results would be less.

Use of standardized performance calculations enables an investor to compare a Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using a Fund's performance information as a basis for comparison with other investments:

  Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each investor's account under their respective annuity contract, variable life insurance policy or other product. Your account's performance will vary from the model performance data also if you bought or sold shares during the period, or you bought your shares at a different time and price than the shares used in the model.
  An investment in a Fund is not insured by the FDIC or any other government agency.
  The principal value of a Fund's shares, and its yields and/or total returns are not guaranteed and normally will fluctuate on a daily basis.
  When an investor's shares are redeemed, they may be worth more or less than their original cost.
  Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

Total Return Information. There are different types of "total returns" to measure the Funds' performance. Total return is the change in value of a hypothetical investment in a Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. Each Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

  Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

  Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

The Funds' Total Returns for the Periods Ended 12/31/09
Fund and Class/Inception Date	1 Year	5 Years	10 Years (or life of class)
Growth Portfolio - Non-Service Shares (1/21/82)	29.19%	0.36%	-1.14%
Total Return Portfolio - Non-Service Shares (9/30/82)	19.78%	-1.86%	-0.65%
Oppenheimer International Growth Fund/VA - Non-Service Shares (5/13/92)	39.24%	6.06%	1.53%
Oppenheimer International Growth Fund/VA - Service Shares (3/19/01)	39.06%	5.85%	4.84%

Other Performance Comparisons. In its Annual Report to shareholders, the Fund compares its performance to that of one or more appropriate market indices. You can obtain that information by visiting the OppenheimerFunds website at www.oppenheimerfunds.com or by calling the Fund's Transfer Agent at the telephone number shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. The following are examples of some of those comparisons.

     Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its share classes by Lipper, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors and ranks the performance of regulated investment companies for various periods in categories based on investment styles. Lipper also publishes "peer-group" indices and averages of the performance of all mutual funds in particular categories.

     Morningstar Ratings. From time to time the Fund may publish the "star ratings" of its classes of shares by Morningstar, Inc. ("Morningstar"), an independent mutual fund monitoring service that rates and ranks mutual funds within their specialized market sectors. Morningstar proprietary star ratings reflect risk-adjusted historical total investment returns for funds with at least a three-year performance history. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.

     Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's or other similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar or the Fund's performance may be compared to the performance of various market indices, other investments, or averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services. The Fund's advertisements and sales literature may also include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions, for example:

  information about the performance of certain securities or commodities markets or segments of those markets, information about the performance of the economies of particular countries or regions, the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions, the availability of different types of securities or offerings of securities, information relating to the gross national or gross domestic product of the United States or other countries or regions, comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent by third parties, including comparisons of investor services provided to shareholders of the Oppenheimer funds to those provided by other mutual fund families selected by the rating or ranking services. Those comparisons may be based on the opinions of the rating or ranking service itself, using its research or judgment, or may be based on surveys of investors, brokers, shareholders or others.

Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions, including certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits or instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.

How to Buy and Sell Shares

Shares of the Funds are sold to provide benefits under variable life insurance policies and variable annuity and other insurance company separate accounts, as explained in the Prospectuses of the Funds and of the insurance product you have selected. Instructions from an investor to buy or sell shares of a Fund should be directed to the insurance sponsor for the investor's separate account, or that insurance sponsor's agent.

Allocation of Expenses. Each Fund pays expenses related to its daily operations, such as custodian fees, Directors' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of each Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

For each Fund that has more than one class of shares outstanding, methodology for calculating the net asset value, dividends and distributions of each Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of a Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Funds are determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of a Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

Dealers other than NYSE members may conduct trading in certain securities on days on which the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Funds' net asset values will not be calculated on those days, the Funds' net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on many foreign stock exchanges and over-the-counter markets normally is completed before the close of the NYSE.

Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the NYSE, will not be reflected in the Funds' calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the Board at its next ensuing meeting.

Securities Valuation. The Company's Board of Directors has established procedures for the valuation of each Fund's securities. In general those procedures are as follows:

  Equity securities traded on a U.S. securities exchange are valued as follows:
  (1) if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded on that day, or
  (2) if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.
  Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
  (1) at the last sale price available to the pricing service approved by the Board of Directors, or
  (2) at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
  (3) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
  Long term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
  The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
  (1) debt instruments that have a maturity of more than 397 days when issued,
  (2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
  (3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
  The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
  (1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
  (2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
  Securities (including restricted securities) not having readily available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

In the case of U.S. Government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Directors. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity. Other special factors may be involved (such as the tax exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

The closing prices in the New York foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded as determined by a pricing service approved by the Board of Directors or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date. If not, the value shall be the closing bid price on the principal exchange on the valuation date. If the put, call or future is not traded on an exchange, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

When a Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

Distributions and Taxes

Dividends and Distributions. The Funds have no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Funds' portfolio, and expenses borne by the Fund or borne separately by a class (if more than one class of shares is outstanding). Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. Dividends on Service shares and Class 4 Shares are expected to be lower because of the additional expenses for those shares. Dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

Taxes. Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Code. As a regulated investment company, each Fund is required to distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions). To qualify for treatment as a regulated investment company, a Fund must meet certain income source, asset diversification and income distribution requirements. If each Fund qualifies as a "regulated investment company" and complies with the relevant provisions of the Code, each Fund will be relieved of federal income tax on the part of its net ordinary income and realized net capital gain which it distributes to the separate accounts. If a Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains. Furthermore, distributions to its shareholders will constitute ordinary dividend income to the extent of such Fund's available earnings and profits, and insurance policy and product holders could be subject to current tax on distributions received with respect to Fund shares.

Each Fund supports variable life insurance, variable annuity contracts and other insurance company separate accounts and therefore must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations hereunder. These requirements place certain limitations on the proportion of each Fund's assets that may be represented by any single investment (which includes all securities of the issuer) and are in addition to the diversification requirements applicable to such Fund's status as a regulated investment company. For these purposes, each U.S. Government agency or instrumentality is treated as a separate issuer, while a particular foreign government and its agencies, instrumentalities, and political subdivisions are all considered the same issuer.

Generally, a regulated investment company must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% federal excise tax. However, the excise tax does not apply to a Fund whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. The Funds intend to qualify for this exemption or to make distributions in accordance with the calendar year distribution requirements and therefore do not expect to be subject to this excise tax.

Foreign Taxes. Investment income received from sources within foreign countries may be subject to foreign income taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries that entitle certain investors to a reduced rate of tax (generally 10-15%) or to certain exemptions from tax. Each Fund will operate so as to qualify for such reduced tax rates or tax exemptions whenever possible. While insurance policy and product holders will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Fund.

The Funds that may invest in foreign securities, may invest in securities of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of the its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Fund investing in securities of PFICs may be subject to U.S. federal income taxes and interest charges, which would reduce the investment return of a Fund making such investments. The owners of variable annuities, variable life insurance products and other insurance company separate accounts investing in such Fund would effectively bear the cost of these taxes and interest charges. In certain cases, a Fund may be eligible to make certain elections with respect to securities of PFICs that could reduce taxes and interest charges payable by the Fund. However, no assurance can be given that such elections can or will be made.

This is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service. For further information, consult the prospectus and/or statement of additional information for your particular insurance product, as well as your own tax advisor.

Additional Information About the Funds

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

Information about your investment in the Funds through your variable annuity contract, variable life insurance policy or other plan can be obtained only from your participating insurance company or its servicing agent. The Funds' Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Funds should be given to your insurance company or its servicing agent, not directly to the Funds or its Transfer Agent.

The Custodian. JPMorgan Chase Bank is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $250,000 are not protected by the federal deposit insurance corporation ("FDIC"). The FDIC protected amount will fall to $100,000 on January 1, 2014 unless the higher limit is extended by legislation. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm.  KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP audits the Fund's financial statements and performs other related audit and tax services.  KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

Appendix A

Ratings Definitions

Below are summaries of the rating definitions used by the nationally recognized statistical rating organizations ("NRSROs") listed below. Those ratings represent the opinion of the NRSRO as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the NRSROs.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

PRIME RATING SYSTEM (SHORT-TERM RATINGS – TAXABLE DEBT)

These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:

  Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
  Nature of and provisions of the obligation; and
  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: Subordinated debt or preferred stock obligations rated "C" are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", and "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTES:
A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

  Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.

Investment-Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, and C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment-grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders of Panorama Series Fund, Inc.:
We have audited the accompanying statement of assets and liabilities of Growth Portfolio (one of the portfolios constituting the Panorama Series Fund, Inc.), including the statement of investments, as of December 31, 2009, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of Growth Portfolio for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those statements and financial highlights.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Portfolio as of December 31, 2009, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
KPMG llp
Denver, Colorado
February 16, 2010

STATEMENT OF INVESTMENTS December 31, 2009

	Shares	Value

Common Stocks-98.9%
Consumer Discretionary-10.9%
Diversified Consumer Services-0.6%
H&R Block, Inc.	21,000	$475,020
Hotels, Restaurants & Leisure-3.2%
Hyatt Hotels Corp., Cl. A1	14,410	429,562
McDonald's Corp.	34,030	2,124,833

		2,554,395

Media-4.3%
Grupo Televisa SA, Sponsored GDR	17,100	354,996
McGraw-Hill Cos., Inc. (The)	45,150	1,512,977
Time Warner Cable, Inc.	25,338	1,048,740
Washington Post Co. (The), Cl. B	1,238	544,225

		3,460,938

Specialty Retail-2.8%
Advance Auto Parts, Inc.	2,200	89,056
AutoZone, Inc.[1]	3,600	569,052
Best Buy Co., Inc.	21,800	860,228
GameStop Corp., Cl. A1	32,100	704,274

		2,222,610

Consumer Staples-10.3%
Food & Staples Retailing-0.8%
Wal-Mart Stores, Inc.	11,930	637,659
Food Products-3.3%
General Mills, Inc.	29,400	2,081,814
Unilever NV, NY Shares	18,100	585,173

		2,666,987

Household Products-1.2%
Colgate-Palmolive Co.	11,950	981,693
Personal Products-1.0%
Mead Johnson Nutrition Co., Cl. A	18,300	799,710
Tobacco-4.0%
Philip Morris International, Inc.	65,660	3,164,155
Energy-11.9%
Energy Equipment & Services-1.4%
Schlumberger Ltd.	17,400	1,132,566
Oil, Gas & Consumable Fuels-10.5%
Chevron Corp.	32,741	2,520,730
Enterprise Products Partners LP	25,600	804,096
Exxon Mobil Corp.	16,686	1,137,818
Noble Energy, Inc.	11,500	819,030
Occidental Petroleum Corp.	30,490	2,480,362
Plains All American Pipeline LP	12,100	639,485

		8,401,521

Financials-12.6%
Capital Markets-2.0%
State Street Corp.	37,600	1,637,104
Commercial Banks-2.7%
KeyCorp	43,800	243,090
Marshall & Ilsley Corp.	46,400	252,880
Regions Financial Corp.	56,020	296,346
SunTrust Banks, Inc.	12,200	247,538
U.S. Bancorp	50,200	1,130,002

		2,169,856

Consumer Finance-2.0%
American Express Co.	40,050	1,622,826
Diversified Financial Services-3.0%
Bank of America Corp.	52,102	784,656
Citigroup, Inc.	366,800	1,214,108
Leucadia National Corp.[1]	17,300	411,567

		2,410,331

Insurance-2.9%
Chubb Corp.	25,410	1,249,664
Hartford Financial Services Group, Inc. (The)	9,600	223,296
Lincoln National Corp.	32,900	818,552

		2,291,512

Health Care-14.0%
Biotechnology-3.2%
Amgen, Inc.[1]	22,430	1,268,865
Celgene Corp.[1]	22,800	1,269,504

		2,538,369

Health Care Equipment & Supplies-0.5%
Covidien plc	8,500	407,065
Health Care Providers & Services-4.1%
Laboratory Corp. of America Holdings[1]	10,400	778,336
Medco Health Solutions, Inc.[1]	22,900	1,463,539
WellPoint, Inc.[1]	17,340	1,010,749

		3,252,624

Pharmaceuticals-6.2%
Abbott Laboratories	31,760	1,714,722
Merck & Co., Inc.	60,260	2,201,900
Teva Pharmaceutical Industries Ltd., Sponsored ADR	18,900	1,061,802

		4,978,424

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Industrials-12.8%
Aerospace & Defense-2.7%
Precision Castparts Corp.	11,800	$1,302,130
United Technologies Corp.	12,540	870,401

		2,172,531

Air Freight & Logistics-1.0%
United Parcel Service, Inc., Cl. B	14,300	820,391
Commercial Services & Supplies-1.9%
Republic Services, Inc.	55,000	1,557,050
Construction & Engineering-0.9%
KBR, Inc.	35,700	678,300
Industrial Conglomerates-4.2%
General Electric Co.	102,400	1,549,312
Tyco International Ltd.	50,565	1,804,159

		3,353,471

Professional Services-1.2%
Verisk Analytics, Inc., Cl. A1	32,560	985,917
Road & Rail-0.9%
Union Pacific Corp.	10,620	678,618
Information Technology-18.2%
Communications Equipment-2.7%
QUALCOMM, Inc.	47,580	2,201,051
Computers & Peripherals-3.3%
Apple, Inc.[1]	12,370	2,608,338
Internet Software & Services-4.4%
eBay, Inc.[1]	79,390	1,868,841
Google, Inc., Cl. A1	2,620	1,624,348

		3,493,189

IT Services-3.5%
Accenture plc, Cl. A	10,520	436,580
Hewitt Associates, Inc.[1]	20,120	850,271
MasterCard, Inc., Cl. A	3,200	819,136
Western Union Co.	36,120	680,862

		2,786,849

Software-4.3%
Adobe Systems, Inc.[1]	20,440	751,783
Check Point Software Technologies Ltd.[1]	23,700	802,956
Microsoft Corp.	63,270	1,929,102

		3,483,841

Materials-3.1%
Chemicals-2.3%
Monsanto Co.	9,680	791,340
Praxair, Inc.	12,700	1,019,937

		1,811,277

Containers & Packaging-0.8%
Sealed Air Corp.	31,520	689,027
Telecommunication Services-1.6%
Wireless Telecommunication Services-1.6%
America Movil SAB de CV, ADR, Series L	27,200	1,277,856
Utilities-3.5%
Energy Traders-2.0%
AES Corp. (The)[1]	120,900	1,609,179
Multi-Utilities-1.5%
Public Service Enterprise Group, Inc.	35,300	1,173,724

Total Common Stocks (Cost $69,231,408)		79,185,974

Investment Companies-0.3%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[2,3]	75,250	75,250
Oppenheimer Institutional Money Market Fund, Cl. E, 0.21%[2,4]	189,439	189,439

Total Investment Companies (Cost $264,689)		264,689

Total Investments, at Value (Cost $69,496,097)	99.2%	79,450,663
Other Assets Net of Liabilities	0.8	631,377

Net Assets	100.0%	$80,082,040

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Rate shown is the 7-day yield as of December 31, 2009.

3.	Interest rate is less than 0.0005%.

4.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2009, by virtue of the Portfolio owning at least 5% of the voting securities of the issuer or as a result of the Portfolio and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2008	Additions	Reductions	December 31, 2009

OFI Liquid Assets Fund, LLC	2,832,400	18,302,210	21,134,610	-
Oppenheimer Institutional Money Market Fund, Cl. E	196,470	15,701,269	15,708,300	189,439

	Value	Income

OFI Liquid Assets Fund, LLC	$-	$17,789	[a]
Oppenheimer Institutional Money Market Fund, Cl. E	189,439	3,479

	$189,439	$21,268

a.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.
Valuation Inputs
Various data inputs are used in determining the value of each of the Portfolio investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Portfolio Statement of Assets and Liabilities as of December 31, 2009 based on valuation input level:

			Level 3-
	Level 1-	Level 2-	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$8,712,963	$-	$-	$8,712,963
Consumer Staples	8,250,204	-	-	8,250,204
Energy	9,534,087	-	-	9,534,087
Financials	10,131,629	-	-	10,131,629
Health Care	11,176,482	-	-	11,176,482
Industrials	10,246,278	-	-	10,246,278
Information Technology	14,573,268	-	-	14,573,268
Materials	2,500,304	-	-	2,500,304
Telecommunication Services	1,277,856	-	-	1,277,856
Utilities	2,782,903	-	-	2,782,903
Investment Companies	264,689	-	-	264,689

Total Assets	$79,450,663	$-	$-	$79,450,663

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Portfolio investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES December 31, 2009

Assets
Investments, at value-see accompanying statement of investments:
Unaffiliated companies (cost $69,306,658)	$79,261,224
Affiliated companies (cost $189,439)	189,439

79,450,663

Receivables and other assets:
Investments sold	1,175,122
Dividends	128,474
Shares of capital stock sold	3,667
Other	7,968

Total assets	80,765,894

Liabilities
Payables and other liabilities:
Investments purchased	592,961
Shares of capital stock redeemed	41,987
Shareholder communications	11,336
Transfer and shareholder servicing agent fees	6,823
Directors' compensation	5,421
Other	25,326

Total liabilities	683,854

Net Assets	$80,082,040

Composition of Net Assets
Par value of shares of capital stock	$45,586
Additional paid-in capital	143,423,579
Accumulated net investment income	945,462
Accumulated net realized loss on investments and foreign currency transactions	(74,287,153)
Net unrealized appreciation on investments	9,954,566

Net Assets-applicable to 45,586,393 shares of capital stock outstanding	$80,082,040

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.76
See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended December 31, 2009

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,074)	$1,501,945
Affiliated companies	3,479
Income from investment of securities lending cash collateral, net from affiliated companies	17,789
Interest	260

Total investment income	1,523,473

Expenses
Management fees	451,020
Transfer and shareholder servicing agent fees	54,205
Legal, auditing and other professional fees	30,419
Shareholder communications	17,154
Accounting service fees	15,000
Directors' compensation	9,677
Custodian fees and expenses	513
Other	7,247

Total expenses	585,235
Less waivers and reimbursements of expenses	(18,706)

Net expenses	566,529

Net Investment Income	956,944

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments from unaffiliated companies	(23,515,029)
Foreign currency transactions	(490)

Net realized loss	(23,515,519)
Net change in unrealized appreciation on investments	41,183,349

Net Increase in Net Assets Resulting from Operations	$18,624,774

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,	2009	2008

Operations
Net investment income	$956,944	$1,411,478
Net realized loss	(23,515,519)	(14,817,877)
Net change in unrealized appreciation (depreciation)	41,183,349	(35,112,842)

Net increase (decrease) in net assets resulting from operations	18,624,774	(48,519,241)

Dividends and/or Distributions to Shareholders
Dividends from net investment income	(1,417,389)	(1,823,771)

Capital Stock Transactions
Net decrease in net assets resulting from capital stock transactions	(8,782,023)	(14,127,302)

Net Assets
Total increase (decrease)	8,425,362	(64,470,314)
Beginning of period	71,656,678	136,126,992

End of period (including accumulated net investment income of $945,462 and $1,408,951, respectively)	$80,082,040	$71,656,678

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Year Ended December 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$1.40	$2.31	$2.23	$1.97	$1.88

Income (loss) from investment operations:
Net investment income[1]	.01	.03	.03	.02	.02
Net realized and unrealized gain (loss)	.38	(.91)	.08	.27	.10

Total from investment operations	.39	(.88)	.11	.29	.12

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.03)	(.03)	(.03)	(.03)	(.03)

Net asset value, end of period	$1.76	$1.40	$2.31	$2.23	$1.97

Total Return, at Net Asset Value[2]	29.19%	(38.42)%	4.85%	14.67%	6.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$80,082	$71,657	$136,127	$153,481	$159,867

Average net assets (in thousands)	$72,186	$105,308	$148,472	$154,927	$165,300

Ratios to average net assets:[3]
Net investment income	1.33%	1.34%	1.23%	1.16%	1.24%
Total expenses	0.81%[4]	0.71%[4]	0.69%[4]	0.68%[4]	0.68%
Expenses after payments, waivers, and/or reimbursements and reduction to custodian expenses	0.79%	0.71%	0.69%	0.68%	0.68%

Portfolio turnover rate	118%	115%	101%	88%	81%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2009	0.81%
Year Ended December 31, 2008	0.71%
Year Ended December 31, 2007	0.69%
Year Ended December 31, 2006	0.68%
See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Growth Portfolio (the "Portfolio") is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek high total return. The Portfolio's investment adviser is OppenheimerFunds, Inc. (the "Manager"). Shares of the Portfolio are sold only to separate accounts of life insurance companies. A majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the Manager.
     The following is a summary of significant accounting policies consistently followed by the Portfolio.
Securities Valuation. The Portfolio calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Portfolio's investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Directors or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Portfolio's assets are valued. Securities whose principal exchange is NASDAQ are valued based on the official closing prices reported by NASDAQ prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.
     "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Portfolio's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.

Foreign Currency Translation. The Portfolio's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Portfolio's Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Portfolio is permitted to invest daily available cash balances in an affiliated money market fund. The Portfolio may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Portfolio's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Portfolio is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Portfolio expenses in an amount equal to the indirect management fees incurred through the Portfolio's investment in IMMF.
Investment in OFI Liquid Assets Fund, LLC. The Portfolio is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Portfolio's Securities Lending Procedures, the Portfolio may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC ("LAF") is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Portfolio's investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Portfolio is subject to its proportional share of LAF's expenses, including its management fee of 0.08%.
Federal Taxes. The Portfolio intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Portfolio files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Portfolio's tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Portfolio must satisfy under the income tax regulations, losses the Portfolio may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Net Unrealized
Appreciation
Based on Cost of
Undistributed	Undistributed	Accumulated	Securities and Other
Net Investment	Long-Term	Loss	Investments for Federal
Income	Gain	Carryforward[1,2,3,4,5]	Income Tax Purposes

$901,248	$-	$73,826,912	$9,543,974

1.	As of December 31, 2009, the Portfolio had $73,552,878 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2009, details of the capital loss carryforwards were as follows:

Expiring

2010	$28,419,014
2011	6,902,886
2016	12,141,910
2017	26,089,068

Total	$73,552,878

2.	As of December 31, 2009, the Portfolio had $274,034 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended December 31, 2009, the Portfolio did not utilize any capital loss carryforward.

4.	During the fiscal year ended December 31, 2008, the Portfolio did not utilize any capital loss carryforward.

5.	During the fiscal year ended December 31, 2009, $10,833,187 of unused capital loss carryforward expired.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio.
Accordingly, the following amounts have been reclassified for December 31, 2009. Net assets of the Portfolio were unaffected by the reclassifications.

Reduction to
	Reduction to	Accumulated Net
Reduction to	Accumulated Net	Realized Loss
Paid-in Capital	Investment Income	on Investments

$10,833,187	$3,044	$10,836,231
The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

Distributions paid from:
Ordinary income	$1,417,389	$1,823,771
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$69,906,689

Gross unrealized appreciation	$10,435,831
Gross unrealized depreciation	(891,857)

Net unrealized appreciation	$9,543,974

Directors' Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Portfolio or in other Oppenheimer funds selected by the Director. The Portfolio purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Portfolio, and will not materially affect the Portfolio's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Portfolio pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Portfolio, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Portfolio's organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Portfolio. In the normal course of business, the Portfolio may also enter into contracts that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Portfolio. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Capital Stock
The Portfolio has authorized 510 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount

Sold	925,488	$1,404,527	945,634	$1,633,631
Dividends and/or distributions reinvested	1,362,874	1,417,389	921,097	1,823,771
Redeemed	(8,033,635)	(11,603,939)	(9,572,825)	(17,584,704)

Net decrease	(5,745,273)	$(8,782,023)	(7,706,094)	$(14,127,302)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF and LAF, for the year ended December 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$83,678,582	$93,176,545
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Portfolio pays the Manager a management fee based on the daily net assets of the Portfolio at an annual rate as shown in the following table:

Fee Schedule

Up to $300 million	0.625%
Next $100 million	0.500
Over $400 million	0.450
Accounting Service Fees. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
Transfer Agent Fees. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. For the year ended December 31, 2009, the Portfolio paid $48,242 to OFS for services to the Portfolio.
Waivers and Reimbursements of Expenses. Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Portfolio's total annual operating expenses so that those expenses, as a percentage of daily net assets will not exceed the annual rate of 0.80%. During the year ended December 31, 2009, the Manager waived fees and/or reimbursed the Portfolio $17,984. This voluntary undertaking may be amended or withdrawn at any time.
     Prior to May 1, 2009, OFS had voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Portfolio.
     The Manager will waive fees and/or reimburse Portfolio expenses in an amount equal to the indirect management fees incurred through the Portfolio's investment in IMMF. During the year ended December 31, 2009, the Manager waived $722 for IMMF management fees.
5. Foreign Currency Exchange Contracts
The Portfolio may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Foreign currency exchange contracts, if any, are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Portfolio has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     Additional associated risk to the Portfolio includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Portfolio's loss will consist of the net amount of contractual payments that the Portfolio has not yet received.
     As of December 31, 2009, the Portfolio held no outstanding forward contracts.
6. Securities Lending
The Portfolio lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Portfolio continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.
     As of December 31, 2009, the Portfolio had no securities on loan.
7. Subsequent Events Evaluation
The Portfolio has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 16, 2010, the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
8. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds ("Defendant Funds") advised by the Manager and distributed by the Distributor (but not against the Portfolio). The lawsuits naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.
     In 2009, lawsuits were filed in state court against the Manager and its subsidiary (but not against the Portfolio), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

NOTES TO FINANCIAL STATEMENTS Continued
8. Pending Litigation Continued
     Other lawsuits have been filed since 2008 in various state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff ") and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds' Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Portfolio, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of Panorama Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Total Return Portfolio (one of the portfolios constituting the Panorama Series Fund, Inc.), including the statement of investments, as of December 31, 2009, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of Total Return Portfolio for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those statements and financial highlights.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Total Return Portfolio as of December 31, 2009, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

KPMG llp

Denver, Colorado
February 16, 2010

STATEMENT OF INVESTMENTS December 31, 2009

	Shares	Value

Common Stocks-64.7%
Consumer Discretionary-6.2%
Auto Components-0.5%
Goodyear Tire & Rubber Co. (The)[1]	17,100	$241,110
Johnson Controls, Inc.	10,000	272,400

		513,510

Automobiles-0.2%
Ford Motor Co.[1]	19,600	196,000
Hotels, Restaurants & Leisure-1.5%
McDonald's Corp.	8,000	499,520
Yum! Brands, Inc.	33,200	1,161,004

		1,660,524

Media-2.3%
Comcast Corp., Cl. A	102,400	1,726,464
News Corp., Inc., Cl. A	17,700	242,313
Time Warner, Inc.	15,600	454,584
Walt Disney Co. (The)	6,900	222,525

		2,645,886

Multiline Retail-0.8%
J.C. Penney Co., Inc. (Holding Co.)	31,900	848,859
Specialty Retail-0.9%
Gap, Inc. (The)	13,800	289,110
Home Depot, Inc. (The)	200	5,786
TJX Cos., Inc. (The)	21,100	771,205

		1,066,101

Consumer Staples-8.0%
Beverages-0.7%
Coca-Cola Co. (The)	5,500	313,500
Coca-Cola Enterprises, Inc.	23,900	506,680

		820,180

Food & Staples Retailing-2.0%
Wal-Mart Stores, Inc.	42,900	2,293,005
Food Products-3.5%
Archer-Daniels-Midland Co.	46,500	1,455,915
ConAgra Foods, Inc.	42,800	986,540
Dean Foods Co.[1]	13,500	243,540
Kraft Foods, Inc., Cl. A	13,000	353,340
Tyson Foods, Inc., Cl. A	72,200	885,894

		3,925,229

Household Products-1.5%
Clorox Co. (The)	26,900	1,640,900
Tobacco-0.3%
Philip Morris International, Inc.	5,600	269,864

Energy-4.3%
Oil, Gas & Consumable Fuels-4.3%
Chevron Corp.	16,000	1,231,840
ConocoPhillips	8,900	454,523
Exxon Mobil Corp.	8,200	559,158
Marathon Oil Corp.	19,300	602,546
Valero Energy Corp.	10,600	177,550
Williams Cos., Inc. (The)	86,200	1,817,096

		4,842,713

Financials-15.3%
Capital Markets-2.4%
Goldman Sachs Group, Inc. (The)	8,700	1,468,908
Northern Trust Corp.	15,700	822,680
State Street Corp.	8,800	383,152

		2,674,740

Commercial Banks-0.6%
Wells Fargo & Co.	23,100	623,469
Consumer Finance-1.9%
American Express Co.	52,600	2,131,352
Diversified Financial Services-3.9%
Bank of America Corp.	88,100	1,326,786
Citigroup, Inc.	114,200	378,002
JPMorgan Chase & Co.	64,900	2,704,383

		4,409,171

Insurance-5.4%
AFLAC, Inc.	7,500	346,875
Chubb Corp.	23,000	1,131,140
Lincoln National Corp.	11,200	278,656
MetLife, Inc.	41,600	1,470,560
Principal Financial Group, Inc. (The)	42,600	1,024,104
Prudential Financial, Inc.	28,800	1,433,088
UnumProvident Corp.	12,100	236,192
XL Capital Ltd., Cl. A	8,100	148,473

		6,069,088

Thrifts & Mortgage Finance-1.1%
Hudson City Bancorp, Inc.	94,400	1,296,112
Health Care-5.7%
Health Care Providers & Services-4.1%
AmerisourceBergen Corp.	51,600	1,345,212
Humana, Inc.[1]	23,400	1,027,026
McKesson Corp.	17,500	1,093,750
Medco Health Solutions, Inc.[1]	4,500	287,595
UnitedHealth Group, Inc.	26,300	801,624

		4,555,207

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Pharmaceuticals-1.6%
Johnson & Johnson	8,600	$553,926
Merck & Co., Inc.	25,900	946,386
Pfizer, Inc.	18,088	329,021

		1,829,333

Industrials-8.3%
Aerospace & Defense-3.4%
ITT Corp.	15,800	785,892
Lockheed Martin Corp.	2,900	218,515
Northrop Grumman Corp.	33,200	1,854,220
Raytheon Co.	18,900	973,728

		3,832,355

Air Freight & Logistics-1.0%
FedEx Corp.	13,000	1,084,850
Building Products-0.4%
Masco Corp.	34,400	475,064
Commercial Services & Supplies-0.2%
R.R. Donnelley & Sons Co.	12,000	267,240
Construction & Engineering-0.9%
Fluor Corp.	21,800	981,872
Electrical Equipment-0.2%
Emerson Electric Co.	6,600	281,160
Industrial Conglomerates-0.5%
General Electric Co.	37,900	573,427
Machinery-0.4%
Eaton Corp.	7,300	464,426
Road & Rail-1.3%
Union Pacific Corp.	22,100	1,412,190
Information Technology-8.9%
Communications Equipment-1.0%
Cisco Systems, Inc.[1]	8,700	208,278
Motorola, Inc.[1]	120,600	935,856

		1,144,134

Computers & Peripherals-6.4%
Apple, Inc.[1]	8,100	1,707,966
Dell, Inc.[1]	25,500	366,180
Hewlett-Packard Co.	37,500	1,931,625
International Business Machines Corp.	14,500	1,898,050
SanDisk Corp.[1]	44,000	1,275,560

		7,179,381

Internet Software & Services-0.0%
AOL, Inc.[1]	754	17,553
Semiconductors & Semiconductor Equipment-1.0%
Intel Corp.	30,400	620,160
Xilinx, Inc.	19,900	498,694

		1,118,854

Software-0.5%
Microsoft Corp.	17,600	536,624
Materials-2.5%
Chemicals-0.4%
Ecolab, Inc.	6,700	298,686
Sigma-Aldrich Corp.	4,200	212,226

		510,912

Metals & Mining-1.3%
Newmont Mining Corp.	15,600	738,036
Nucor Corp.	14,600	681,090

		1,419,126

Paper & Forest Products-0.8%
MeadWestvaco Corp.	32,600	933,338
Telecommunication Services-3.0%
Diversified Telecommunication Services-2.6%
AT&T, Inc.	96,100	2,693,683
Qwest Communications
International, Inc.	55,600	234,076

		2,927,759

Wireless Telecommunication Services-0.4%
Sprint Nextel Corp.[1]	106,200	388,692
Utilities-2.5%
Electric Utilities-0.8%
Entergy Corp.	6,100	499,224
FPL Group, Inc.	7,400	390,868

		890,092

Energy Traders-0.1%
AES Corp. (The)[1]	9,600	127,776
Multi-Utilities-1.6%
Integrys Energy Group, Inc.	6,200	260,338
NiSource, Inc.	94,400	1,451,872
Wisconsin Energy Corp.	2,700	134,541

		1,846,751

Total Common Stocks (Cost $67,901,881)		72,724,819

	Principal
	Amount

Asset-Backed Securities-3.9%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 0.711%, 5/25/34[2]	$363,337	269,220
Bank of America Auto Trust, Automobile Asset-Backed Certificates, Series 2009-2A, Cl. A4, 3.03%, 10/15/16[3]	450,000	456,595
Bank of America Credit Card Trust, Credit Card Asset-Backed Certificates, Series 2006-A16, Cl. A16, 4.72%, 5/15/13	135,000	139,185

	Principal
	Amount	Value

Asset-Backed Securities Continued
Chase Issuance Trust, Credit Card Asset-Backed Certificates, Series 2007-A15, Cl. A, 4.96%, 9/17/12	$380,000	$391,535
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	70,000	68,875
CNH Equipment Trust, Asset-Backed Certificates, Series 2009-B, Cl. A3, 2.97%, 3/15/13	200,000	202,998
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 0.971%, 2/25/33[2]	8,112	6,430
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36[2]	358,574	293,775
Series 2005-17, Cl. 1AF2, 5.362%, 5/1/36[2]	84,080	69,329
DT Auto Owner Trust, Automobile Receivables Nts., Series 2009-1, Cl. A1, 2.98%, 10/15/15	110,000	109,640
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through Certificates, Series 2006-FF10, Cl. A3, 0.321%, 7/25/36[2]	190,555	181,908
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through Certificates, Series 2006-FF9, Cl. 2A2, 0.341%, 7/7/36[2,4]	80,647	64,839
Ford Credit Auto Owner Trust, Automobile Receivables Nts.:
Series 2009-B, Cl. A2, 2.10%, 11/15/11	100,000	100,637
Series 2009-E, Cl. A2, 0.80%, 3/15/12	225,000	224,755
Harley-Davidson Motorcycle Trust 2009-2, Motorcycle Contract-Backed Nts., Series 2009-2, Cl. A2, 2%, 7/15/12	230,000	231,575
Honda Auto Receivables 2009-3 Owner Trust, Automobile Asset-Backed Nts., Series 2009-3, Cl. A2, 1.50%, 8/15/11[4]	100,000	100,506
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2005-3, Cl. A1, 0.493%, 1/20/35[2]	117,719	101,957
Litigation Settlement Monetized Fee Trust, Asset-Backed Certificates, Series 2001-1A, Cl. A1, 8.33%, 4/25/31[4]	218,060	218,449
MBNA Credit Card Master Note Trust, Credit Card Receivables:
Series 2003-C7, Cl. C7, 1.583%, 3/15/16[2]	690,000	619,401
Series 2005-A6, Cl. A6, 4.50%, 1/15/13	375,000	382,655
Option One Mortgage Loan Trust 2006-2, Asset-Backed Certificates, Series 2006-2, Cl. 2A2, 0.331%, 7/1/36[2]	171,734	120,367
Structured Asset Investment Loan Trust, Mtg. Pass-Through Certificates, Series 2006-BNC3, Cl. A2, 0.271%, 9/25/36[2]	16,684	16,553

Total Asset-Backed Securities (Cost $4,724,771)		4,371,184

Mortgage-Backed Obligations-27.9%
Government Agency-24.4%
FHLMC/FNMA/FHLB/Sponsored-22.7%
Federal Home Loan Bank, Mtg.-Backed Obligations, Series 5G-2012, Cl. 1, 4.97%, 2/24/12	148,369	154,414
Federal Home Loan Mortgage Corp.:
4.50%, 10/15/18	320,627	333,989
5%, 12/15/34	22,289	22,952
5.50%, 9/1/39	440,790	462,256
6.50%, 4/15/18-4/1/34	180,238	194,347
7%, 10/1/31	120,228	132,402
8%, 4/1/16	72,015	78,624
9%, 8/1/22-5/1/25	22,298	24,836
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2006-11, Cl. PS, 23.719%, 3/25/36[2]	122,715	164,183
Series 2461, Cl. PZ, 6.50%, 6/15/32	304,335	330,476
Series 2500, Cl. FD, 0.733%, 3/15/32[2]	36,813	36,572
Series 2526, Cl. FE, 0.633%, 6/15/29[2]	51,295	50,571
Series 2551, Cl. FD, 0.633%, 1/15/33[2]	37,542	37,317
Series 2638, Cl. KG, 4%, 11/1/27	440,000	452,906
Series 2648, Cl. JE, 3%, 2/1/30	312,961	312,563
Series 2663, Cl. BA, 4%, 8/1/16	250,888	257,728
Series 2676, Cl. KB, 5%, 2/1/20	134,119	138,098
Series 2686, Cl. CD, 4.50%, 2/1/17	202,548	208,631
Series 2907, Cl. GC, 5%, 6/1/27	83,384	86,755
Series 2929, Cl. PC, 5%, 1/1/28	75,000	78,168
Series 2952, Cl. GJ, 4.50%, 12/1/28	67,128	69,005
Series 3019, Cl. MD, 4.75%, 1/1/31	158,700	165,047
Series 3025, Cl. SJ, 23.895%, 8/15/35[2]	23,278	29,265
Series 3094, Cl. HS, 23.529%, 6/15/34[2]	71,594	92,742
Series 3157, Cl. MC, 5.50%, 2/1/26	295,066	301,638
Series 3279, Cl. PH, 6%, 2/1/27	365,000	376,994
Series 3291, Cl. NA, 5.50%, 10/1/27	185,824	192,714
Series 3306, Cl. PA, 5.50%, 10/1/27	132,455	137,066
Series R001, Cl. AE, 4.375%, 4/1/15	88,543	90,853
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 176, Cl. IO, 14.561%, 6/1/26[5]	78,575	17,578
Series 183, Cl. IO, 10.856%, 4/1/27[5]	121,482	27,149
Series 184, Cl. IO, 18.522%, 12/1/26[5]	133,254	29,579
Series 192, Cl. IO, 8.551%, 2/1/28[5]	33,089	7,801
Series 2130, Cl. SC, 52.25%, 3/15/29[5]	94,437	13,988
Series 224, Cl. IO, 0%, 3/1/33[5,6]	165,009	36,625
Series 243, Cl. 6, 0%, 12/15/32[5,6]	101,314	20,800
Series 2527, Cl. SG, 26.606%, 2/15/32[5]	19,900	1,179
Series 2531, Cl. ST, 38.254%, 2/15/30[5]	25,086	1,634
Series 2796, Cl. SD, 66.772%, 7/15/26[5]	137,640	17,513
Series 2802, Cl. AS, 99.999%, 4/15/33[5]	135,072	11,995
Series 2920, Cl. S, 78.194%, 1/15/35[5]	597,046	69,509
Series 3000, Cl. SE, 99.999%, 7/15/25[5]	622,802	58,125
Series 3045, Cl. DI, 40.657%, 10/15/35[5]	1,087,237	129,075
Series 3110, Cl. SL, 99.999%, 2/15/26[5]	90,499	8,048
Series 3399, Cl. SC, 19.734%, 12/15/37[5]	903,228	99,084

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.485%, 6/1/26[7]	$32,170	$26,292
Federal National Mortgage Assn.:
4.50%, 1/1/25-1/1/40[8]	1,367,000	1,372,655
5%, 1/1/25-1/1/40[8]	3,420,000	3,512,800
5.50%, 1/1/25-1/1/40[8]	3,529,000	3,697,225
6%, 11/25/17-3/1/37	881,148	938,315
6%, 1/1/25-1/1/40[8]	3,077,000	3,268,503
6.50%, 5/25/17-10/25/19	443,652	481,458
6.50%, 1/1/40[8]	694,000	743,339
7%, 10/25/35	43,868	48,151
8.50%, 7/1/32	7,012	7,851
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1992-15, Cl. KZ, 7%, 2/25/22[4]	5,554	5,554
Trust 1998-61, Cl. PL, 6%, 11/25/28	92,828	99,761
Trust 2002-56, Cl. KW, 6%, 4/25/23	159,467	161,684
Trust 2003-130, Cl. CS, 13.638%, 12/25/33[2]	64,099	65,583
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	662,000	692,228
Trust 2004-101, Cl. BG, 5%, 1/25/20	452,000	479,734
Trust 2004-81, Cl. KC, 4.50%, 4/1/17	77,044	79,283
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25[9]	270,000	281,245
Trust 2005-12, Cl. JC, 5%, 6/1/28	209,582	218,526
Trust 2005-22, Cl. EC, 5%, 10/1/28	115,000	120,083
Trust 2005-30, Cl. CU, 5%, 4/1/29	84,172	88,014
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	250,000	256,112
Trust 2005-57, Cl. PA, 5.50%, 5/1/27	208,079	210,476
Trust 2006-24, Cl. DB, 5.50%, 4/25/26	970,000	1,009,043
Trust 2006-46, Cl. SW, 23.351%, 6/25/36[2]	95,301	126,199
Trust 2006-50, Cl. KS, 23.352%, 6/25/36[2]	91,409	119,483
Trust 2006-57, Cl. PA, 5.50%, 8/25/27	271,990	280,064
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-65, Cl. S, 45.098%, 11/25/31[5]	276,964	43,495
Trust 2001-81, Cl. S, 37.096%, 1/25/32[5]	67,633	10,483
Trust 2002-47, Cl. NS, 34.189%, 4/25/32[5]	161,389	22,256
Trust 2002-51, Cl. S, 34.498%, 8/25/32[5]	148,194	20,211
Trust 2002-52, Cl. SD, 41.124%, 9/25/32[5]	179,657	24,455
Trust 2002-77, Cl. SH, 44.553%, 12/18/32[5]	86,507	13,431
Trust 2002-84, Cl. SA, 46.464%, 12/25/32[5]	248,118	32,370
Trust 2003-33, Cl. SP, 56.422%, 5/25/33[5]	281,036	39,676
Trust 2003-4, Cl. S, 44.351%, 2/25/33[5]	166,802	23,803
Trust 2003-89, Cl. XS, 70.432%, 11/25/32[5]	49,361	6,129
Trust 2004-54, Cl. DS, 51.502%, 11/25/30[5]	141,575	15,977
Trust 2005-40, Cl. SA, 74.229%, 5/25/35[5]	334,557	39,238
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued Trust 2005-6, Cl. SE, 86.18%, 2/25/35[5]	448,197	49,641
Trust 2005-71, Cl. SA, 72.414%, 8/25/25[5]	404,878	48,098
Trust 2005-87, Cl. SE, 89.019%, 10/25/35[5]	990,121	112,444
Trust 2005-87, Cl. SG, 98.269%, 10/25/35[5]	828,423	111,951
Trust 2007-88, Cl. XI, 25.543%, 6/25/37[5]	1,173,553	132,247
Trust 222, Cl. 2, 16.309%, 6/1/23[5]	256,008	50,097
Trust 240, Cl. 2, 21.887%, 9/1/23[5]	315,773	70,506
Trust 252, Cl. 2, 23.323%, 11/1/23[5]	212,280	50,380
Trust 273, Cl. 2, 15.757%, 8/1/26[5]	59,027	13,377
Trust 319, Cl. 2, 4.679%, 2/1/32[5]	59,402	13,629
Trust 320, Cl. 2, 7.987%, 4/1/32[5]	47,553	12,444
Trust 321, Cl. 2, 0%, 4/1/32[5,6]	612,047	150,149
Trust 331, Cl. 9, 9.073%, 2/1/33[5]	170,664	36,757
Trust 334, Cl. 17, 16.086%, 2/1/33[5]	110,859	21,406
Trust 338, Cl. 2, 0%, 7/1/33[5,6]	153,573	32,796
Trust 339, Cl. 12, 0%, 7/1/33[5,6]	168,868	31,759
Trust 339, Cl. 7, 0%, 7/1/33[5,6]	497,102	80,977
Trust 343, Cl. 13, 8.30%, 9/1/33[5]	147,626	24,753
Trust 345, Cl. 9, 2.738%, 1/1/34[5]	252,916	45,421
Trust 351, Cl. 10, 1.924%, 4/1/34[5]	22,183	4,280
Trust 351, Cl. 8, 2.248%, 4/1/34[5]	75,140	14,485
Trust 356, Cl. 10, 0.169%, 6/1/35[5]	64,803	12,242
Trust 356, Cl. 12, 0%, 2/1/35[5,6]	39,094	7,326
Trust 362, Cl. 12, 0%, 8/1/35[5,6]	320,066	61,282
Trust 362, Cl. 13, 0%, 8/1/35[5,6]	175,931	33,712
Trust 364, Cl. 16, 0%, 9/1/35[5,6]	172,173	29,023
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 5.256%, 9/25/23[7]	85,563	66,806

		25,561,967

GNMA/Guaranteed-1.7%
Government National Mortgage Assn.:
4.50%, 1/1/40[8]	1,425,000	1,426,337
7%, 1/30/24	85,361	94,708
7.50%, 1/30/23-6/30/24	100,723	113,427
8%, 5/30/17	32,405	36,077
8.50%, 8/1/17-12/15/17	33,574	36,745
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 80.768%, 1/16/27[5]	152,054	21,652
Series 2002-15, Cl. SM, 70.84%, 2/16/32[5]	176,216	21,891
Series 2002-76, Cl. SY, 77.048%, 12/16/26[5]	391,967	61,311
Series 2004-11, Cl. SM, 58.689%, 1/17/30[5]	127,583	21,061
Series 2006-47, Cl. SA, 56.994%, 8/16/36[5]	366,387	40,787

		1,873,996

	Principal
	Amount	Value

Non-Agency-3.5%
Commercial-2.2%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2006-1, Cl. AM, 5.421%, 9/1/45	$770,000	$609,488
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18, Commercial Mtg. Pass-Through Certificates, Series PW18, Cl. A2, 5.613%, 6/1/50	350,000	355,365
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.092%, 12/1/49[2]	235,000	178,104
Deutsche Alt-A Securities, Inc., Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	154,256	84,984
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	131,065	121,980
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	132,283	94,016
First Horizon Mortgage Pass-Through Trust 2007-AR3, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. 1A1, 6.104%, 11/1/37[2]	98,961	69,937
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations:
Series 2004-C3, Cl. A2, 4.433%, 7/10/39	135,492	135,761
Series 2005-C4, Cl. AM, 5.334%, 11/1/45[2]	210,000	171,810
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2001-LIBA, Cl. B, 6.733%, 2/10/16[3]	180,000	190,666
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2005-LDP4, Cl. AM, 4.999%, 10/1/42	190,000	160,529
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	95,000	91,934
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	266,029	228,837

		2,493,411

Manufactured Housing-0.5%
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A5, 5.01%, 3/25/36[2]	613,965	495,120

Multifamily-0.4%
Wells Fargo Mortgage-Backed Securities 2004-AA Trust, Mtg. Pass-Through Certificates, Series 2004-AA, Cl. 2A, 4.979%, 12/25/34[2]	123,093	119,138
Wells Fargo Mortgage-Backed Securities 2004-S Trust, Mtg. Pass-Through Certificates, Series 2004-S, Cl. A1, 3.105%, 9/25/34[2]	106,672	98,740
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 5.096%, 3/25/36[2]	310,314	251,610

		469,488

Residential-0.4%
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. A4, 6.092%, 12/1/49[2]	160,000	144,068
Countrywide Alternative Loan Trust 2005-29CB, Mtg. Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%, 7/1/35	147,537	111,871
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	93,776	93,059
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 3.003%, 9/1/34[2]	153,306	145,405

		494,403

Total Mortgage-Backed Obligations (Cost $30,955,328)		31,388,385

U.S. Government Obligations-0.7%
Federal Home Loan Mortgage Corp. Nts., 2.50%, 4/23/14	430,000	430,184
Federal National Mortgage Assn. Nts., 3%, 9/16/14	345,000	349,755

Total U.S. Government Obligations (Cost $776,264)		779,939

Non-Convertible Corporate Bonds and Notes-12.4%
Consumer Discretionary-1.5%
Automobiles-0.3%
Daimler Finance North America LLC, 6.50% Sr. Unsec. Unsub. Nts., 11/15/13	100,000	109,718
Ford Motor Credit Co. LLC, 9.75% Sr. Unsec. Nts., 9/15/10	200,000	206,404

		316,122

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Hotels, Restaurants & Leisure-0.1%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[3]	$107,000	$107,769
Household Durables-0.1%
Fortune Brands, Inc., 3% Sr. Unsec. Unsub. Bonds, 6/1/12	113,000	112,060
Leisure Equipment & Products-0.1%
Mattel, Inc., 6.125% Sr. Unsec. Nts., 6/15/11	100,000	105,471
Media-0.7%
CBS Corp., 8.875% Sr. Unsec. Nts., 5/15/19	98,000	117,434
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	65,000	83,769
DirecTV Holdings LLC/DirecTV Financing Co., Inc.:
5.875% Sr. Unsec. Unsub. Nts., 10/1/19[3]	88,000	89,669
7.625% Sr. Unsec. Unsub. Nts., 5/15/16[4]	81,000	88,606
DISH DBS Corp., 7.875% Sr. Unsec. Nts., 9/1/19	90,000	94,838
Grupo Televisa SA, 6.625% Sr. Unsec. Bonds, 1/15/40[3]	90,000	89,453
Time Warner Cos., Inc., 9.125% Debs., 1/15/13	72,000	83,600
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	55,000	65,935
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30	65,000	70,289

		783,593

Specialty Retail-0.2%
Home Depot, Inc. (The), 5.875% Sr. Unsec. Unsub. Nts., 12/16/36	93,000	90,066
Staples, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/1/11	149,000	160,165

		250,231

Consumer Staples-0.8%
Beverages-0.3%
Anheuser-Busch InBev Worldwide, Inc., 7.75% Sr. Unsec. Unsub. Nts., 1/15/19[3]	166,000	194,677
Constellation Brands, Inc., 8.375% Sr. Nts., 12/15/14[4]	100,000	107,000

		301,677

Food & Staples Retailing-0.1%
Delhaize America, Inc., 9% Unsub. Debs., 4/15/31	55,000	70,606
Food Products-0.2%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	45,000	46,046
8.50% Sr. Unsec. Nts., 6/15/19	50,000	57,090
Heinz (H.J.) Finance Co., 7.125% Sr. Unsec. Nts., 8/1/39[3]	80,000	90,742
Sara Lee Corp., 6.25% Sr. Unsec. Unsub. Nts., 9/15/11	95,000	101,396

		295,274

Tobacco-0.2%
Altria Group, Inc., 9.70% Sr. Unsec. Nts., 11/10/18	181,000	224,096
Energy-1.7%
Energy Equipment & Services-0.2%
Pride International, Inc., 8.50% Sr. Nts., 6/15/19	120,000	139,200
Weatherford International Ltd., 6.50% Sr. Unsec. Bonds, 8/1/36	75,000	71,847
Weatherford International, Inc., 6.625% Sr. Unsec. Unsub. Nts., Series B, 11/15/11	19,000	20,340

		231,387

Oil, Gas & Consumable Fuels-1.5%
Anadarko Petroleum Corp., 6.45% Sr. Unsec. Nts., 9/15/36	89,000	93,250
Chesapeake Energy Corp., 6.875% Sr. Unsec. Nts., 1/15/16	95,000	95,475
DCP Midstream LLC, 6.75% Sr. Unsec. Nts., 9/15/37[3]	17,000	16,859
Duke Energy Field Services LLC, 7.875% Unsec. Nts., 8/16/10	95,000	98,779
El Paso Corp., 8.25% Sr. Unsec. Nts., 2/15/16	110,000	117,975
Energy Transfer Partners LP, 7.50% Sr. Unsec. Unsub. Bonds, 7/1/38	42,000	46,161
Enterprise Products Operating LLP, 7.50% Sr. Unsec. Unsub. Nts., 2/1/11	110,000	116,583
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	195,000	201,942
Kerr-McGee Corp., 6.875% Sr. Unsec. Unsub. Nts., 9/15/11	74,000	79,592
Kinder Morgan Energy Partners LP, 9% Sr. Unsec. Nts., 2/1/19	90,000	110,925
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	105,000	106,131
Peabody Energy Corp., 6.875% Sr. Unsec. Nts., Series B, 3/15/13	100,000	101,625
Pipeline Funding Co. LLC, 7.50% Sr. Sec. Nts., 1/15/30[3]	75,000	71,096
Plains All American Pipeline LP, 6.50% Sr. Unsec. Unsub. Nts., 5/1/18	120,000	128,534
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[3]	60,000	63,159

	Principal
	Amount	Value

Oil, Gas & Consumable Fuels Continued
Williams Cos., Inc. (The), 8.75% Unsec. Nts., 3/15/32	$80,000	$95,991
Woodside Finance Ltd., 4.50% Nts., 11/10/14[3]	90,000	90,901

		1,634,978

Financials-3.6%
Capital Markets-0.7%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[3]	170,000	166,682
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	182,000	170,906
Morgan Stanley:
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17	100,000	100,592
7.30% Sr. Unsec. Nts., 5/13/19	265,000	298,090

		736,270

Commercial Banks-0.8%
Barclays Bank plc, 6.278% Perpetual Bonds[4,10]	240,000	178,800
City National Capital Trust I, 9.625% Jr. Sub. Bonds, 2/1/40	112,000	119,261
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[2]	170,000	141,100
PNC Funding Corp., 5.25% Gtd. Unsec. Sub. Nts., 11/15/15	120,000	123,559
Wachovia Corp., 5.625% Sub. Nts., 10/15/16	50,000	51,196
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K10	330,000	332,475

		946,391

Consumer Finance-0.2%
Capital One Capital IV, 8.875% Jr. Sub. Nts., 5/15/40	185,000	198,413
Diversified Financial Services-1.0%
Citigroup, Inc., 8.125% Sr. Unsec. Nts., 7/15/39	270,000	305,654
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[10]	410,000	424,282
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	395,000	435,317

		1,165,253

Insurance-0.7%
AXA SA, 6.379% Sub. Perpetual Bonds[3,10]	150,000	121,500
Hartford Financial Services Group, Inc. (The):
5.375% Sr. Unsec. Nts., 3/15/17	100,000	95,466
6% Sr. Unsec. Nts., 1/15/19	120,000	117,054
Lincoln National Corp.:
7% Jr. Sub. Bonds, 5/17/66[2]	140,000	117,600
8.75% Sr. Unsec. Nts., 7/1/19	62,000	70,959
Marsh & McLennan Cos., Inc., 5.15% Sr. Unsec. Nts., 9/15/10	102,000	104,584
Principal Life Global Funding I, 4.40% Sr. Sec. Nts., 10/1/10[3]	101,000	103,070
Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23[3]	105,000	112,633

		842,866

Real Estate Investment Trusts-0.2%
Simon Property Group LP, 5.375% Sr. Unsec. Unsub. Nts., 6/1/11	102,000	105,919
WEA Finance LLC/WT Finance Aust Pty Ltd., 5.75% Nts., 9/2/15[3]	110,000	116,128

		222,047

Health Care-0.5%
Health Care Equipment & Supplies-0.2%
Boston Scientific Corp., 6% Sr. Unsec. Unsub. Nts., 1/15/20	174,000	178,123
Health Care Providers & Services-0.1%
WellPoint, Inc., 5% Sr. Unsec. Unsub. Nts., 1/15/11	95,000	98,251
Life Sciences Tools & Services-0.1%
Fisher Scientific International, Inc., 6.125% Sr. Unsec. Sub. Nts., 7/1/15	161,000	166,051
Pharmaceuticals-0.1%
Watson Pharmaceuticals, Inc., 6.125% Sr. Unsec. Nts., 8/15/19	105,000	108,535
Industrials-1.1%
Aerospace & Defense-0.4%
BAE Systems Holdings, Inc., 6.375% Nts., 6/1/19[3]	100,000	107,759
L-3 Communications Corp., 5.875% Sr. Sub. Nts., 1/15/15	110,000	110,413
Meccanica Holdings USA, Inc.:
6.25% Sr. Unsec. Unsub. Nts., 7/15/19[3]	55,000	58,791
6.25% Sr. Nts., 1/15/40[3]	40,000	40,183
7.375% Sr. Unsec. Unsub. Nts., 7/15/39[3]	93,000	104,744

		421,890

Commercial Services & Supplies-0.1%
Browning-Ferris Industries, Inc., 7.40% Sr. Unsec. Debs., 9/15/35	85,000	94,071
Republic Services, Inc., 6.75% Sr. Unsec. Unsub. Nts., 8/15/11	70,000	73,871

		167,942

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Electrical Equipment-0.1%
Roper Industries, Inc., 6.25% Sr. Nts., 9/1/19	$109,000	$113,682
Industrial Conglomerates-0.2%
General Electric Capital Corp., 5.875% Unsec. Unsub. Nts., 1/14/38	75,000	69,670
Tyco International Ltd./Tyco International Finance SA, 6.875% Sr. Unsec. Unsub. Nts., 1/15/21	190,000	213,591

		283,261

Machinery-0.1%
SPX Corp., 7.625% Sr. Unsec. Nts., 12/15/14	115,000	119,025
Road & Rail-0.2%
CSX Corp., 7.375% Sr. Unsec. Nts., 2/1/19	155,000	177,374
Information Technology-0.3%
Electronic Equipment & Instruments-0.2%
Agilent Technologies, Inc., 5.50% Sr. Unsec. Unsub. Nts., 9/14/15	174,000	182,610
Software-0.1%
CA, Inc., 5.375% Sr. Unsec. Unsub. Nts., 12/1/19	130,000	130,979
Materials-0.9%
Chemicals-0.3%
Airgas, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/14	55,000	55,892
Terra Capital, Inc., 7.75% Sr. Nts., 11/1/19[3]	140,000	150,500
Yara International ASA, 7.875% Nts., 6/11/19[3]	92,000	105,222

		311,614

Containers & Packaging-0.1%
Ball Corp., 7.125% Sr. Unsec. Nts., 9/1/16	110,000	113,300
Metals & Mining-0.5%
Freeport-McMoRan Copper & Gold, Inc., 8.25% Sr. Unsec. Nts., 4/1/15	165,000	180,042
Teck Resources Ltd., 9.75% Sr. Sec. Nts., 5/15/14	125,000	144,844
Vale Overseas Ltd., 6.875% Sr. Unsec. Nts., 11/10/39	110,000	111,290
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	60,000	62,176
6% Sr. Unsec. Unsub. Nts., 10/15/15	74,000	79,126
Xstrata Finance Canada Ltd., 6.90% Nts., 11/15/37[3]	53,000	54,215

		631,693

Telecommunication Services-1.2%
Diversified Telecommunication Services-1.1%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	122,000	124,329
British Telecommunications plc, 9.625% Bonds, 12/15/30	66,000	84,313
Citizens Communications Co., 6.25% Sr. Nts., 1/15/13	105,000	105,788
Deutsche Telekom International Finance BV, 8.50% Unsub. Nts., 6/15/10[2]	96,000	99,220
Embarq Corp., 6.738% Sr. Unsec. Nts., 6/1/13	100,000	108,731
Telecom Italia Capital SA, 4.875% Sr. Unsec. Unsub. Nts., 10/1/10	196,000	200,642
Telefonica Europe BV, 7.75% Unsec. Nts., 9/15/10	95,000	99,397
Telus Corp., 8% Nts., 6/1/11	150,000	162,445
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	80,000	83,911
Windstream Corp., 8.625% Sr. Unsec. Unsub. Nts., 8/1/16	120,000	122,700

		1,191,476

Wireless Telecommunication Services-0.1%
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17	83,000	92,338
Rogers Wireless, Inc., 9.625% Sr. Sec. Nts., 5/1/11	41,000	45,002

		137,340

Utilities-0.8%
Electric Utilities-0.1%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12[3]	80,000	87,571
Exelon Corp., 5.625% Sr. Unsec. Bonds, 6/15/35	75,000	68,039

		155,610

Energy Traders-0.3%
Constellation Energy Group, Inc., 7.60% Unsec. Nts., 4/1/32	105,000	114,340
NRG Energy, Inc., 7.375% Sr. Nts., 2/1/16	105,000	105,394
Oncor Electric Delivery Co., 6.375% Sr. Sec. Nts., 1/15/15	136,000	148,514

		368,248

Multi-Utilities-0.4%
CMS Energy Corp., 6.55% Sr. Unsec. Unsub. Nts., 7/17/17	120,000	119,107
NiSource Finance Corp., 7.875% Sr. Unsec. Nts., 11/15/10	100,000	104,858

	Principal
	Amount	Value

Multi-Utilities Continued
Sempra Energy:
6.50% Sr. Unsec. Nts., 6/1/16	$55,000	$59,726
9.80% Sr. Unsec. Nts., 2/15/19	90,000	112,510

		396,201

Total Non-Convertible Corporate Bonds and Notes (Cost $13,264,143)		13,997,709

	Shares

Investment Companies-2.7%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[11,12]	589,937	589,937
Oppenheimer Institutional Money Market Fund, Cl. E, 0.21%[11,13]	2,501,190	2,501,190

Total Investment Companies (Cost $3,091,127)		3,091,127

Total Investments, at Value (Cost $120,713,514)	112.3%	126,353,163
Liabilities in Excess of Other Assets	(12.3)	(13,886,066)

Net Assets	100.0%	$112,467,097

Footnotes to Statement of Investments
1.	Non-income producing security.

2.	Represents the current interest rate for a variable or increasing rate security.

3.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $2,790,584 or 2.48% of the Portfolio's net assets as of December 31, 2009.

4.	Illiquid security. The aggregate value of illiquid securities as of December 31, 2009 was $763,754, which represents 0.68% of the Portfolio's net assets. See Note 6 of accompanying Notes.

5.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,259,090 or 2.01% of the Portfolio's net assets as of December 31, 2009.

6.	The current amortization rate of the security's cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

7.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $93,098 or 0.08% of the Portfolio's net assets as of December 31, 2009.

8.	When-issued security or delayed delivery to be delivered and settled after December 31, 2009. See Note 1 of accompanying Notes.

9.	All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $135,414. See Note 5 of accompanying Notes.

10.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11.	Rate shown is the 7-day yield as of December 31, 2009.

12.	Interest rate is less than 0.0005%.

13.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2009, by virtue of the Portfolio owning at least 5% of the voting securities of the issuer or as a result of the Portfolio and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2008	Additions	Reductions	December 31, 2009

Oppenheimer Institutional Money Market Fund, Cl. E	7,528,935	50,769,694	55,797,439	2,501,190

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$2,501,190	$24,710

STATEMENT OF INVESTMENTS Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Portfolio's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Portfolio's Statement of Assets and Liabilities as of December 31, 2009 based on valuation input level:

			Level 3-
	Level 1-	Level 2-	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$6,930,880	$-	$-	$6,930,880
Consumer Staples	8,949,178	-	-	8,949,178
Energy	4,842,713	-	-	4,842,713
Financials	17,203,932	-	-	17,203,932
Health Care	6,384,540	-	-	6,384,540
Industrials	9,372,584	-	-	9,372,584
Information Technology	9,996,546	-	-	9,996,546
Materials	2,863,376	-	-	2,863,376
Telecommunication Services	3,316,451	-	-	3,316,451
Utilities	2,864,619	-	-	2,864,619
Asset-Backed Securities	-	4,371,184	-	4,371,184
Mortgage-Backed Obligations	-	31,388,385	-	31,388,385
U.S. Government Obligations	-	779,939	-	779,939
Non-Convertible Corporate Bonds and Notes	-	13,997,709	-	13,997,709
Investment Companies	3,091,127	-	-	3,091,127

Total Investments, at Value	75,815,946	50,537,217	-	126,353,163
Other Financial Instruments:
Futures margins	7,336	-	-	7,336

Total Assets	$75,823,282	$50,537,217	$-	$126,360,499

Liabilities Table
Other Financial Instruments:
Depreciated swaps, at value	$-	$(15,488)	$-	$(15,488)
Futures margins	(22,266)	-	-	(22,266)

Total Liabilities	$(22,266)	$(15,488)	$-	$(37,754)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Portfolio's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

Futures Contracts as of December 31, 2009 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Long Bonds	Buy	25	3/22/10	$2,884,375	$(127,806)
U.S. Treasury Nts., 2 yr.	Sell	16	3/31/10	3,460,250	17,025
U.S. Treasury Nts., 5 yr.	Sell	15	3/31/10	1,715,742	29,656
U.S. Treasury Nts., 10 yr.	Buy	25	3/22/10	2,886,328	(81,897)

					$(163,022)

Credit Default Swap Contracts as of December 31, 2009 are as follows:

	Buy/Sell	Notional	Pay/
Reference Entity/	Credit	Amount	Receive	Termination		Unrealized
Swap Counterparty	Protection	(000's)	Fixed Rate	Date	Value	Depreciation

Vale Inco Ltd.:
Morgan Stanley Capital Services, Inc.	Buy	$240	0.70%	3/20/17	$(6,291)	$6,291
Morgan Stanley Capital Services, Inc.	Buy	240	0.63	3/20/17	(5,194)	5,194

	Total	480			(11,485)	11,485

Vale Overseas:
Morgan Stanley Capital Services, Inc.	Sell	240	1.17	3/20/17	(1,465)	1,465
Morgan Stanley Capital Services, Inc.	Sell	240	1.10	3/20/17	(2,538)	2,538

	Total	480			(4,003)	4,003

			Grand Total Buys		(11,485)	11,485
			Grand Total Sells		(4,003)	4,003

			Total Credit Default Swaps		$(15,488)	$15,488

The table that follows shows the undiscounted maximum potential payment by the Portfolio related to selling credit protection in credit default swaps:

Type of Reference	Total Maximum Potential
Asset on which the	Payments for Selling Credit		Reference Asset
Portfolio Sold Protection	Protection (Undiscounted)	Amount Recoverable*	Rating Range**

Investment Grade Single Name
Corporate Debt	$480,000	$-	BBB+

*	The Portfolio has no amounts recoverable from related purchased protection. In addition, the Portfolio has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Portfolio.
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Portfolio has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.
Swap Summary as of December 31, 2009 is as follows:

		Notional
	Swap Type from	Amount
Swap Counterparty	Portfolio Perspective	(000's)		Value

Morgan Stanley Capital Services, Inc.:
	Credit Default Buy Protection	$480		$(11,485)
	Credit Default Sell Protection	480		(4,003)

			Total Swaps	$(15,488)

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES December 31, 2009

Assets
Investments, at value-see accompanying statement of investments:
Unaffiliated companies (cost $118,212,324)	$123,851,973
Affiliated companies (cost $2,501,190)	2,501,190

126,353,163

Receivables and other assets:
Investments sold	2,189,039
Interest, dividends and principal paydowns	443,919
Futures margins	7,336
Shares of capital stock sold	3,109
Other	9,277

Total assets	129,005,843

Liabilities
Depreciated swaps, at value	15,488
Payables and other liabilities:
Investments purchased (including $14,182,342 purchased on a when-issued or delayed delivery basis)	16,379,740
Futures margins	22,266
Shareholder communications	11,783
Shares of capital stock redeemed	10,809
Transfer and shareholder servicing agent fees	9,567
Directors' compensation	6,725
Other	82,368

Total liabilities	16,538,746

Net Assets	$112,467,097

Composition of Net Assets
Par value of shares of capital stock	$103,175
Additional paid-in capital	223,332,486
Accumulated net investment income	1,973,462
Accumulated net realized loss on investments	(118,403,165)
Net unrealized appreciation on investments	5,461,139

Net Assets-applicable to 103,174,572 shares of capital stock outstanding	$112,467,097

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.09
See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended December 31, 2009

Investment Income
Interest (net of foreign withholding taxes of $84)	$2,593,032
Dividends:
Unaffiliated companies	1,897,252
Affiliated companies	24,710

Total investment income	4,514,994

Expenses
Management fees	645,707
Transfer and shareholder servicing agent fees	74,762
Legal, auditing and other professional fees	43,636
Shareholder communications	17,167
Accounting service fees	15,000
Directors' compensation	11,130
Custodian fees and expenses	787
Other	8,813

Total expenses	817,002
Less waivers and reimbursements of expenses	(94,928)

Net expenses	722,074

Net Investment Income	3,792,920

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments from unaffiliated companies	(15,360,763)
Closing and expiration of futures contracts	(500,719)
Swap contracts	(2,351,281)

Net realized loss	(18,212,763)

Net change in unrealized appreciation (depreciation) on:
Investments	33,178,868
Futures contracts	(302,649)
Swap contracts	107,630

Net change in unrealized appreciation	32,983,849

Net Increase in Net Assets Resulting from Operations	$18,564,006

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,	2009	2008

Operations
Net investment income	$3,792,920	$6,475,405
Net realized loss	(18,212,763)	(46,746,462)
Net change in unrealized appreciation (depreciation)	32,983,849	(34,862,630)

Net increase (decrease) in net assets resulting from operations	18,564,006	(75,133,687)

Dividends and/or Distributions to Shareholders
Dividends from net investment income	-	(5,766,300)

Capital Stock Transactions
Net decrease in net assets resulting from capital stock transactions	(16,420,442)	(24,826,588)

Net Assets
Total increase (decrease)	2,143,564	(105,726,575)
Beginning of period	110,323,533	216,050,108

End of period (including accumulated net investment income of $ 1,973,462 and $118,979, respectively)	$112,467,097	$110,323,533

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Year Ended December 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$0.91	$1.53	$1.49	$1.37	$1.34

Income (loss) from investment operations:
Net investment income[1]	.03	.05	.04	.04	.03
Net realized and unrealized gain (loss)	.15	(.63)	.04	.12	.03

Total from investment operations	.18	(.58)	.08	.16	.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	-	(.04)	(.04)	(.04)	(.03)

Net asset value, end of period	$1.09	$0.91	$1.53	$1.49	$1.37

Total Return, at Net Asset Value[2]	19.78%	(38.65)%	5.82%	11.70%	4.78%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$112	$110	$216	$240	$261

Average net assets (in millions)	$103	$170	$231	$247	$277

Ratios to average net assets:[3]
Net investment income	3.67%	3.82%	2.84%	2.74%	2.34%
Total expenses	0.79%[4]	0.68%[4]	0.68%[4]	0.66%[4]	0.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.70%	0.68%	0.68%	0.66%	0.68%

Portfolio turnover rate[5]	144%	121%	107%	151%	149%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2009	0.79%
Year Ended December 31, 2008	0.68%
Year Ended December 31, 2007	0.68%
Year Ended December 31, 2006	0.66%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2009	$220,453,679	$226,017,815
Year Ended December 31, 2008	$257,388,353	$252,164,734
Year Ended December 31, 2007	$184,746,936	$185,640,788
Year Ended December 31, 2006	$299,867,320	$323,936,795
Year Ended December 31, 2005	$557,799,525	$563,615,189
See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Total Return Portfolio (the "Portfolio") is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions. The Portfolio's investment adviser is OppenheimerFunds, Inc. (the "Manager"). Shares of the Portfolio are sold only to separate accounts of life insurance companies. A majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the Manager.
     The following is a summary of significant accounting policies consistently followed by the Portfolio.
Securities Valuation. The Portfolio calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Portfolio's investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Directors or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Portfolio's assets are valued. Securities whose principal exchange is NASDAQ are valued based on the official closing prices reported by NASDAQ prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.
     "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Portfolio's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.

Securities on a When-Issued or Delayed Delivery Basis. The Portfolio may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Portfolio on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Portfolio's net asset value to the extent the Portfolio executes such transactions while remaining substantially fully invested. When the Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Portfolio to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Portfolio maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Portfolio may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of December 31, 2009, the Portfolio had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$14,182,342
The Portfolio may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Portfolio sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities that have been sold. The Portfolio records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Portfolio purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Portfolio's market value of investments relative to its net assets which can incrementally increase the volatility of the Portfolio's performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Portfolio to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk. To assure its future payment of the purchase price, the Portfolio maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.
Foreign Currency Translation. The Portfolio's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Portfolio's Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Portfolio is permitted to invest daily available cash balances in an affiliated money market fund. The Portfolio may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Portfolio's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Portfolio is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Portfolio expenses in an amount equal to the indirect management fees incurred through the Portfolio's investment in IMMF.
Federal Taxes. The Portfolio intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Portfolio files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Portfolio's tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Portfolio must satisfy under the income tax regulations, losses the Portfolio may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation Based on
Cost of Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4,5]	Tax Purposes

$1,964,702	$-	$118,555,134	$5,628,593

1.	As of December 31, 2009, the Portfolio had $116,860,518 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2009, details of the capital loss carryforwards were as follows:

Expiring
2010	$70,023,891
2016	13,978,418
2017	32,858,209

Total	$116,860,518

2.	As of December 31, 2009, the Portfolio had $1,694,616 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended December 31, 2009, the Portfolio did not utilize any capital loss carryforward.

4.	During the fiscal year ended December 31, 2008, the Portfolio did not utilize any capital loss carryforward.

5.	During the fiscal year ended December 31, 2009, $17,577,427 of unused capital loss carryforward expired.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio.
Accordingly, the following amounts have been reclassified for December 31, 2009. Net assets of the Portfolio were unaffected by the reclassifications.

Reduction to
Reduction to	Reduction to	Accumulated Net
Paid-in	Accumulated Net	Realized Loss on
Capital	Investment Income	Investments

$17,577,427	$1,938,437	$19,515,864

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

Distributions paid from:
Ordinary income	$-	$5,766,300
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$120,724,572
Federal tax cost of other investments	579,221

Total federal tax cost	$121,303,793

Gross unrealized appreciation	$8,736,587
Gross unrealized depreciation	(3,107,994)

Net unrealized appreciation	$5,628,593

Directors' Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Portfolio or in other Oppenheimer funds selected by the Director. The Portfolio purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Portfolio, and will not materially affect the Portfolio's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Portfolio pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Portfolio, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Indemnifications. The Portfolio's organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Portfolio. In the normal course of business, the Portfolio may also enter into contracts that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Portfolio. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Capital Stock
The Portfolio has authorized 1.51 billion shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount

Sold	1,339,136	$1,237,558	857,165	$1,094,622
Dividends and/or distributions reinvested	-	-	4,303,209	5,766,300
Redeemed	(19,543,652)	(17,658,000)	(25,110,984)	(31,687,510)

Net decrease	(18,204,516)	$(16,420,442)	(19,950,610)	$(24,826,588)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$134,658,941	$139,107,765
U.S. government and government agency obligations	1,135,938	357,025
To Be Announced (TBA) mortgage-related securities	220,453,679	226,017,815
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Portfolio pays the Manager a management fee based on the daily net assets of the Portfolio at an annual rate as shown in the following table:

Fee Schedule

Up to $600 million	0.625%
Over $600 million	0.450
Accounting Service Fees. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
Transfer Agent Fees. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. For the year ended December 31, 2009, the Portfolio paid $66,055 to OFS for services to the Portfolio.
Waivers and Reimbursements of Expenses. Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Portfolio's total annual operating expenses so that those expenses, as a percentage of daily net assets will not exceed the annual rate of 0.80%. This voluntary undertaking may be amended or withdrawn at any time.

     Effective April 1, 2009 through March 31, 2010, the Manager has agreed to voluntarily waive its advisory fee by 0.09% of the Portfolio's average annual net assets. This voluntary waiver will be applied after all other waivers and/or reimbursements and may be withdrawn at any time.
     During the year ended December 31, 2009, the Manager waived fees and/or reimbursed the Portfolio $91,691 as a result of these voluntary arrangements.
     Prior to May 1, 2009, OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Portfolio.
     The Manager will waive fees and/or reimburse Portfolio expenses in an amount equal to the indirect management fees incurred through the Portfolio's investment in IMMF. During the year ended December 31, 2009, the Manager waived $3,237 for IMMF management fees.
5. Risk Exposures and the Use of Derivative Instruments
The Portfolio's investment objectives not only permit the Portfolio to purchase investment securities, they also allow the Portfolio to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Portfolio will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Portfolio may use derivatives to increase or decrease its exposure to one or more of the following market risk factors defined below:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Portfolio's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Risks of Investing in Derivatives. The Portfolio's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Portfolio to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Portfolio's performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Portfolio. Typically, the associated risks are not the risks that the Portfolio is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Portfolio. The Portfolio's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Portfolio intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Portfolio has entered into master netting arrangements, established within the Portfolio's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Portfolio to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty. In addition, the Portfolio may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Portfolio.
          As of December 31, 2009, the Portfolio has not required certain counterparties to post collateral.
Credit Related Contingent Features. The Portfolio has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Portfolio. Credit related contingent features are established between the Portfolio and its derivatives counterparties to reduce the risk that the Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Portfolio's net assets and or a percentage decrease in the Portfolio's Net Asset Value or NAV. The contingent features are established within the Portfolio's ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
     As of December 31, 2009, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $15,488 for which collateral was not posted by the Portfolio. If a contingent feature would have been triggered as of December 31, 2009, the Portfolio could have been required to pay this amount in cash to its counterparties. If the Portfolio fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities; securities posted as collateral, if any, are reported on the Statement of Investments.

Valuations of derivative instruments as of December 31, 2009 are as follows:

	Asset Derivatives			Liability Derivatives
	Statement			Statement
Derivatives not	of Assets			of Assets
Accounted for as	and Liabilities			and Liabilities
Hedging Instruments	Location	Value		Location	Value

Credit contracts				Depreciated swaps, at value	$15,488
Interest rate contracts	Futures margins	$7,336	*	Futures margins	22,266	*

Total		$7,336			$37,754

*	Includes only the current day's variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or Loss Recognized on Derivatives
Derivatives not	Closing and
Accounted for as	expiration of
Hedging Instruments	futures contracts	Swap contracts	Total

Credit contracts	$-	$(2,351,281)	$(2,351,281)
Interest rate contracts	(500,719)	-	(500,719)

Total	$(500,719)	$(2,351,281)	$(2,852,000)

Amount of Change in Unrealized Gain or Loss Recognized on Derivatives
Derivatives not
Accounted for as
Hedging Instruments	Futures contracts	Swap contracts	Total

Credit contracts	$-	$107,630	$107,630
Interest rate contracts	(302,649)	-	(302,649)

Total	$(302,649)	$107,630	$(195,019)

Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Portfolio may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio's assets are valued.
     Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Portfolio has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Portfolio has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolio's securities.
Swap Contracts
The Portfolio may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Portfolio at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Portfolio also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Portfolio to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Portfolio may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset"). The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

     The Portfolio has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and, or, indexes that are either unavailable or considered to be less attractive in the bond market.
     The Portfolio has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.
     The Portfolio has also engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.
     The Portfolio has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.
     The Portfolio has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of individual securities and, or, indexes as opposed to decreasing its credit risk exposure related to similar debt securities held by the Portfolio.
     Additional associated risks to the Portfolio include counterparty credit risk and liquidity risk.
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.
     The Portfolio has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Portfolio to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.
     The Portfolio has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the portfolio to pay, or receive payments, to, or from, the counterparty based on the movement of credit spreads of the related indexes.
     Additional associated risks to the Portfolio include counterparty credit risk and liquidity risk.
     As of December 31, 2009, the Portfolio had no such total return swap agreements outstanding.
6. Illiquid Securities
As of December 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Portfolio will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
7. Subsequent Events Evaluation
The Portfolio has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 16, 2010, the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.

NOTES TO FINANCIAL STATEMENTS Continued
8. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds ("Defendant Funds") advised by the Manager and distributed by the Distributor (but not against the Portfolio). The lawsuits naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.
     In 2009, lawsuits were filed in state court against the Manager and its subsidiary (but not against the Portfolio), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff") and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds' Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Portfolio, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of Panorama Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Growth Fund/VA (one of the portfolios constituting the Panorama Series Fund, Inc.), including the statement of investments, as of December 31, 2009, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of Oppenheimer International Growth Fund/VA for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those statements and financial highlights.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Growth Fund/VA as of December 31, 2009, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

KPMG llp

Denver, Colorado
February 16, 2010

STATEMENT OF INVESTMENTS December 31, 2009

	Shares	Value

Common Stocks-96.9%
Consumer Discretionary-11.8%
Automobiles-2.0%
Bayerische Motoren Werke (BMW) AG	21,675	$994,309
Honda Motor Co.	115,020	3,889,063
Toyota Motor Corp.	77,398	3,251,943

		8,135,315

Diversified Consumer Services-0.3%
Dignity plc	124,860	1,216,653
Hotels, Restaurants & Leisure-1.3%
Carnival Corp.[1]	84,600	2,680,974
Enterprise Inns plc	429,530	647,986
William Hill plc	661,692	1,970,518

		5,299,478

Household Durables-0.6%
SEB SA	40,198	2,277,283
Media-1.7%
British Sky Broadcasting Group plc	85,978	774,505
Grupo Televisa SA, Sponsored GDR	95,900	1,990,884
Vivendi SA	79,810	2,356,122
Zee Entertainment Enterprises Ltd.	371,500	2,041,931

		7,163,442

Multiline Retail-0.3%
Pinault-Printemps-Redoute SA	10,180	1,219,856
Specialty Retail-1.7%
Hennes & Mauritz AB, Cl. B	27,800	1,538,380
Industria de Diseno Textil SA	86,900	5,384,637

		6,923,017

Textiles, Apparel & Luxury Goods-3.9%
Burberry Group plc	472,610	4,531,213
Compagnie Financiere Richemont SA, Cl. A	69,937	2,340,168
Geox SpA	141,600	974,134
Luxottica Group SpA	95,500	2,471,114
LVMH Moet Hennessy Louis Vuitton SA	26,610	2,989,939
Swatch Group AG (The), Cl. B	11,850	2,982,648

		16,289,216

Consumer Staples-7.5%
Beverages-2.5%
C&C Group plc	976,244	4,212,473
Heineken NV	40,500	1,919,029
Pernod-Ricard SA	47,950	4,118,131

		10,249,633

Food & Staples Retailing-0.6%
Woolworths Ltd.	91,937	2,302,844
Food Products-3.4%
Aryzta AG	59,181	2,205,450
Barry Callebaut AG	7,869	4,967,332
Nestle SA	50,408	2,446,210
Unilever plc	145,396	4,653,994

		14,272,986

Household Products-0.6%
Reckitt Benckiser Group plc	49,226	2,668,343
Personal Products-0.4%
L'Oreal SA	13,350	1,482,180
Energy-4.5%
Energy Equipment & Services-1.2%
Saipem SpA	43,600	1,497,778
Technip SA	51,750	3,626,310

		5,124,088

Oil, Gas & Consumable Fuels-3.3%
BG Group plc	305,820	5,476,541
BP plc, ADR	54,700	3,170,959
Total SA	61,890	3,966,002
Tsakos Energy Navigation Ltd.	69,000	1,011,540

		13,625,042

Financials-11.8%
Capital Markets-6.8%
3i Group plc	464,362	2,099,178
BinckBank NV	271,800	4,886,064
Collins Stewart plc	1,789,679	2,001,797
Credit Suisse Group AG	92,306	4,546,176
Deutsche Bank AG	61,522	4,350,272
ICAP plc	799,368	5,551,884
Reinet Investments SCA[1]	8,714	137,411
Swissquote Group Holding SA	29,936	1,490,361
Tullett Prebon plc	699,780	3,116,860

		28,180,003

Commercial Banks-0.4%
ICICI Bank Ltd., Sponsored ADR	49,625	1,871,359
Insurance-3.4%
Allianz SE	8,763	1,096,762
AMP Ltd.	270,433	1,628,727
Prudential plc	437,051	4,452,252
QBE Insurance Group Ltd.	295,901	6,753,776

		13,931,517

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Real Estate Management & Development-0.5%
Solidere, GDR[2]	10,080	$246,960
Solidere, GDR[2,3]	66,720	1,634,640

		1,881,600

Thrifts & Mortgage Finance-0.7%
Housing Development Finance Corp. Ltd.	19,300	1,109,766
Paragon Group Cos. plc	773,624	1,636,916

		2,746,682

Health Care-15.8%
Biotechnology-2.5%
CSL Ltd.	180,800	5,259,826
Grifols SA	179,100	3,120,914
Marshall Edwards, Inc.[1,4]	382,300	267,610
Marshall Edwards, Inc., Legend Shares[1,4]	330,600	231,420
NeuroSearch AS1	58,771	871,797
Santhera Pharmaceuticals[1]	19,000	465,610

		10,217,177

Health Care Equipment & Supplies-7.4%
DiaSorin SpA	147,323	5,232,231
Essilor International SA	51,150	3,045,143
Nobel Biocare Holding AG	28,463	952,595
Smith & Nephew plc	229,546	2,356,997
Sonova Holding AG	28,315	3,423,837
Straumann Holding AG	11,614	3,273,657
Synthes, Inc.	46,964	6,142,616
Terumo Corp.	57,200	3,423,171
William Demant Holding AS1	34,500	2,599,737

		30,449,984

Health Care Providers & Services-2.0%
Sonic Healthcare Ltd.	587,058	8,104,952
Health Care Technology-0.0%
Ortivus AB, Cl. B1	279,600	144,594
Life Sciences Tools & Services-0.3%
Art Advanced Research Technologies, Inc.[1,4]	270,100	-
Art Advanced Research Technologies, Inc., Legend Shares[1,4]	898,700	-
Art Advanced Research Technologies, Inc., Series 1[1,4]	360,333	-
Art Advanced Research Technologies, Inc., Series 2[1,4]	113,634	-
BTG plc[1]	457,454	1,277,741
Tyrian Diagnostics Ltd.[1]	9,315,698	133,885

		1,411,626

Pharmaceuticals-3.6%
Astellas Pharma, Inc.	26,200	973,340
GlaxoSmithKline plc	36,943	782,567
Novogen Ltd.[1]	1,154,071	604,628
Roche Holding AG	40,564	6,893,664
Sanofi-Aventis SA	34,405	2,696,891
Shionogi & Co. Ltd.	80,000	1,726,526
Takeda Pharmaceutical Co. Ltd.	34,600	1,422,859

		15,100,475

Industrials-18.7%
Aerospace & Defense-1.1%
Empresa Brasileira de Aeronautica SA	528,126	2,917,073
European Aeronautic Defense & Space Co.	77,020	1,538,520

		4,455,593

Air Freight & Logistics-0.3%
Toll Holdings Ltd.	154,839	1,206,629
Commercial Services & Supplies-2.9%
Aggreko plc	343,490	5,113,133
De La Rue plc	121,450	1,928,204
Prosegur Compania de Seguridad SA	104,300	5,116,542

		12,157,879

Construction & Engineering-3.0%
Koninklijke Boskalis Westminster NV	76,021	2,927,600
Leighton Holdings Ltd.	49,780	1,681,998
Maire Tecnimont SpA	581,900	2,067,199
Outotec OYJ	38,000	1,338,024
Trevi Finanziaria SpA	189,000	2,968,063
Vinci SA	21,603	1,209,984

		12,192,868

Electrical Equipment-3.5%
ABB Ltd.	362,332	6,929,737
Alstom	73,710	5,121,251
Ceres Power Holdings plc[1]	992,902	2,558,075

		14,609,063

Industrial Conglomerates-1.4%
Koninklijke (Royal) Philips
Electronics NV	80,900	2,398,343
Siemens AG	36,739	3,378,201

		5,776,544

Machinery-1.8%
Aalberts Industries NV	423,645	6,052,452
Demag Cranes AG	37,487	1,269,862

		7,322,314

	Shares	Value

Professional Services-3.1%
Capita Group plc	720,291	$8,687,991
Experian plc	408,643	4,039,679

		12,727,670

Trading Companies & Distributors-1.6%
Bunzl plc	527,427	5,717,799
Wolseley plc[1]	42,182	843,851

		6,561,650

Information Technology-19.4%
Communications Equipment-3.3%
Tandberg ASA	218,100	6,215,500
Telefonaktiebolaget LM Ericsson, B Shares	792,980	7,303,975

		13,519,475

Computers & Peripherals-0.0%
Logitech International SA1	11,383	195,820
Electronic Equipment & Instruments-5.8%
Hoya Corp.	161,893	4,291,907
Ibiden Co. Ltd.	53,321	1,898,964
Keyence Corp.	21,279	4,386,716
Nidec Corp.	102,100	9,362,044
Nippon Electric Glass Co. Ltd.	83,000	1,132,689
Omron Corp.	68,986	1,231,060
Phoenix Mecano AG	4,232	1,611,879

		23,915,259

Internet Software & Services-1.5%
United Internet AG1	153,696	2,020,431
Yahoo! Japan Corp.	13,646	4,079,075

		6,099,506

IT Services-1.8%
Infosys Technologies Ltd.	136,564	7,600,048
Office Electronics-1.0%
Canon, Inc.	96,250	4,068,975
Semiconductors & Semiconductor Equipment-0.2%
ARM Holdings plc	366,370	1,050,373
Software-5.8%
Autonomy Corp. plc[1]	436,890	10,662,566
Compugroup Holding AG1	105,267	1,101,609
Nintendo Co. Ltd.	13,900	3,289,376
Sage Group plc (The)	385,000	1,368,071
SAP AG	62,928	2,975,124
Square Enix Holdings Co. Ltd.	32,794	688,028
Temenos Group AG1	143,995	3,714,773

		23,799,547

Materials-5.7%
Chemicals-1.3%
Filtrona plc	1,030,980	3,119,830
Sika AG	1,394	2,168,627

		5,288,457

Construction Materials-0.4%
James Hardie Industries NV, CDI[1]	207,100	1,561,517
Metals & Mining-4.0%
Impala Platinum Holdings Ltd.	205,600	5,589,261
Rio Tinto plc	92,367	4,978,230
Vale SA, Sponsored ADR, Preference	249,200	6,185,144

		16,752,635

Telecommunication Services-1.4%
Diversified Telecommunication Services-0.5%
BT Group plc	1,040,075	2,251,986
Wireless Telecommunication Services-0.9%
KDDI Corp.	370	1,951,151
Vodafone Group plc	721,023	1,673,521

		3,624,672

Utilities-0.3%
Electric Utilities-0.3%
Fortum OYJ	46,800	1,267,855

Total Common Stocks (Cost $291,736,797)		400,295,680

Rights, Warrants and Certificates-0.0%
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $3.60, Exp. 8/6/12[1,4]	7,500	16,959
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $4.35, Exp. 7/11/10[1,4]	89,460	5,706
Tyrian Diagnostics Ltd. Rts., Strike Price 0.030AUD, Exp. 12/31/10[1]	1,164,462	2,744

Total Rights, Warrants and Certificates (Cost $0)		25,409

Investment Companies-2.9%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[5,6]	672,322	672,322
Oppenheimer Institutional Money Market Fund, Cl. E, 0.21%[5,7]	11,219,823	11,219,823

Total Investment Companies (Cost $11,892,145)		11,892,145

Total Investments, at Value (Cost $303,628,942)	99.8%	412,213,234
Other Assets Net of Liabilities	0.2	737,562

Net Assets	100.0%	$412,950,796

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments
Strike price is reported in U.S Dollars, except for those denoted in the following currency:
AUD           Australian Dollar

1.	Non-income producing security.

2.	The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

3.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,634,640 or 0.40% of the Fund's net assets as of December 31, 2009.

4.	Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of December 31, 2009 was $521,695, which represents 0.13% of the Fund's net assets, all of which is considered restricted. See Note 6 of accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Art Advanced Research Technologies, Inc,	3/3/04-5/16/06	$217,425	$-	$(217,425)
Art Advanced Research Technologies, Inc., Legend Shares	11/21/07	145,583	-	(145,583)
Art Advanced Research Technologies, Inc., Series 1	7/11/05	337,687	-	(337,687)
Art Advanced Research Technologies, Inc., Series 2	4/19/06	114,044	-	(114,044)
Marshall Edwards, Inc.	12/28/05-7/28/08	1,873,903	267,610	(1,606,293)
Marshall Edwards, Inc., Legend Shares	7/7/06-8/3/07	966,240	231,420	(734,820)
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $3.60, Exp. 8/6/12	8/3/07	-	16,959	16,959
Marshall Edwards, Inc., Legend Shares Wts., Strike Price $4.35, Exp. 7/11/10	7/7/06	-	5,706	5,706

		$3,654,882	$521,695	$(3,133,187)

5.	Rate shown is the 7-day yield as of December 31, 2009.

6.	Interest rate is less than 0.0005%.

7.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares			Shares
	December 31,	Gross	Gross	December 31,
	2008	Additions	Reductions	2009

OFI Liquid Assets Fund, LLC	-	31,518,595	31,518,595	-
Oppenheimer Institutional Money Market Fund, Cl. E	31,279,725	188,783,240	208,843,142	11,219,823

	Value	Income

OFI Liquid Assets Fund, LLC	$-	$75,712	[a]
Oppenheimer Institutional Money Market Fund, Cl. E	11,219,823	125,394

	$11,219,823	$201,106

a. Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level-1 unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level-2 inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level-3 significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts that are included in the Fund's Statement of Assets and Liabilities as of December 31, 2009 based on valuation input level:

			Level 3-
	Level 1-	Level 2-	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$11,775,206	$36,749,054	$-	$48,524,260
Consumer Staples	20,617,939	10,358,047	-	30,975,986
Energy	4,182,499	14,566,631	-	18,749,130
Financials	20,567,158	28,044,003	-	48,611,161
Health Care	27,378,873	38,049,935	-	65,428,808
Industrials	8,784,747	68,225,463	-	77,010,210
Information Technology	55,503,392	24,745,611	-	80,249,003
Materials	6,185,144	17,417,465	-	23,602,609
Telecommunication Services	1,673,521	4,203,137	-	5,876,658
Utilities	-	1,267,855	-	1,267,855
Rights, Warrants and Certificates	-	25,409	-	25,409
Investment Companies	11,892,145	-	-	11,892,145

Total Assets	$168,560,624	$243,652,610	$-	$412,213,234

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United Kingdom	$93,362,304	22.6%
Switzerland	56,751,160	13.8
Japan	51,066,887	12.4
France	35,647,612	8.6
Australia	32,658,239	7.9
The Netherlands	19,745,005	4.8
Germany	17,186,570	4.2
Italy	15,210,519	3.7
United States	15,094,814	3.7
Spain	13,622,093	3.3
India	12,623,104	3.1
Brazil	9,102,217	2.2
Sweden	8,986,949	2.2
Norway	6,215,500	1.5
South Africa	5,589,261	1.4
Ireland	4,212,473	1.0
Jersey, Channel Islands	4,039,679	1.0
Denmark	3,471,534	0.8
Finland	2,605,879	0.6
Mexico	1,990,884	0.5
Lebanon	1,881,600	0.5
Bermuda	1,011,540	0.2
Luxembourg	137,411	-
Canada	-	-

Total	$412,213,234	100.0%

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES December 31, 2009

Assets
Investments, at value-see accompanying statement of investments:
Unaffiliated companies (cost $292,409,119)	$400,993,411
Affiliated companies (cost $11,219,823)	11,219,823

412,213,234
Receivables and other assets:
Shares of capital stock sold	1,050,152
Dividends	494,437
Other	10,856

Total assets	413,768,679

Liabilities
Payables and other liabilities:
Shares of capital stock redeemed	500,277
Foreign capital gains tax	148,565
Investments purchased	54,956
Transfer and shareholder servicing agent fees	34,487
Distribution and service plan fees	25,528
Shareholder communications	11,441
Directors' compensation	6,115
Other	36,514

Total liabilities	817,883

Net Assets	$412,950,796

Composition of Net Assets
Par value of shares of capital stock	$249,688
Additional paid-in capital	382,978,005
Accumulated net investment income	4,042,337
Accumulated net realized loss on investments and foreign currency transactions	(82,760,444)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	108,441,210

Net Assets	$412,950,796

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $369,574,977 and 224,284,321 shares of capital stock outstanding)	$1.65
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $43,375,819 and 25,403,797 shares of capital stock outstanding)	$1.71
See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended December 31, 2009

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $502,421)	$8,212,958
Affiliated companies	125,394
Income from investment of securities lending cash collateral, net-affiliated companies	75,712
Interest	1,400

Total investment income	8,415,464

Expenses
Management fees	3,482,172
Distribution and service plan fees-Service shares	76,572
Transfer and shareholder servicing agent fees:
Non-Service shares	238,602
Service shares	26,858
Shareholder communications:
Non-Service shares	15,399
Service shares	1,591
Custodian fees and expenses	40,781
Accounting service fees	15,000
Directors' compensation	13,344
Other	54,130

Total expenses	3,964,449
Less waivers and reimbursements of expenses	(273,734)

Net expenses	3,690,715

Net Investment Income	4,724,749

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	(40,912,558)
Foreign currency transactions	2,559,189

Net realized loss	(38,353,369)
Net change in unrealized appreciation on:
Investments (net of foreign capital gains tax of $148,565)	140,020,493
Translation of assets and liabilities denominated in foreign currencies	16,833,699

Net change in unrealized appreciation	156,854,192

Net Increase in Net Assets Resulting from Operations	$123,225,572

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,	2009	2008

Operations
Net investment income	$4,724,749	$6,211,470
Net realized loss	(38,353,369)	(17,903,187)
Net change in unrealized appreciation (depreciation)	156,854,192	(187,256,809)

Net increase (decrease) in net assets resulting from operations	123,225,572	(198,948,526)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(5,101,807)	(3,348,511)
Service shares	(303,400)	(190,645)

	(5,405,207)	(3,539,156)

Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions:
Non-Service shares	(35,629,232)	111,827,999
Service shares	11,473,542	2,908,287

	(24,155,690)	114,736,286

Net Assets
Total increase (decrease)	93,664,675	(87,751,396)
Beginning of period	319,286,121	407,037,517

End of period (including accumulated net investment income of $4,042,337 and $4,510,864, respectively)	$412,950,796	$319,286,121

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Non-Service Shares Year Ended December 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$1.21	$2.13	$1.91	$1.47	$1.30

Income (loss) from investment operations:
Net investment income[1]	.02	.03	.02	.01	.01
Net realized and unrealized gain (loss)	.44	(.93)	.22	.44	.17

Total from investment operations	.46	(.90)	.24	.45	.18

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.02)	(.02)	(.01)	(.01)

Net asset value, end of period	$1.65	$1.21	$2.13	$1.91	$1.47

Total Return, at Net Asset Value[2]	39.24%	(42.64)%	12.61%	30.78%	14.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$369,575	$297,686	$374,302	$308,111	$203,172

Average net assets (in thousands)	$328,763	$341,275	$348,714	$247,327	$115,108

Ratios to average net assets:[3]
Net investment income	1.35%	1.71%	0.95%	0.73%	0.78%
Total expenses	1.08%[4]	1.01%[4]	1.01%[4]	1.04%[4]	1.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.01%	1.04%	1.09%

Portfolio turnover rate	34%	22%	19%	9%	28%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2009	1.09%
Year Ended December 31, 2008	1.02%
Year Ended December 31, 2007	1.01%
Year Ended December 31, 2006	1.04%
See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS Continued

Service Shares Year Ended December 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$1.25	$2.21	$1.97	$1.53	$1.34

Income (loss) from investment operations:
Net investment income[1]	.01	.03	.02	.01	.01
Net realized and unrealized gain (loss)	.47	(.98)	.23	.44	.19

Total from investment operations	.48	(.95)	.25	.45	.20

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.01)	(.01)	(.01)	(.01)

Net asset value, end of period	$1.71	$1.25	$2.21	$1.97	$1.53

Total Return, at Net Asset Value[2]	39.06%	(43.07)%	13.00%	29.25%	14.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,376	$21,600	$32,736	$25,710	$15,977

Average net assets (in thousands)	$30,629	$26,235	$31,137	$20,061	$13,609

Ratios to average net assets:[3]
Net investment income	0.94%	1.43%	0.71%	0.42%	0.50%
Total expenses	1.34%[4]	1.28%[4]	1.29%[4]	1.34%[4]	1.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.26%	1.27%	1.29%	1.34%	1.40%

Portfolio turnover rate	34%	22%	19%	9%	28%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2009	1.35%
Year Ended December 31, 2008	1.29%
Year Ended December 31, 2007	1.29%
Year Ended December 31, 2006	1.34%
See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer International Growth Fund/VA (the "Fund") is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by, under normal circumstances, investing at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States. The Fund's investment adviser is OppenheimerFunds, Inc. (the "Manager"). Shares of the Fund are sold only to separate accounts of life insurance companies.
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Directors or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.
     "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Foreign Currency Translation. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.
Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund's Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC ("LAF") is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund's investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF's expenses, including its management fee of 0.08%.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$5,017,759	$-	$67,771,450	$92,482,910

1.	As of December 31, 2009, the Fund had $67,020,087 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2009, details of the capital loss carryforwards were as follows:

Expiring

2010	$5,201,741
2011	19,750,028
2016	8,040,336
2017	34,027,982

Total	$67,020,087

2.	As of December 31, 2009, the Fund had $751,363 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended December 31, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended December 31, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

Increase to
Increase	Accumulated Net
to Accumulated Net	Realized Loss
Investment Income	on Investments

$211,931	$211,931
The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

Distributions paid from:
Ordinary income	$5,405,207	$3,539,156

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$319,587,242
Federal tax cost of other investments	1,200

Total federal tax cost	$319,588,442

Gross unrealized appreciation	$106,221,471
Gross unrealized depreciation	(13,738,561)

Net unrealized appreciation	$92,482,910

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.
Directors' Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund's organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Capital Stock
The Fund has authorized 500 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	55,429,069	$71,297,058	109,184,845	$175,488,716
Dividends and/or distributions reinvested	5,314,382	5,101,807	1,753,147	3,348,511
Redeemed	(82,637,532)	(112,028,097)	(40,311,197)	(67,009,228)

Net increase (decrease)	(21,894,081)	$(35,629,232)	70,626,795	$111,827,999

Service Shares
Sold	10,900,585	$15,469,684	7,264,228	$11,629,567
Dividends and/or distributions reinvested	303,400	303,400	96,285	190,645
Redeemed	(3,066,031)	(4,299,542)	(4,939,331)	(8,911,925)

Net increase	8,137,954	$11,473,542	2,421,182	$2,908,287

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF and LAF, for the year ended December 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$115,107,610	$124,166,078
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	1.00%
Over $250 million	0.90
Accounting Service Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
Transfer Agent Fees. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended December 31, 2009, the Fund paid $232,693 to OFS for services to the Fund.

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the "Distributor"), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the Plan, payments are made periodically at an annual rate of up to 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund's assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund's total annual operating expenses so that those expenses, as percentages of daily net assets will not exceed the annual rate of 1.00% for Non-Service shares and 1.25% for Service shares. This voluntary undertaking may be amended or withdrawn at any time. During the year ended December 31, 2009, the Manager waived fees and/or reimbursed the Fund $230,827 and $23,214 for Non-Service and Service shares, respectively.
     Prior to May 1, 2009, OFS had voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended December 31, 2009, the Manager waived $19,693 for IMMF management fees.
5. Foreign Currency Exchange Contracts
The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Foreign currency exchange contracts, if any, are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.
     As of December 31, 2009, the Fund held no outstanding forward contracts.
6. Illiquid or Restricted Securities
As of December 31, 2009, investments in securities included issues that are illiquid or restricted. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities.

Certain restricted securities, eligible for resale to qualified institutional purchasers, may not be subject to that limitation. Securities that are illiquid or restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
     As of December 31, 2009, the Fund had no securities on loan.
8. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 16, 2010, the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
9. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds ("Defendant Funds") advised by the Manager and distributed by the Distributor (but not against the Fund). The lawsuits naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.
     In 2009, lawsuits were filed in state court against the Manager and its subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff") and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

NOTES TO FINANCIAL STATEMENTS Continued
9. Pending Litigation Continued
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds' Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.

Panorma Series Fund, Inc.

Website
www.oppenheimerfunds.com

Investment Adviser
OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Distributor
OppenheimerFunds Distributor, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1.800.CALL OPP (225.5677)

Custodian Bank
JPMorgan Chase Bank
4 Chase Metro Tech Center
Brooklyn, New York 11245

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street
Denver, Colorado 80202

Counsel to the Funds & Independent Directors
K&L Gates LLP
70 West Madison Street, Suite 3100
Chicago, Illinois 60602

PANORAMA SERIES FUND, INC.

FORM N-1A

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)     (i)     Amended and Restated Articles of Incorporation dated 5/8/95: Previously filed with Registrant’s Post-Effective Amendment No. 23, 3/1/96, and incorporated herein by reference.

(ii)     Articles Supplementary dated 8/29/96: Previously filed with Registrant’s Post-Effective Amendment No. 25, 4/25/97, and incorporated herein by reference.

(iii)     Articles Supplementary dated 4/27/00: Previously filed with Registrant’s Post-Effective Amendment No. 31, 4/27/00, and incorporated herein by reference.

(iv)     Articles Supplementary dated 4/26/04: Previously filed with Registrant’s Post-Effective Amendment No. 36, 4/27/04, and incorporated herein by reference.

(v)     Articles of Supplementary dated 1/16/06: Previously filed with Registrant’s Post Effective Amendment No. 39, 4/28/06, and incorporated herein by reference.

       (vi)     Articles of Supplementary dated 5/22/08: Previously filed with Registrant's Post-Effective Amendment No. 42, 4/30/09, and incorporated herein by reference.

(b)     By-Laws amended through 1/29/96: Previously filed with Registrant's Post-Effective Amendment No. 23, 3/1/96, and incorporated herein by reference.

(c)     Oppenheimer International Growth Fund/VA specimen share certificate: Previously filed with Registrant’s Post-Effective Amendment No. 33, 4/29/02, and incorporated herein by reference.

(d)     (i)     Amended and Restated Investment Advisory Agreement on behalf of Total Return Portfolio dated 1/1/05: Previously filed with Registrant’s Post-Effective Amendment No. 37, 2/25/05, and incorporated herein by reference.

     (ii)     Amended and Restated Investment Advisory Agreement on behalf of Growth Portfolio dated 1/1/05: Previously filed with Registrant’s Post-Effective Amendment No. 37, 2/25/05, and incorporated herein by reference.

     (iii)     Amended and Restated Investment Advisory Agreement on behalf of Oppenheimer International Growth Fund/VA (formerly named International Equity Portfolio) dated 1/1/05: Previously filed with Registrant’s Post-Effective Amendment No. 37, 2/25/05, and incorporated herein by reference.

(e)     (i)     General Distributor’s Agreement for Service shares of Total Return Portfolio dated April 17, 2000: Previously filed with Registrant’s Post-Effective Amendment No. 31, 4/27/00, and incorporated herein by reference.

     (ii)     General Distributor’s Agreement for Service shares of Growth Portfolio dated April 17, 2000: Previously filed with Registrant’s Post-Effective Amendment No. 31, 4/27/00, and incorporated herein by reference.

     (iii)     General Distributor’s Agreement for Service shares of International Growth Fund/VA dated April 17, 2000: Previously filed with Registrant’s Post-Effective Amendment No. 31, 4/27/00, and incorporated herein by reference.

     (iv)     Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

     (v)     Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

     (vi)     Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

     (vii)     Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), (10/26/01), and incorporated herein by reference.

     (viii)     Form of Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

(f)     Form of Oppenheimer Funds Compensation Deferral Plan, As Amended and Restated Effective January 1, 2008: Previously filed with Post-Effective Amendment No. 2 to the Registration Statement of Oppenheimer Portfolio Series Fixed Income Active Allocation Fund (Reg. No. 333-146105), (5/29/09), and incorporated herein by reference.

(g) Global Custody Agreement dated August 16, 2002: Previously filed with Post-Effective

Amendment No. 51 to the Registration Statement of Oppenheimer Capital Appreciation Fund (Reg. No. 2-69719), (10/23/06), and incorporated herein by reference.

(h)     Not applicable.

(i)     Opinion and Consent of Counsel: Previously filed with Post-Effective Amendment No. 22, 4/28/95, and incorporated herein by reference.

(j)     Independent Registered Public Accounting Firm’s Consents: Filed herewith.

(k)     Not applicable.

(l)	Not applicable.

(m)     (i)     Amended and Restated Distribution & Service Plan and Agreement for Service shares of Total Return Portfolio under Rule 12b-1 dated 10/28/05: Previously filed with Registrant’s Post Effective Amendment No. 39, 4/28/06, and incorporated herein by reference.

(ii)     Amended and Restated Distribution & Service Plan and Agreement for Service shares of Growth Portfolio under Rule 12b-1 dated 10/28/05: Previously filed with Registrant’s Post Effective Amendment No. 39, 4/28/06, and incorporated herein by reference.

(iii)     Amended and Restated Distribution & Service Plan and Agreement for Service shares of International Growth Fund/VA under Rule 12b-1 dated 10/28/05: Previously filed with Registrant’s Post Effective Amendment No. 39, 4/28/06, and incorporated herein by reference

       (n)     Oppenheimer Funds Multiple Class Plan under Rule 18f-3 updated through 9/17/09: Previously filed with the Post-Effective Amendment No. 16 to the Registration Statement of Oppenheimer Main Street Small Cap Fund (Reg. No. 333-78269), (10/2/09), and incorporated herein by reference.

(o)     (i)     Powers of Attorney dated August 26, 2009 for all Trustees/Directors and Officers, with the exception of William F. Glavin, Jr.: Previously filed with Post-Effective Amendment No. 24 to the Registration Statement of Oppenheimer Senior Floating Rate Fund (Reg. No. 333-128848), (11/20/09), and incorporated herein by reference.

     (ii)     Power of Attorney dated December 18, 2009 for William Glavin: Previously Filed with Post Effective Amendment No. 64 to the Registration Statement of Oppenheimer Quest For Value Funds, (Reg No. 33-15489), (12/18/09), and incorporated herein by reference.

(p)     Amended and Restated Code of Ethics of the Oppenheimer Funds dated November 30, 2007 under Rule 17j-1 of the Investment Company Act of 1940: Previously filed with Post Effective Amendment No. 65 to the Registration Statement of Oppenheimer Quest For Value Funds, (Reg No. 33-15489), (2/24/10), and incorporated herein by reference.

Item 29. - Persons Controlled by or Under Common Control with the Fund

None.

Item 30. – Indemnification

Reference is made to the provisions of Article Fifth of Registrant's Articles of Amendment and Restatement filed as Exhibit 28(a) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31. - Business and Other Connections of the Investment Adviser

(a)     OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 31(b) below.

(b)     There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Timothy L. Abbuhl, Vice President	Treasurer of Centennial Asset Management Corporation; Vice President and Assistant Treasurer of OppenheimerFunds Distributor, Inc.
Patrick Adams Vice President	None
Robert Agan, Senior Vice President

Senior Vice President of Shareholder Financial Services, Inc. and Shareholders Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OFI Private Investments Inc.

Obi Akunwafor, Assistant Vice President	Formerly Senior Associate at Goldman Sachs & Co. (January 2000 – January 2008).
Carl Algermissen, Vice President & Associate Counsel	Assistant Secretary of Centennial Asset Management Corporation.
Victor Alino, Vice President	None
Michael Amato, Vice President	None
Nicole Andersen, Assistant Vice President	None
Raymond Anello, Vice President	Formerly Portfolio Manager of Dividend Strategy/Sector Analyst for Energy/Utilities at RS Investments (June 2007- April 2009).
Janette Aprilante, Vice President & Secretary

Secretary (since December 2001) of: Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation (since June 2003), Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc., Trinity Investment Management Corporation (since January 2005), OppenheimerFunds Legacy Program, OFI Private Investments Inc. (since June 2003) and OFI Institutional Asset Management, Inc. (since June 2003). Assistant Secretary of OFI Trust Company (since December 2001).

Hany S. Ayad, Vice President	None
Paul Aynsley, Vice President	None
James F. Bailey, Senior Vice President	Senior Vice President of Shareholder Services, Inc. (since March 2006).
Robert Baker, Vice President	None
John Michael Banta, Assistant Vice President	None
Michael Barnes, Assistant Vice President	None
Adam Bass, Assistant Vice President	None
Kevin Baum, Senior Vice President	None
Jeff Baumgartner, Vice President	Vice President of HarbourView Asset Management Corporation.
Marc Baylin, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Todd Becerra, Assistant Vice President	None
Kathleen Beichert, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Gerald Bellamy, Vice President	None
Emanuele Bergagnini, Vice President	Assistant Vice President of OFI Institutional Asset Management, Inc.
Robert Bertucci, Assistant Vice President: Rochester Division	None
Rajeev Bhaman, Senior Vice President	Vice President of OFI Institutional Asset Management, Inc.
Adam Bierstedt, Assistant Vice President	Formerly a manager in the Business Controller Group at OppenheimerFunds, Inc. (February 2006 – January 2010).
Craig Billings, Vice President	None
Mark Binning, Assistant Vice President	None
Julie Blanchard, Assistant Vice President	None
Beth Bleimehl, Assistant Vice President	None
Lisa I. Bloomberg, Senior Vice President & Deputy General Counsel	Assistant Secretary of Oppenheimer Real Asset Management, Inc.
Veronika Boesch, Vice President	None
Chad Boll, Vice President	None
Michelle Borre Massick, Vice President	None
Lori E. Bostrom, Senior Vice President & Deputy General Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.
John Boydell, Vice President	None
Donal Brishnoi, Assistant Vice President	Formerly an Analyst at Moore Capital Management (April 2007 – December 2008).
Richard Britton, Vice President	None
Garrett C. Broadrup, Vice President & Associate Counsel	None
Michael Bromberg, Assistant Vice President	None
Holly Broussard, Vice President	None
Jack Brown, Vice President	None
Roger Buckley, Assistant Vice President	None
Joy Budzinski, Vice President	None
Carla Buffulin, Assistant Vice President	None
Stephanie Bullington, Assistant Vice President	None
Paul Burke, Vice President	None
Mark Burns, Vice President	None
JoAnne Butler, Assistant Vice President	None
Christine Calandrella, Assistant Vice President	None
Michael Camarella, Assistant Vice President	None
Dale Campbell, Assistant Vice President	None
Jason Carter, Assistant Vice President	None
Debra Casey, Vice President	None
Lisa Chaffee, Vice President	None
Ronald Chibnik, Vice President	None
Patrick Sheng Chu, Assistant Vice President	None
Brett Clark, Vice President	None
Jennifer Clark, Assistant Vice President	Assistant Vice President at Shareholder Financial Services, Inc., Shareholder Services, Inc., and OFI Private Investments Inc.
H.C. Digby Clements, Senior Vice President: Rochester Division	None
Thomas Closs, Assistant Vice President	None
David Cole, Assistant Vice President	None
Eric Compton, Assistant Vice President	None
Gerald James Concepcion, Assistant Vice President	None
Cheryl Corrigan, Assistant Vice President	None
Scott Cottier, Vice President: Rochester Division	None
William Couch, Assistant Vice President	None
Geoffrey Craddock Senior Vice President	Formerly Senior Vice President and Head of Market Risk Management for CIBC.
Terry Crady, Assistant Vice President	Formerly IT Development Manager at OppenheimerFunds, Inc.
Roger W. Crandall, Director	President, Director and Chief Executive Officer of Massachusetts Mutual Life Insurance Company
Jerry Cubbin, Vice President

Formerly a Consultant at National Australia Bank, (May 2009 – October 2009), a Consultant at Magnitude Capital, (November 2008 – May 2009) and a Managing Director at Brown Brothers Harriman (March 2001 – July 2008).

George Curry, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Kevin Dachille, Vice President	None
Rushan Dagli, Vice President	Vice President of OFI Private Investments Inc., Shareholder Financial Services, Inc. and Shareholder Services, Inc.
John Damian, Senior Vice President	None
Peter Dao, Vice President	None
Jason Davis, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.
Robert Dawson, Assistant Vice President	None
John Delano, Vice President	None
Kendra Delisa, Assistant Vice President	None
Alessio de Longis, Assistant Vice President	Formerly Sr. Research Analyst (February 2008 – April 2009).
Damaris De Los Santos, Assistant Vice President	None
Richard Demarco, Assistant Vice President	None
Mark Demitry, Vice President	None
Craig P. Dinsell, Executive Vice President	None
Randall C. Dishmon, Vice President	None
Rebecca K. Dolan, Vice President	None
Steven D. Dombrower, Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc.
Andrew Donohue, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc. (2007 – June 2009).
Alicia Dopico, Vice President	None
Andrew Doyle, Senior Vice President	Formerly First Vice President, head of Global Wealth Management Rewards and Information Services at Bank of America (March 2006 – March 2009).
Thomas Doyle, Assistant Vice President	None
Robert Dunphy, Assistant Vice President	Formerly Intermediate Analyst at OppenheimerFunds, Inc (August 2004 – May 2009).
Brian Dvorak, Vice President	None
Richard Edmiston, Vice President	None
Taylor Edwards, Vice President & Associate Counsel	None
Peter Ellman, Assistant Vice President	None
Christopher Emanuel, Vice President	None
Daniel R. Engstrom, Vice President	None
James Robert Erven, Assistant Vice President	None
George R. Evans, Senior Vice President & Director of International Equities	None
Kim Evans, Vice President	Formerly an Owner of Evans Consulting Group, LLC (February 2000 – August 2009) and a Managing Member of Cranbury Design Center, LLC (February 2000 – February 2009).
Kathy Faber, Assistant Vice President	None
David Falicia, Assistant Vice President	Assistant Secretary (as of July 2004) of HarbourView Asset Management Corporation.
Rachel Fanopoulos, Assistant Vice President	None
Matthew Farkas, Vice President and Associate Counsel	None
Kristie Feinberg, Vice President and Assistant Treasurer

Assistant Treasurer of Oppenheimer Acquisition Corp., Centennial Asset Management Corp., OFI Institutional Asset Management Inc. and OFI Institutional Asset Management; Treasurer of OppenheimerFunds Legacy Program, Oppenheimer Real Asset Management, Inc.

William Ferguson, Assistant Vice President	None
Emmanuel Ferreira, Vice President	None
Steven Fling, Assistant Vice President	None
David Foxhoven, Senior Vice President	Assistant Vice President of OppenheimerFunds Legacy Program; Vice President of HarbourView Asset Management Corporation.
Arnella Forde, Assistant Vice President	Formerly Managing Editor / Communications Consultant at Franklin Templeton Investments (September 2007 – March 2009).
Colleen M. Franca, Vice President	None
Debbie Francis, Assistant Vice President	Previously employed at OppenheimerFunds, Inc (August 2007 – August 2009).
Dominic Freud, Vice President	None
Marcus Franz, Vice President	None
Hazem Gamal, Vice President	None
Charles Gapay, Assistant Vice President	None
Anthony W. Gennaro, Jr., Vice President

Formerly a sector manager for media, internet and telecom and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC (October 2006 – April 2009.)

Timothy Gerlach, Assistant Vice President	None
Alan C. Gilston, Vice President	None
Jacqueline Girvin-Harkins, Assistant Vice President	None
William F. Glavin, Jr., Chairman, Chief Executive Officer, President and Director	Formerly Executive Vice President and co-Chief Operating Officer of MassMutual Financial Group.
Jill E. Glazerman, Senior Vice President	None
Kevin Glenn, Assistant Vice President	None
Manind Govil, Senior Vice President	Formerly portfolio manager with RS Investment Management Co. LLC (October 2006 – May 2009).
Raquel Granahan, Senior Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc., and OppenheimerFunds Legacy Program.
Robert B. Grill, Senior Vice President	None
Marilyn Hall, Vice President	None
Cheryl Hampton, Vice President	Formerly Vice President and Director of Mutual Fund and Hedge Fund Operations at Calamos Advisors LLC (March 2007 – September 2009).
Kelly Haney, Assistant Vice President	None
Jason Harubin, Assistant Vice President	None
Steve Hauenstein, Assistant Vice President	None
Thomas B. Hayes, Vice President	None
Bradley Hebert, Assistant Vice President	None
Heidi Heikenfeld, Assistant Vice President	None
Annika Helgerson, Assistant Vice President	None
Phillip Hensler, Executive Vice President	Formerly CEO, Chairman and Managing Director at DWS Investment Distributors, Inc.
Kenneth Herold, Assistant Vice President	None
Daniel Herrmann, Vice President	Vice President of OFI Private Investments Inc.
Benjamin Hetrick, Assistant Vice President	None
Dennis Hess, Vice President	None
Joseph Higgins, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Dorothy F. Hirshman, Vice President	None
Daniel Hoelscher, Assistant Vice President	None
Eivind Holte, Vice President	None
Craig Holloway, Assistant Vice President	None
Lucienne Howell, Vice President	None
Brian Hourihan, Vice President & Deputy General Counsel

Assistant Secretary of Oppenheimer Real Asset Management, Inc., HarbourView Asset Management Corporation, OFI Institutional Asset Management, Inc. (since April 2006) and Trinity Investment Management Corporation.

Edward Hrybenko, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Jason Hubersberger, Vice President	None
Kevin Andrew Huddleston, Assistant Vice President	None
Scott T. Huebl, Vice President	Assistant Vice President of OppenheimerFunds Legacy Program.
Douglas Huffman, Assistant Vice President	None
Margaret Hui, Vice President	None
Dana Hunter, Assistant Vice President	None
John Huttlin, Vice President

Senior Vice President (Director of the International Division) (since January 2004) of OFI Institutional Asset Management, Inc.; Director (since June 2003) of OppenheimerFunds International Distributor Limited.

James G. Hyland, Assistant Vice President	None
Kelly Bridget Ireland, Vice President	None
Kathleen T. Ives, Senior Vice President, Deputy General Counsel & Assistant Secretary

Vice President and Assistant Secretary of OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc.; Assistant Secretary of Centennial Asset Management Corporation, OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.

Frank V. Jennings, Senior Vice President	None
Lisa Kadehjian, Assistant Vice President	None
Rezo Kanovich, Vice President	None
Amee Kantesaria, Vice President and Assistant Counsel	None
Thomas W. Keffer, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.
Sean Keller, Vice President	None
James Kennedy, Senior Vice President	None
Michael Keogh, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
John Kiernan, Vice President & Marketing Compliance Manager	None
Audrey Kiszla, Vice President	None
Daniel Kohn, Vice President	None
Samuel Koren, Vice President and Deputy General Counsel	Formerly Managing Director of the Litigation and Regulatory Group at Bear, Stearns; Attorney at Cleary Gottlieb Steen & Hamilton.
Martin S. Korn, Senior Vice President	None
Michael Kotlartz, Vice President	None
Brian Kramer, Vice President	None
Magnus Krantz, Vice President	Formerly an Analyst at RS Investments (December 2005 – May 2009).
Alexander Kurinets, Assistant Vice President	None
Gloria LaFond, Assistant Vice President	None
Lisa Lamentino, Vice President	None
Tracey Lange, Vice President	Vice President of OppenheimerFunds Distributor, Inc. and OFI Private Investments Inc.
Eric Larson, Vice President	Formerly Senior Equity Trader at RS Investments (October 2006 – May 2009).
Gayle Leavitt, Assistant Vice President	None
Christopher M. Leavy, Executive Vice President & Chief Investment Officer, Equities	Senior Vice President of OFI Private Investments Inc., OFI Institutional Asset Management, Inc., and Trinity Investment Management Corporation.
Johnny C. Lee, Vice President & Assistant Counsel	Formerly Vice President at Morgan Stanley Investment Management, Inc. (August 2006 – February 2009).
Victor Lee, Vice President	None
Young-Sup Lee, Vice President	Formerly a Vice President at Morgan Stanley (July 2006- July 2008).
Randy Legg, Vice President & Associate Counsel	None
Michael Leskinen, Vice President	Formerly Senior Sector Analyst (December 2007 – February 2009).
Michael S. Levine, Vice President	None
Brian Levitt, Vice President	None
Justin Leverenz, Vice President	None
William M. Levey, Assistant Vice President & Assistant Counsel	Formerly an attorney at Seward & Kissel LLP (September 2005 – April 2009).
Gang Li, Vice President	None
Shanquan Li, Vice President	None
Julie A. Libby, Senior Vice President	Senior Vice President and Chief Operating Officer of OFI Private Investments Inc.
Daniel Lifshey, Assistant Vice President	None
Mitchell J. Lindauer, Vice President & Assistant General Counsel	None
William Linden, Vice President	None
Malissa B. Lischin, Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.
Justin Livengood, Vice President	None
Christina Loftus, Vice President	None
David P. Lolli, Assistant Vice President	None
Daniel G. Loughran, Senior Vice President: Rochester Division	None
Patricia Lovett, Senior Vice President	Vice President of Shareholder Financial Services, Inc. and Senior Vice President of Shareholder Services, Inc.
Misha Lozovik, Vice President	None
Dongyan Ma, Assistant Vice President	None
Aaron Magid, Assistant Vice President	None
Matthew Maley, Vice President	None
Jerry Mandzij, Vice President	None
Dana Mangnuson, Assistant Vice President	Formerly a Marketing Manager at OppenheimerFunds, Inc.
Daniel Martin, Assistant Vice President	None
Kenneth Martin, Vice President	Formerly a Compliance Officer at Merrill Lynch & Co. (May 2007 – August 2009).
William T. Mazzafro, Vice President	None
Melissa Mazer, Vice President	None
Trudi McCanna, Vice President	None
Neil McCarthy, Vice President	None
Elizabeth McCormack, Vice President	Vice President and Assistant Secretary of HarbourView Asset Management Corporation.
Joseph McDonnell, Vice President	None
Joseph McGovern, Vice President	None
William McNamara, Vice President	None
Michael Medev, Assistant Vice President	None
Krishna Memani, Senior Vice President	Formerly Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006 through January 2009).
Jay Mewhirter, Vice President	None
Andrew J. Mika, Senior Vice President	None
Jan Miller, Assistant Vice President	None
Scott Miller, Vice President	None
Rejeev Mohammed, Assistant Vice President	None
David Moore, Vice President	Formerly Vice President at RNK Capital (June 2004 - September 2008).
Sarah Morrison, Assistant Vice President	None
Jill Mulcahy, Vice President: Rochester Division	None
Suzanne Murphy, Vice President	Vice President of OFI Private Investments Inc.
Thomas J. Murray, Vice President	None
Pankaj Naik, Vice President	None
Christina Nasta, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Paul Newman, Assistant Vice President	None
William Norman, Assistant Vice President	None
James B. O’Connell, Assistant Vice President	None
Matthew O’Donnell, Vice President	None
Lisa Ogren, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.
Tony Oh, Vice President	None
Kristina Olson, Senior Vice President	None
Kristin Pak, Vice President	None
Lerae A. Palumbo, Assistant Vice President	None
Kim Pascalau, Assistant Vice President	None
Robert H. Pemble, Vice President	None
Lori L. Penna, Vice President	None
Brian Petersen, Vice President	Assistant Treasurer of OppenheimerFunds Legacy Program.
Marmeline Petion-Midy, Assistant Vice President	None
David Pfeffer, Director	Treasurer of Oppenheimer Acquisition Corp.; Senior Vice President of HarbourView Asset Management Corporation since February 2004.
James F. Phillips, Senior Vice President	None
Gary Pilc, Vice President	None
Christine Polak, Vice President	None
Sergei Polevikov, Assistant Vice President	None
Jeffrey Portnoy, Assistant Vice President	None
Stacy Pottinger, Vice President	None
David Preuss, Assistant Vice President	None
Christopher Proctor, Vice President	None
Ellen Puckett, Assistant Vice President	None
Jodi Pullman, Assistant Vice President	None
Paul Quarles, Assistant Vice President	None
Michael E. Quinn, Vice President	None
Julie S. Radtke, Vice President	None
Benjamin Ram, Vice President	Formerly a sector manager at RS Investment Management Co. LLC (October 2006 – May 2009) and Portfolio Manager Mid Cap Strategies.
Norma J. Rapini, Assistant Vice President: Rochester Division	None
Jill Reiter, Assistant Vice President	None
Jason Reuter, Assistant Vice President	None
Eric Rhodes, Vice President	None
Maria Ribeiro De Castro, Vice President	None
Grace Roberts, Assistant Vice President	None
Robert Robis, Vice President	None
Benjamin Rockmuller, Vice President	None
Antoinette Rodriguez, Vice President	None
Lucille Rodriguez, Assistant Vice President	None
Michael Rollings, Director	Executive Vice President and Chief Financial Officer of Massachusetts Mutual Life Insurance Company
Stacey Roode, Senior Vice President	None
Erica Rualo, Assistant Vice President	None
Adrienne Ruffle, Vice President & Associate Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.
Kim Russomanno, Assistant Vice President	None
Gerald Rutledge, Vice President	None
Julie Anne Ryan, Vice President	None
Sean Ryan, Assistant Vice President and Assistant Counsel	Formerly an associate at Sidley Austin, LLP.
Timothy Ryan, Vice President	None
Rohit Sah, Vice President	None
Gary Salerno, Assistant Vice President	None
Valerie Sanders, Vice President	None
Carlos Santiago Assistant Vice President	Legal Disclosure and Paralegal Manager at OppenheimerFunds, Inc. (since May 2007).
Kurt Savallo, Assistant Vice President	Formerly Senior Business Analyst at OppenheimerFunds, Inc.
Mary Beth Schellhorn, Assistant Vice President	None
Ellen P. Schoenfeld, Vice President	None
Kathleen Schmitz, Assistant Vice President	Assistant Vice President of HarbourView Asset Management Corporation.
Patrick Schneider, Assistant Vice President	None
Jeffrey Schwartz, Assistant Vice President	Formerly Manager in Fund Operations at OppenheimerFunds, Inc. (Sept 2006 – May 2009).
Scott A. Schwegel, Assistant Vice President	None
Allan P. Sedmak, Assistant Vice President	None
Matthew Severski, Assistant Vice President	Formerly Lead IS Engineer at OppenheimerFunds, Inc. (August 2006 – May 2009).
Jennifer L. Sexton, Vice President	Senior Vice President of OFI Private Investments Inc.
Rudi Schadt, Vice President	None
Asutosh Shah, Vice President	None
Kamal Shah, Vice President	None
Tammy Sheffer, Vice President	None
William Sheppard, Vice President	None
Mary Dugan Sheridan, Vice President	None
Nicholas Sherwood, Assistant Vice President	None
Joel Simon, Vice President	Formerly Assistant Vice President at OppenheimerFunds, Inc. (1999-2009).
David C. Sitgreaves, Assistant Vice President	None
Jan Smith, Assistant Vice President	Formerly Manager at OppenheimerFunds Inc. (May 2005 – June 2009).
Scott Smith, Vice President	None
Paul Snogren, Assistant Vice President	None
Louis Sortino, Vice President: Rochester Division	None
Astrid Yee-Sobraques, Vice President	Formerly a manager at GE Corporate (September 2005 – September 2008).
Keith J. Spencer, Senior Vice President	None
Brett Stein, Vice President	None
Richard A. Stein, Vice President: Rochester Division	None
Arthur P. Steinmetz, Executive Vice President & Chief Investment Officer, Fixed Income	Senior Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc.
Jennifer Stevens, Vice President	None
Benjamin Stewart, Assistant Vice President	None
Peter Strzalkowski, Vice President	Vice President of HarbourView Asset Management, Inc.
Agata Strzelichowski, Assistant Vice President	Formerly an associate at Goldman, Sachs & Co. (December 2005 – July 2008).
Amy Sullivan, Assistant Vice President	None
Michael Sussman, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Brian C. Szilagyi, Assistant Vice President	None
Kelly Thomas, Assistant Vice President	None
Vincent Toner, Vice President	None
Matthew Torpey, Assistant Vice President	None
Melinda Trujillo, Vice President	None
Leonid Tsvayg, Assistant Vice President	None
Keith Tucker, Vice President	None
Angela Uttaro, Assistant Vice President: Rochester Division	None
Mark S. Vandehey, Senior Vice President & Chief Compliance Officer

Vice President and Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.; Chief Compliance Officer of HarbourView Asset Management Corporation, Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Trinity Investment Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments Inc. and OFI Trust Company and OFI Institutional Asset Management, Inc.

Maureen Van Norstrand, Vice President	None
Nancy Vann, Vice President & Associate Counsel	None
Raman Vardharaj, Vice President	Formerly a sector manager and a senior quantitative analyst at RS Investment Management Co. LLC (October 2006 - May 2009).
Rene Vecka, Assistant Vice President: Rochester Division	None
Elaine Villas Assistant Vice President	None
Ryan Virag, Assistant Vice President	None
Jake Vogelaar, Assistant Vice President	None
Phillip F. Vottiero, Senior Vice President	None
Mark Wachter, Vice President	None
Lisa Walsh, Assistant Vice President	None
Darren Walsh, Executive Vice President	President and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc.
Eliot Walsh, Assistant Vice President	None
Richard Walsh, Vice President	Vice President of OFI Private Investments.
Elizabeth Ward, Director	Senior Vice President and Chief Enterprise Risk Officer of Massachusetts Mutual Life Insurance Company.
Thomas Waters, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Margaret Weaver, Vice President	None
Jerry A. Webman, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.
Christopher D. Weiler, Vice President: Rochester Division	None
Adam Weiner, Vice President	None
Christine Wells, Vice President	None
Joseph J. Welsh, Senior Vice President	Vice President of HarbourView Asset Management Corporation.
Adam Wilde, Assistant Vice President	None
Troy Willis, Assistant Vice President, Rochester Division	None
Mitchell Williams, Vice President	None
Martha Willis, Executive Vice President	Formerly Executive Vice President of Investment Product Management at Fidelity Investments.
Julie Wimer, Assistant Vice President	None
Deanna Wine, Assistant Vice President	None
Brian W. Wixted, Senior Vice President

Treasurer of HarbourView Asset Management Corporation; OppenheimerFunds International Ltd., Oppenheimer Real Asset Management, Inc., Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments Inc., OFI Institutional Asset Management, Inc., OppenheimerFunds plc and OppenheimerFunds Legacy Program; Treasurer and Chief Financial Officer of OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.

Carol E. Wolf, Senior Vice President

Senior Vice President of HarbourView Asset Management Corporation and of Centennial Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc; serves on the Board of the Colorado Ballet.

Meredith Wolff, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Oliver Wolff, Assistant Vice President	None
Caleb C. Wong, Vice President	None
Sookhee Yee, Assistant Vice President	Vice President at Merrill Lynch Bank and Trust, FSB (February 2002 – May 2009).
Edward C. Yoensky, Assistant Vice President	None
Geoff Youell, Assistant Vice President	None
Lucy Zachman, Vice President	None
Robert G. Zack, Executive Vice President & General Counsel

General Counsel of Centennial Asset Management Corporation; General Counsel and Director of OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc.; Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments Inc.; Executive Vice President, General Counsel and Director of OFI Trust Company; Director and Assistant Secretary of OppenheimerFunds International Limited; Vice President, Secretary and General Counsel of Oppenheimer Acquisition Corp.; Director and Assistant Secretary of OppenheimerFunds International Distributor Limited ; Vice President of OppenheimerFunds Legacy Program; Vice President and Director of Oppenheimer Partnership Holdings Inc.; Director of OFI Institutional Asset Management, Ltd.

Anna Zatulovskaya, Assistant Vice President	None
Sara Zervos, Vice President	None
Ronald Zibelli, Jr. Vice President	Formerly Managing Director and Small Cap Growth Team Leader at Merrill Lynch.
Matthew Ziehl, Vice President	Formerly a portfolio manager with RS Investment Management Co. LLC (from October 2006 - May 2009)

The Oppenheimer Funds include the following:

Limited Term New York Municipal Fund (a series of Rochester Portfolio Series)

OFI Tremont Core Strategies Hedge Fund

Oppenheimer Absolute Return Fund

Oppenheimer AMT-Free Municipals

Oppenheimer AMT-Free New York Municipals

Oppenheimer Balanced Fund

Oppenheimer Baring SMA International Fund

Oppenheimer California Municipal Fund

Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Income Fund

Oppenheimer Cash Reserves

Oppenheimer Champion Income Fund

Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Core Bond Fund (a series of Oppenheimer Integrity Funds)

Oppenheimer Developing Markets Fund

Oppenheimer Discovery Fund

Oppenheimer Emerging Growth Fund

Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

Oppenheimer Global Fund

Oppenheimer Global Opportunities Fund

Oppenheimer Global Value Fund

Oppenheimer Gold & Special Minerals Fund

Oppenheimer International Bond Fund

Oppenheimer Institutional Money Market Fund

Oppenheimer International Diversified Fund

Oppenheimer International Growth Fund

Oppenheimer International Small Company Fund

Oppenheimer Limited Term California Municipal Fund

Oppenheimer Limited-Term Government Fund

Oppenheimer Limited Term Municipal Fund (a series of Oppenheimer Municipal Fund)

Oppenheimer Main Street Fund (a series of Oppenheimer Main Street Funds, Inc.)

Oppenheimer Main Street Opportunity Fund

Oppenheimer Main Street Small Cap Fund

Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Loan Fund, LLC

Oppenheimer Master International Value Fund, LLC

Oppenheimer Money Market Fund, Inc.

Oppenheimer Multi-State Municipal Trust (3 series):

Oppenheimer New Jersey Municipal Fund

Oppenheimer Pennsylvania Municipal Fund

Oppenheimer Rochester National Municipals

Oppenheimer Portfolio Series (4 series)

Active Allocation Fund

Equity Investor Fund

Conservative Investor Fund

Moderate Investor Fund

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer Principal Protected Main Street Fund (a series of Oppenheimer Principal

Protected Trust)

Oppenheimer Principal Protected Main Street Fund II (a series of Oppenheimer Principal

Protected Trust II)

Oppenheimer Principal Protected Main Street Fund III (a series of Oppenheimer Principal

Protected Trust III)

Oppenheimer Quest For Value Funds (3 series)

Oppenheimer Quest Balanced Fund

Oppenheimer Quest Opportunity Value Fund

Oppenheimer Small- & Mid-Cap Value Fund

Oppenheimer Quest International Value Fund

Oppenheimer Real Estate Fund

Oppenheimer Rising Dividends Fund

Oppenheimer Rochester Arizona Municipal Fund

Oppenheimer Rochester Double Tax-Free Municipals

Oppenheimer Rochester General Municipal Fund

Oppenheimer Rochester Maryland Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund

Oppenheimer Rochester Michigan Municipal Fund

Oppenheimer Rochester Minnesota Municipal Fund

Oppenheimer Rochester North Carolina Municipal Fund

Oppenheimer Rochester Ohio Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund

Oppenheimer Select Value Fund

Oppenheimer Senior Floating Rate Fund

Oppenheimer Series Fund, Inc. (1 series):

Oppenheimer Value Fund

Oppenheimer SMA Core Bond Fund

Oppenheimer SMA International Bond Fund

Oppenheimer Strategic Income Fund

Oppenheimer Transition 2010 Fund

Oppenheimer Transition 2015 Fund

Oppenheimer Transition 2020 Fund

Oppenheimer Transition 2025 Fund

Oppenheimer Transition 2030 Fund

Oppenheimer Transition 2040 Fund

Oppenheimer Transition 2050 Fund

Oppenheimer U.S. Government Trust

Oppenheimer Variable Account Funds (11 series):

Oppenheimer Balanced Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Core Bond Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer MidCap Fund/VA

Oppenheimer Money Fund/VA

Oppenheimer Strategic Bond Fund/VA

Oppenheimer Value Fund/VA

Panorama Series Fund, Inc. (3 series):

Growth Portfolio

Oppenheimer International Growth Fund/VA

Total Return Portfolio

Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial Services, Inc., Shareholder Services, Inc., Centennial Asset Management Corporation, and OppenheimerFunds Legacy Program is 6803 South Tucson Way, Centennial, Colorado 80112-3924.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation, Oppenheimer Acquisition Corp., OFI Private Investments Inc., OFI Institutional Asset Management, Inc. Oppenheimer Real Asset Management, Inc. and OFI Trust Company is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

The address of OppenheimerFunds International Ltd. is 70 Sir John Rogerson’s Quay, Dublin 2, Ireland.

The address of OFI Institutional Asset Management, Ltd., is One Silk Road, London, England EC27 8HQ.

The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania 16823.

The address of OppenheimerFunds International Distributor Limited is 13th Floor, Printing House, 6 Duddell Street, Central, Hong Kong.

Item 32. Principal Underwriter

(a)     OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and Part B of this Registration Statement and listed in Item 31(b) above (except Panorama Series Fund, Inc.) and for MassMutual Institutional Funds.

(b)     The directors and officers of the Registrant's principal underwriter are:

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Timothy Abbhul(1)	Vice President and Treasurer	None
Robert Agan(1)	Vice President	None
Anthony Allocco(2)	Assistant Vice President	None
Janette Aprilante(2)	Secretary	None
James Austin(1)	Vice President	None
James Barker 1723 W. Nelson Street Chicago, IL 60657	Vice President	None
Kathleen Beichert(1)	Senior Vice President	None
Rocco Benedetto(2)	Vice President	None
Christopher Bergeron	Vice President	None
Rick Bettridge 11504 Flowering Plum Lane Highland, UT 84003	Vice President	None
David A. Borrelli 105 Black Calla Ct. San Ramon, CA 94583	Vice President	None
Jeffrey R. Botwinick 4431 Twin Pines Drive Manlius, NY 13104	Vice President	None
Sarah Bourgraf(1)	Vice President	None
Bryan Bracchi 1124 Hampton Dr. Allen, TX 75013	Vice President	None
Joshua Broad(2)	Vice President	None
Ken Broadsky(2)	Vice President	None
Kevin E. Brosmith 5 Deer Path South Natlick, MA 01760	Senior Vice President	None
Jeffrey W. Bryan 1048 Malaga Avenue Coral Gables, FL 33134	Vice President	None
Ross Burkstaller 211 Tulane Drive SE Albuquerque, NM 87106	Vice President	None
Robert Caruso 15 Deforest Road Wilton, CT 06897	Vice President	None
Donelle Chisolm(2)	Assistant Vice President	None
Andrew Chronofsky	Vice President	None
Angelanto Ciaglia(2)	Vice President	None
Nicholas Cirbo(1)	Vice President	None
Melissa Clayton(2)	Assistant Vice President	None
Craig Colby(2)	Vice President	None
Rodney Constable(1)	Vice President	None
Neev Crane 1530 Beacon Street, Apt. #1403 Brookline, MA 02446	Vice President	None
Michael Daley 40W387 Oliver Wendell Holmes St St. Charles, IL 60175	Vice President	None
Fredrick Davis 14431 SE 61st Street Bellevue, WA 98006	Vice President	None
John Davis(2)	Vice President	None
Stephen J. Demetrovits(2)	Vice President	None
Brian Dietrich (1)	Assistant Vice President	None
Steven Dombrower 13 Greenbrush Court Greenlawn, NY 11740	Vice President	None
Robert Dunphy(2)	Vice President	None
Beth Arthur Du Toit(1)	Vice President	None
Paul Eck 3055 Forest Ridge Court Fairlawn, OH 44333	Vice President	None
Kent M. Elwell 35 Crown Terrace Yardley, PA 19067	Vice President	None
Gregg A. Everett 4328 Auston Way Palm Harbor, FL 34685-4017	Vice President	None
George R. Fahey 9511 Silent Hills Lane Lone Tree, CO 80124	Senior Vice President	None
Eric C. Fallon 10 Worth Circle Newton, MA 02458	Vice President	None
Matthew Farrier(1)	Vice President	None
Kristie Feinberg(2)	Assistant Treasurer	None
Joseph Fernandez 1717 Richbourg Park Drive Brentwood, TN 37027	Vice President	None
Mark J. Ferro 104 Beach 221st Street Breezy Point, NY 11697	Senior Vice President	None
Eric P. Fishel 725 Boston Post Rd., #12 Sudbury, MA 01776	Vice President	None
Patrick W. Flynn 14083 East Fair Avenue Englewood, CO 80111	Senior Vice President	None
John (“J”) Fortuna(2)	Vice President	None
Jayme D. Fowler 3818 Cedar Springs Road, #101-349 Dallas, TX 75219	Vice President	None
Diane Frankenfield(2)	Senior Vice President	None
Jerry Fraustro(2)	Vice President	None
William Friebel 2919 St. Albans Forest Circle Glencoe, MO 63038	Vice President	None
Alyson Frost(2)	Assistant Vice President	None
Greg Fulginite 515 N. Bemiston Ave. St. Louis, MO 63130	Vice President	None
William Gahagan(2)	Vice President	None
Charlotte Gardner(1)	Vice President	None
David Goldberg(2)	Assistant Vice President	None
Michael Gottesman 255 Westchester Way Birmingham, MI 48009	Vice President	None
Raquel Granahan(2)	Senior Vice President	None
Robert Grill(2)	Senior Vice President	None
Eric Grossjung 4002 N. 194th Street Elkhorn, NE 68022	Vice President	None
Michael D. Guman 3913 Pleasant Avenue Allentown, PA 18103	Vice President	None
James E. Gunter 603 Withers Circle Wilmington, DE 19810	Vice President	None
Kevin J. Healy(2)	Vice President	None
Kenneth Henry(2)	Vice President	None
Wendy G. Hetson(2)	Vice President	None
Jennifer Hoelscher(1)	Assistant Vice President	None
Edward Hrybenko(2)	Senior Vice President	None
Amy Huber(1)	Assistant Vice President	None
Brian F. Husch 37 Hollow Road Stonybrook, NY 11790	Vice President	None
Patrick Hyland(2)	Assistant Vice President	None
Keith Hylind(2)	Vice President	None
Kathleen T. Ives(1)	Vice President & Assistant Secretary	Assistant Secretary
Shonda Rae Jaquez(2)	Vice President	None
Brian Johnson(1)	Vice President	None
Eric K. Johnson 8588 Colonial Drive Lone Tree, CO 80124	Senior Vice President	None
Elyse Jurman 5486 NW 42 Ave Boca Raton, FL 33496	Vice President	None
Thomas Keffer(2)	Senior Vice President	None
Michael Keogh(2)	Vice President	None
Brian Kiley(2)	Vice President	None
Richard Klein 4820 Fremont Avenue South Minneapolis, MN 55419	Senior Vice President	None
Brent A. Krantz 61500 Tam McArthur Loop Bend, OR 97702	Senior Vice President	None
Eric Kristenson(2)	Vice President	None
David T. Kuzia 10258 S. Dowling Way Highlands Ranch, CO 80126	Vice President	None
Tracey Lange(2)	Vice President	None
John Laudadio	Vice President	None
Jesse Levitt(2)	Vice President	None
Julie Libby(2)	Senior Vice President	None
Eric J. Liberman 27 Tappan Ave., Unit West Sleepy Hollow, NY 10591	Vice President	None
Malissa Lischin(2)	Assistant Vice President	None
Christina Loftus(2)	Vice President	None
Thomas Loncar 1401 North Taft Street, Apt. 726 Arlington, VA 22201	Vice President	None
Peter Maddox(2)	Vice President	None
Michael Malik 546 Idylberry Road San Rafael, CA 94903	Vice President	None
Steven C. Manns 1627 N. Hermitage Avenue Chicago, IL 60622	Vice President	None
Todd A. Marion 24 Midland Avenue Cold Spring Harbor, NY 11724	Vice President	None
LuAnn Mascia(2)	Vice President	None
Anthony Mazzariello(2)	Vice President	None
Michael McDonald 11749 S Cormorant Circle Parker, CO 80134	Vice President	None
John C. McDonough 533 Valley Road New Canaan, CT 06840	President and Director	None
Kent C. McGowan 9510 190th Place SW Edmonds, WA 98020	Vice President	None
Brian F. Medina 3009 Irving Street Denver, CO 80211	Vice President	None
William Meerman 4939 Stonehaven Drive Columbus, OH 43220	Vice President	None
Clint Modler(1)	Vice President	None
Robert Moser 9650 East Aspen Hill Circle Lone Tree, CO 80124	Vice President	None
David W. Mountford 7820 Banyan Terrace Tamarac, FL 33321	Vice President	None
James Mugno(2)	Vice President	None
Matthew Mulcahy(2)	Vice President	None
Wendy Jean Murray 32 Carolin Road Upper Montclair, NJ 07043	Vice President	None
Janet Oleary(2)	Vice President	None
John S. Napier 17 Hillcrest Ave. Darien, CT 06820	Senior Vice President	None
Christina Nasta(2)	Vice President	None
Kevin P. Neznek(2)	Vice President	None
Christopher Nicholson(2)	Vice President	None
Chad Noel	Vice President	None
Timothy O’Connell(2)	Vice President	None
Janet Oleary(2)	Vice President	None
Alan Panzer 6755 Ridge Mill Lane Atlanta, GA 30328	Vice President	None
Maria Paster(2)	Assistant Vice President	None
Donald Pawluk(2)	Vice President	None
Brian C. Perkes 6 Lawton Ct. Frisco, TX 75034	Vice President	None
Wayne Perry 3900 Fairfax Drive Apt 813 Arlington, VA 22203	Vice President	None
Charles K. Pettit(2)	Vice President	None
David Pfeffer(2)	Director	None
Andrew Phillips(1)	Assistant Vice President	None
Aaron Pisani(1)	Vice President	None
Rachel Powers(1)	Vice President	None
Nicole Pretzel(2)	Vice President	None
Minnie Ra 100 Dolores Street, #203 Carmel, CA 93923	Vice President	None
Dustin Raring 27 Blakemore Drive Ladera Ranch, CA 92797	Vice President	None
Michael A. Raso 3 Vine Place Larchmont, NY 10538	Vice President	None
Richard E. Rath 46 Mt. Vernon Ave. Alexandria, VA 22301	Vice President	None
Ramsey Rayan(2)	Vice President	None
William J. Raynor(4)	Vice President	None
Ian M. Roche 7070 Bramshill Circle Bainbridge, OH 44023	Vice President	None
Michael Rock 9016 Stourbridge Drive Huntersville, NC 28078	Vice President	None
Stacy Roode(2)	Vice President	None
Thomas Sabow 6617 Southcrest Drive Edina, MN 55435	Vice President	None
John Saunders 2251 Chantilly Ave. Winter Park, FL 32789	Vice President	None
Thomas Schmitt 40 Rockcrest Rd Manhasset, NY 11030	Vice President	None
William Schories 3 Hill Street Hazlet, NJ 07730	Vice President	None
Jennifer Sexton(2)	Vice President	None
Eric Sharp 862 McNeill Circle Woodland, CA 95695	Vice President	None
Kenneth Shell(1)	Vice President	None
Debbie A. Simon 55 E. Erie St., #4404 Chicago, IL 60611	Vice President	None
Bryant Smith	Vice President	None
Christopher M. Spencer 2353 W 118th Terrace Leawood, KS 66211	Vice President	None
John A. Spensley 375 Mallard Court Carmel, IN 46032	Vice President	None
Michael Staples 4255 Jefferson St Apt 328 Kansas City, MO 64111	Vice President	None
Alfred St. John(2)	Vice President	None
Bryan Stein 8 Longwood Rd. Voorhees, NJ 08043	Vice President	None
Wayne Strauss(3)	Assistant Vice President	None
Brian C. Summe 2479 Legends Way Crestview Hills, KY 41017	Vice President	None
Kenneth Sussi(2)	Vice President	None
Michael Sussman(2)	Vice President	None
George T. Sweeney 5 Smokehouse Lane Hummelstown, PA 17036	Senior Vice President	None
Brian Taylor	Vice President	None
James Taylor(2)	Assistant Vice President	None
Paul Temple(2)	Vice President	None
Troy Testa	Vice President	None
David G. Thomas 16628 Elk Run Court Leesburg, VA 20176	Vice President	None
Mark S. Vandehey(1)	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer
Vincent Vermette(2)	Vice President	None
Teresa Ward(1)	Vice President	None
Janeanne Weickum(1)	Vice President	None
Michael J. Weigner 4905 W. San Nicholas Street Tampa, FL 33629	Vice President	None
Donn Weise 3249 Earlmar Drive Los Angeles, CA 90064	Vice President	None
Chris G. Werner 98 Crown Point Place Castle Rock, CO 80108	Vice President	None
Ryan Wilde(1)	Vice President	None
Julie Wimer(2)	Assistant Vice President	None
Peter Winters 911 N. Organce Ave, Apt. 514 Orlando, FL 32801	Vice President	None
Patrick Wisneski(1)	Vice President	None
Meredith Wolff(2)	Vice President	None
Michelle Wood(2)	Vice President	None
Cary Patrick Wozniak 18808 Bravata Court San Diego, CA 92128	Vice President	None
John Charles Young 3914 Southwestern Houston, TX 77005	Vice President	None
Jill Zachman(2)	Vice President	None
Robert G. Zack(2)	General Counsel & Director	Vice President & Secretary
Steven Zito(1)	Vice President	None

(1)6803 South Tucson Way, Centennial, CO 80112-3924

(2)Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008

(3)350 Linden Oaks, Rochester, NY 14623

(4)Independence Wharf, 470 Atlantic Avenue, 11th Floor, Boston, MA 02210

(c)     Not applicable.

Item 33. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Centennial, Colorado 80112-3924.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of April 2010.

                                                                                      PANORAMA SERIES FUND, INC.

                                                                                       By:     /s/ William F. Glavin, Jr.*

                                                                                                 William F. Glavin, Jr., President and

                                                                                                 Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                                                    Title                                                             Date

William L. Armstrong*                                 Chairman of the                                            April 28, 2010
William L. Armstrong                                   Board of Directors

William F. Glavin, Jr *                                 President and Principal                                April 28, 2010
William F. Glavin, Jr                                    Executive Officer

Brian W. Wixted*                                         Treasurer, Principal                                     April 28, 2010
Brian W. Wixted                                           Financial & Accounting Officer

George C. Bowen*                                       Director                                                        April 28, 2010
George C. Bowen

Edward L. Cameron*                                   Director                                                        April 28, 2010
Edward L. Cameron

Jon S. Fossel*                                              Director                                                        April 28, 2010
Jon S. Fossel

Sam Freedman*                                            Director                                                       April 28, 2010
Sam Freedman

Richard F. Grabish*                                     Director                                                       April 28, 2010

Richard F. Grabish

Beverly L. Hamilton*                                   Director                                                       April 28, 2010
Beverly L. Hamilton

Robert J. Malone*                                        Director                                                       April 28, 2010

Robert J. Malone

F. William Marshall, Jr.*                             Director                                                       April 28, 2010
F. William Marshall, Jr.

*By:     /s/ Mitchell J. Lindauer
            Mitchell J. Lindauer, Attorney-in-Fact

PANORAMA SERIES FUND, INC.

Post-Effective Amendment No. 44

EXHIBIT INDEX

Exhibit No.                Description

28(j)                           Consents of the Independent Registered Public Accounting Firm